UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Westwood LargeCap Value

Westwood Low Volatility Equity

Westwood SMidCap Plus

Westwood SMidCap

Westwood SmallCap

Westwood MLP and Strategic Energy

Westwood Income Opportunity

Westwood Worldwide Income Opportunity

Westwood Emerging Markets

Westwood Short Duration High Yield

Westwood Opportunistic High Yield

Westwood Market Neutral Income

Westwood Strategic Convertibles

Westwood Flexible Income

Semi-Annual Report	April 30, 2019

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-FUND-WHG (1-877-386-3944). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Westwood Funds if you invest directly with the Fund.

Investment Adviser: Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

April 30, 2019

Dear Shareholders,

The Santa Claus Rally, first recorded by Yale Hirsch in his Stock Traders Almanac in 1972, is the rally generally seen over the last week of trading prior to the new year. Also known as the “December Effect,” this rally has averaged a 1.3% gain since 1950 with positive returns three out of four times over the last 50 years.(1) This year however, the S&P 500 looked primed for a lump of coal as the market slid hard on Christmas Eve, a typically light day for trading since markets stay open for just half of a normal day. Instead, the post-Christmas rally that Santa brought saw gains of more than 6.5% and kicked off a recovery from the declines seen just a few months prior.

Markets fell through the holidays for several reasons including concerns over the Federal Reserve’s (the Fed) continued desire to raise interest rates while reducing their holdings of securities on their balance sheet. Investors worried that their actions would cause the economy to slow, and potentially enter into a recession, at the same time as unresolved trade issues with China and others also weighed on businesses’ confidence in the future. While none of these concerns were new heading into September and October, they finally reached a tipping point and began to send markets lower. By the end of the year, nearly every stock market, bond market and asset class around the globe had a negative total return for 2018, marking the worst cross-asset performance in more than 100 years. However, all was not lost.

Economic data, while moderating, continued to remain relatively positive as the real gross domestic product (GDP) increased at an annual rate of 2.2% in the fourth quarter of 2018 and came in even stronger at 3.2% for the first quarter of 2019. This has helped allay fears of a near-term slowdown in the U.S. economy, with potential for some resurgence later in the year for other macroeconomic data. Earnings estimates have fallen, though with a strong reporting season during the first quarter, negative revisions have begun to moderate and could potentially move higher in tandem with the aforementioned data as the year progresses. Progress appears to be made on resolving the trade disputes, though with clear fits and starts. The Fed also pivoted sharply during the first quarter of 2019 as they no longer saw raising interest rates as necessary and announced an end to their balance sheet reductions. All of these served to help bolster stock markets even further, erasing double-digit losses at the lows from last year to end up nearly 10% for the most recent six-month period.

While the market continues to wrestle with uncertainty on a number of fronts, these shifts in the investing landscape are expected to create opportunities for active managers, particularly those focused on high active share, a measure of how different a portfolio is relative to its benchmark. The impact from these forces creates more dispersion in operating results between the high-quality, attractively valued companies best able to navigate these waters versus those lost at sea. In short, we believe our three-decades-old process, centered on our quality value philosophy, is well-suited for this environment and particularly so given our focus on protecting client capital during periods of elevated volatility.

The Way Forward

The current market environment continues to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strengths. As it has for over 30 years, our investment process continues to seek out fundamentally sound companies where we believe future earnings potential is being underestimated by the market, and strong fundamentals provide limited and quantifiable downside risk.

Thank you for your continued trust.

Sincerely,

The Investment Team

The Westwood Funds

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/ countries that may be mentioned. Investing involves risk including possible loss of principal.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives.

A discussion of each fund’s performance during the semiannual period ending April 30, 2019, is presented below.

1: Investopedia, “Santa Claus Rally.” November 8, 2018,

https://www.investopedia.com/terms/s/santaclauseffect.asp

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	6.60%	13.98%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	6.42%	13.92%
Russell 1000 Value Index	7.90%	15.90%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020. In the absence of current fee waivers, total return and yield would have been reduced.

Consumer Staples and Communication Services added to relative performance driven by stock selection. Bank of America rallied on strong expense management boosting results as well as the steepening in the yield curve. Honeywell rallied as strength was seen across their remaining segments, notably in aerospace, after spinning off Garrett Motion and Resideo Technologies. Colgate-Palmolive posted solid organic sales results with management focused on increasing growth across their consumer product categories. General Mills saw improvement in their cereal category along with strong results from Blue Buffalo, their recent pet food acquisition, help push results ahead of expectations. Union Pacific began implementing precision scheduled railroading to help expand margins over time with recent results boosted by the strong economy. Lam Research demonstrated the ability to weather modest downturns while maintaining solid profitability as the semiconductor capital equipment cycle appears to be at trough demand levels.

Health Care and Industrials weighed on relative performance due to less favorable stock selection. CVS Health struggled with guidance in their retail segment disappointing, magnified by the headlines out of Washington on a potential single payer system. FedEx suffered as poor performance in their European operations pressured guidance this quarter. EOG Resources moved lower as their capital spending plan was poorly received as management intends to spend a larger portion on exploration drilling versus production. UnitedHealth posted strong results but, similar to CVS, fears over a shift to a single payer, Medicare for All, system sent the entire managed care industry lower. Apple declined on concerns over iPhone volume growth from weaker sales in emerging markets, though their average selling price remained a bright spot.

Westwood Low Volatility Equity Fund

The performance of the Westwood Low Volatility Equity Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood Low Volatility Equity Fund (WLVIX)	9.18%	15.40%
Russell 1000 Index	10.00%	18.60%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020. In the absence of current fee waivers, total return and yield would have been reduced.

An underweight and positive selection in Energy along with favorable selection in Consumer Staples aided performance. Teradyne saw better resiliency in their test business relative to the market as they gained on the content side. Texas Instruments saw

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

results exceed expectations driven by strength in communication equipment to support the buildout of 5G networks. Bank of America rallied on strong expense management boosting results as well as the steepening in the yield curve. Microsoft continued to see strong demand for their Azure cloud offering help growth revenues ahead of expectations. Union Pacific began implementing precision scheduled railroading to help expand margins over time, with recent results boosted by the strong economy.

Industrials and Information Technology detracted from performance based on selection, offset somewhat by overweights in both sectors. CVS Health struggled with guidance in their retail segment disappointing, magnified by the headlines out of Washington on a potential single payer system. FedEx suffered as poor performance in their European operations pressured guidance this quarter. Amdocs moved lower on a negative research report along with near-term uncertainty regarding the merger of their customers, Sprint and T-Mobile. Wells Fargo shares were pressured by the departure of their CEO and higher than anticipated expenses. Jazz moved lower on some delays in drug approval and the loss of a distribution agreement.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund for the period ended April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood SMidCap Plus Fund (WHGPX)	8.34%	19.72%
Russell 2500 Index	8.76%	19.88%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

Industrials and Consumer Discretionary added to relative performance due to strong stock selection. Hubbell continued to benefit from optimizing their footprint and mix as sales growth was strong across both their power and electrical segments. MKS Instruments performed well as their non-semiconductor segment fared better as their semiconductor segment experienced lower demand. Monolithic Power continued to show outperformance versus the broader semiconductor industry even as the group faces some softness in terms of the macroeconomic environment. Eagle Materials gained on a strong preannouncement of results, with an activist involved to help unlock value within their portfolio of businesses. Woodward shares rallied on solid results in their aerospace and industrials businesses, as their recent acquisition further augmented their growth.

An underweight in Information Technology was a headwind along with less favorable selection in Materials to relative performance. Centennial Development suffered from a poor quarterly report that missed estimates and disappointing full year guidance. Albemarle moved lower over concerns on lithium spot pricing, though their efforts to secure long-term contracts showed in the stability of their results. Premier Inc was pressured by broader concerns within health care from the negative impact a shift to a single payer, Medicare for All, would have on the supply chain. Energizer restructured their deal to acquire a battery business and announced an additional acquisition which was not well received by investors. Amdocs moved lower on a negative research report along with near-term uncertainty regarding the merger of their customers, Sprint and T-Mobile.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood SMidCap Fund (WHGMX)	6.07%	17.69%
Russell 2500 Index	8.76%	19.88%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

Health Care and Consumer Discretionary added to relative performance due to strong stock selection. Eagle Materials gained on a strong preannouncement of results, with an activist involved to further help unlock value within their portfolio of businesses. OSI Systems saw solid demand for their security products around the globe, with strong sales and a growing pipeline of

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

new wins. Monolithic Power continued to show outperformance versus the broader semiconductor industry, even as the group faced some softness in terms of the macroeconomic environment. Hubbell continued to benefit from optimizing their footprint and mix as sales growth was strong across both their power and electrical segments. Houlihan Lokey gained on strength in both their middle markets banking business as well as their credit restructuring business.

Energy detracted from relative performance due to stock selection while an underweight in Information Technology also was a headwind. Centennial Development suffered from a poor quarterly report that missed estimates and disappointing full year guidance. Penn Virginia shares were volatile after their merger with another energy producer failed to happen. Albemarle moved lower over concerns on lithium spot pricing, though their efforts to secure long-term contracts showed in the stability of their results. Premier Inc was pressured by broader concerns within health care from the negative impact a shift to a single payer, Medicare for All, would have on the supply chain. WPX Energy faced volatile commodity markets that weighed on shares as crude prices moved materially lower before recovering.

Westwood SmallCap Fund

The performance of the Westwood SmallCap Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood SmallCap Fund (WHGSX)	6.67%	20.46%
Russell 2000 Value Index	3.77%	16.16%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020. In the absence of current fee waivers, total return and yield would have been reduced.

Health Care and Consumer Staples added to relative performance due to strong stock selection. Installed Building Products saw a strong recovery in shares as their gross margins expanded from the delayed impact of raising prices last year, a key concern for investors, to recover their rising input costs from insulation. Novanta posted strong organic sales growth and shares rallied as their efforts to shift towards higher growth end markets continued to yield success. Universal Forest Products continued to show strong execution as results were strong, despite falling lumber prices, as management’s focus on value-added product and new customer acquisition bolstered results. Hostess shares rallied as organic growth came in well ahead of expectations and margins improved at their recent acquisition Cloverhill. Innospec climbed as results beat expectations from better fuel specialties and performance chemical results, with orders starting to increase to satisfy the upcoming IMO2020 standards. The International Maritime Organization (IMO) is enforcing a new 0.5% global Sulphur cap on fuel content from the present 3.5% levels.

Financials detracted from relative performance due to less favorable stock selection while an underweight to Utilities was also a headwind to performance. Penn Virginia shares were volatile after their merger with another energy producer failed to happen. Callon Petroleum faced volatile commodity markets that weighed on shares as crude prices moved materially lower before recovering. Investor concerns over potential softening in demand for work truck attachments, Douglas Dynamic’s snow plow business, pushed shares lower. Jagged Peak fell after uninspiring results as total hydrocarbon production modestly missed expectations while expenses were a bit higher. Methode Electronics declined as global volume outlook for light vehicles worsened, which weighed on shares, and pressured management’s guidance.

Westwood MLP and Strategic Energy Fund

The performance of the Westwood MLP and Strategic Energy Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood MLP and Strategic Energy Fund – (WMLPX)	2.39%	16.03%
Alerian MLP Index	3.61%	15.27%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

agreed to waive fees and reimburse expenses until February 28, 2020.

Crude oil pricing experienced a dramatic decline in late 2018 due to higher global crude oil production, weaker than anticipated Iranian sanction implementation, and concerns on lower demand with stagnating global economic activity. However, crude oil prices began rallying at the start of 2019 due to strict Organization of Petroleum Exporting Countries (“OPEC”) member compliance on production quotas, production issues in Venezuela, and an expiration of Iranian crude oil purchase exemptions that previously allowed certain countries to purchase Iranian crude oil. During the past six months, crude oil prices declined two percentage points. For natural gas, prices were elevated on early favorable winter weather late last year but began to trade lower as milder winter weather impacted natural gas demand globally. As a result, natural gas prices declined five percentage points.

Despite the volatility in global commodity prices, production continues to grow in the U.S. as producers gain efficiencies to offset lower rig counts. In addition, the capital discipline theme that is reverberating across the energy value chain should lead to a healthier long-term commodity price environment for the portfolio of companies that we own.

For the six months ending April 30, 2019, the fund was up 2.39 percent on a total return basis compared to the Alerian MLP Index gain of 3.61 percent. Over the same period, the Philadelphia Utilities index increased 11.67 percent and the S&P 500 increased 9.76 percent.

The portfolio’s performance was negatively impacted by the underlying volatility in the commodity prices, which drove negative investor sentiment across the energy industry. However, given an improving commodity price environment and further evidence that energy management teams have embraced the capital discipline mantra, we believe investor sentiment will improve.

Our top four contributors over the past six months include Williams Companies, TransCanada, Enbridge, and Kinder Morgan. All four companies have executed on plans to decrease debt and have showcased capital discipline by walking away from low return capital projects. On the negative side, Targa Resources and CNX Resources were the largest detractors due to their unwillingness to embrace the capital discipline theme. However, latest management commentary suggests that Targa Resources has begun distilling more capital discipline into its strategy and remains in the portfolio. On the other hand, CNX Resources continues to resist and has been removed from the portfolio.

Our focus remains on attractively-valued companies with irreplaceable assets and management teams that are focused on delivering accretive returns while maintaining capital discipline. In addition, our bias remains toward well-capitalized companies with visible growth and limited external financing needs. We continue to anticipate 2019 to be a prosperous year for energy companies as capital discipline across the energy landscape could result in higher returns for investors.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	6.29%	9.86%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	6.16%	9.81%
FTSE 10-Year Treasury Index	7.06%	2.46%
FTSE 3-Month Treasury Bill Index	1.19%	0.80%
S&P 500 Index	9.76%	18.25%
FTSE NAREIT Index	12.80%	16.90%
Blended Benchmark**	7.94%	9.47%

* Without sales charge

**  25% FTSE 10-Year Treasury, 25% FTSE 3-Month Treasury Bill, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

Performance for the period was driven primarily by allocation to Common Stock, though every asset class contributed positively to return. All sectors contributed positively, with the Financial sector performing strongly as low central banking policy helping reignite economic growth expectations. Honeywell rallied as strength was seen across their remaining segments,

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

notably in aerospace, after spinning off Garrett Motion and Resideo Technologies. Home Depot recovered nicely after the market sell-off as management guided to strong same-store growth comparisons supported by their investments in omnichannel and their supply chain. Continued demand for life science properties bolstered Alexandria Real Estate as low vacancy rates and rental rate growth pushed results higher. PepsiCo saw a new CEO take the reins and reported a solid beat on both topline and earnings driven by results in Frito Lay North America. Texas Instruments saw results exceed expectations driven by strength in communication equipment to support the buildout of 5G networks.

Results were generally positive across the portfolio as only two securities detracted from returns during the period. FedEx suffered as poor performance in their European operations pressured guidance this quarter. U.S. Bancorp posted an inline quarter with better net interest margins but headwinds in their payments business weighed on results.

Westwood Worldwide Income Opportunity Fund

The performance of the Westwood Worldwide Income Opportunity Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood Worldwide Income Opportunity Fund (WWIOX)	4.36%	7.31%
MSCI World Index	8.83%	16.47%
FTSE/EPRA NAREIT Developed Index	10.75%	13.08%
Bloomberg Barclays Global Treasury G-7 Index	4.09%	0.91%
FTSE 3-Month Treasury Bill Index	1.19%	0.80%
Blended Benchmark*	6.39%	7.72%
*	25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Bloomberg Barclays Global Treasury G-7 Index, 25% FTSE 3-Month Treasury Bill

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

Performance for the period was driven primarily by allocation to Common Stock, though every asset class contributed positively to return. Booz Allen Hamilton benefitted on strength in Federal IT service spending which sent sales and earnings, along with bookings and backlog, notably higher. Honeywell rallied as strength was seen across their remaining segments, notably in aerospace, after spinning off Garrett Motion and Resideo Technologies. Boston Properties management reiterated their bullish view with tenant demand for their office properties strong supported by the strong domestic economy. Bank of America rallied on strong expense management boosting results as well as the steepening in the yield curve. Continued demand for life science properties bolstered Alexandria Real Estate as low vacancy rates and rental rate growth pushed results higher.

Market weakness sent shares of Capgemini lower, despite resiliency in their customer base for Information Technology service spending. Raytheon shares were pressured by weaker margins in their missile systems due to lower than planned program efficiencies. Vale fell on investor concerns over heavy rains and a dam failure negatively impacting their Brazilian operations. U.S. Bancorp posted an inline quarter with better net interest margins but headwinds in their payments business weighed on results. General Dynamics faced delivery headwinds in their business jet division, Gulfstream, from the government shutdown delaying certification of new planes.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood Emerging Markets Fund – Institutional Shares (WWEMX)	14.27%	11.38%
Westwood Emerging Markets Fund – A Class Shares (WWEAX)*	14.15%	11.37%
MSCI Emerging Markets Index	13.76%	12.23%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Global equity markets rose amid a recovery in growth prospects and expectations of an earlier end to the US Federal Reserve (“Fed”) balance sheet and monetary tightening. Emerging Markets (“EM”) advanced almost 13% during the period (as measured by the MSCI Emerging Markets Index- Net), outperforming developed markets, from improving domestic reversal in risk sentiment and optimism regarding China growth prospects, stimulus measures and developments in U.S trade negotiations. Commodities had a broad-based rally as West Texas Intermediate Crude Oil and Brent prices soared amid signs of declining inventory, the Organization of Petroleum Exporting Countries (“OPEC”) output cuts and tightening sanctions towards Iran and Venezuela. Copper prices increased in sync with global growth outlook while gold and silver lost some of their shine. All EM sectors advanced, with Real Estate and Consumer Discretionary leading the way as Healthcare, Materials, and Energy lagged.

Asia ex-Japan outperformed, led by China, as investors were encouraged by prospects of further potential stimulus measures and recent signs of green shoots in the property sector. India was surprisingly resilient in the face of the resignation of Reserve Bank of India governor Urjit Patel, sparking hopes of expedited stimulus measures, while markets rallied in anticipation of victory for the ruling BJP party in upcoming elections. A recovery in the semiconductor/foundry segment helped to boost returns in Taiwan, while South Korea posted a modest gain even though industrial production growth disappointed and unemployment rose higher than consensus. Indonesia and Philippines rose while Malaysia declined over concerns of a potential windfall tax, and an inconclusive election followed by weak earnings in Thailand diluted earlier optimism regarding outlook.

The Europe, the Middle East and Asia (“EMEA”) region was lifted by South Africa, in advance of elections this year, and Russia, the beneficiary of higher oil prices. Turkey was dragged down by a sell-off in the lira as the central bank left its benchmark rate unchanged as the finance minister unveiled a new economic reform package focused on the financial sector to revive the economy amid high inflation and rising unemployment.

Latin America lagged with a modest gain, as Colombia and Mexico outperformed. Colombia rose sharply on the back of corporate tax cuts, supported by healthier macro outlook from higher oil prices. Mexico rose on investor optimism as the AMLO administration pledged fiscal prudence by cutting government expenditure by 0.5% of Gross Domestic Product (“GDP”) in 2019, creating room for monetary policy easing. Investors took profits from Brazil following a strong rally earlier as President Jair Bolsonaro took office with an ambitious economic reform agenda to save US$270B over the next decade that would require pension reforms and tax revisions.

Stock selection and sector positioning contributed to positive relative return. Financials and Energy led contribution, while Consumer Discretionary was the key detractor. Exposure in Taiwan, South Korea, and India were positive, while China/Hong Kong and South Africa detracted.

Contribution in Financials was led by AIA Group, an insurance firm with broad regional exposure across growth markets in Asia. Commercial International Bank of Egypt (“CIB”) contributed as the country’s leading private-sector bank is expected to benefit from improving macro fundamentals by leveraging its solid corporate relationships and strong capital position. CIB has actively repositioned itself in the highly underpenetrated retail market and stands out among peers with its robust profitability metrics (net interest margin and return on equity) and efficiency. HDFC, a leading private bank in India also contributed as credit growth and asset quality continue to improve. Other contributors included PT Bank Central Asia, and DBS Group, a new position in the portfolio.

Energy was positive from security selection and underweight allocation. Reliance Industries led contribution amid encouraging growth prospects in its consumer technology/telecom segment that helps to offset more muted returns in its established refinery and petrochemical businesses. Tenaris, manufacturer of seamless tubular components in oil/gas exploration detracted as management expects sales and margins to stabilize this year given a deceleration in capex spending and drilling activity across most regions. However free cashflow and working capital should remain healthy in the near-term.

Security selection led to detraction in Consumer Discretionary. Restaurant brand operator Alsea SAB of Mexico detracted as the company reported mixed operating results that included higher operating margin, but lower earnings per share. Investors were cautious of Alsea’s rising leverage ratio that has reached almost 3.5 times following the acquisition of Grupo Vips, and the purchase of rights for the development of the Starbucks brand in France, Netherlands, Belgium and Luxembourg. Hankook Tire in South Korea also detracted as the company continues to struggle with sales growth across all its key markets, stemming from a slowdown in global new auto sales and a delay in the tire replacement cycle. Bharat Forge, an industrial steel forging company, detracted due to recent weakness in U.S. sales and a muted outlook from international markets, but management remains optimistic that the robust growth experienced so far in the aerospace and defense segments will be resilient. Bicycle manufacturer Giant was a notable contributor as fears of a protracted trade war subsided and demand for e-bikes showed signs

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

of growth particularly in Europe. Coway contributed as the company declared a higher than expected 4Q18 interim dividend, raising the payout ratio to about 72%, up 12.5% year-over-year.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood Short Duration High Yield Fund – Institutional Shares (WHGHX)	3.76%	5.36%
Westwood Short Duration High Yield Fund – A Class Shares (WSDAX)*	3.62%	5.38%
ICE BofAML U.S. High Yield Index†	5.55%	8.90%
*	Without sales charge.
†	The ICE BofAML U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

Over the six-month period ending April 30, 2019, we saw a tale of two markets. In the final months of 2018, the high yield market sold off with investors focused on the potential for slower economic growth as the Federal Open Market Committee (FOMC) implemented a fourth rate hike in 2018 at its December meeting. The start of 2019 saw a dramatic shift in sentiment and markets rallied through the end of April. Markets reacted positively to the better-than-expected corporate earnings for both Q4 ’18 and Q1 ’19 as well as positive rhetoric concerning the US/China trade agreement. A further boost to the markets was the Federal Reserve indicating on multiple occasions that it would be more patient with future rate hikes. Commodities acted similarly to the markets, selling off early but recovering in recent months, although West Texas Intermediate Crude Oil was down $1.40 (or 2.14%) to $63.91/bbl for the six-month period. Over the period the US Treasury curve flattened as the 2-yr Treasury decreased 58 basis points (bps) to 2.29% and the 10-yr Treasury decreased 65 bps to 2.51%. For the six-month period, the market returned 5.55% (as measured by the ICE BofA Merrill Lynch US High Yield Index). For the time period the BB, B and CCC sub-indices returned 6.75%, 5.28% and 1.79%, respectively. Returns were positive across sectors with Retail leading the way with a 7.90% return and Energy at the bottom with 2.03% over the same time period. The broad high yield market ended April with a yield-to-worst of 6.16%, down 64 basis points (“bps”), and spreads at 372 bps, down 4 bps from October 31, 2018.

The Westwood Short Duration High Yield Fund posted a strong return (3.76%) for the six-month period ending April 30 and captured more than two-thirds of the broad high yield market return (as defined by the ICE BofAML US High Yield Index). While a shorter duration than the overall high yield market limited the ability to capture the full upward price move, the Fund did exhibit substantially less volatility during the period. The Fund had an average coupon of 6.34% and 46% of the market duration-to-worst. Exclusive of cash, Fund holdings (296 issues, representing 218 issuers) comprised 44% bonds with maturities of less than three years and 56% in longer maturities but trading to expected early take-outs inside this three-year period. This overweight to the latter group continues to show that we find greater value in the yield-to-call opportunities. Nevertheless, we do value the relative price stability the short maturity group can offer in volatile periods in the market.

In our view, the short duration high yield strategy continues to be well positioned for the current market environment as it is capturing over 70% of the market yield with less than half of the market duration. We believe the high current income combined with the typically defensive nature of the portfolio results in an attractive asset class better insulated from potential market volatility, pending resolution of geopolitical events. Natural turnover, created by calls, tender and maturities, will continue to allow us to optimize the portfolio as the market environment evolves.

Westwood Opportunistic High Yield Fund

The performance of the Westwood Opportunistic High Yield Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood Opportunistic High Yield Fund - Institutional Shares (WWHYX)	4.77%	8.23%
Westwood Opportunistic High Yield Fund – Ultra Shares (WHYUX)	4.83%	8.27%
ICE BofAML U.S. High Yield Index	5.55%	8.90%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

Over the six-month period ending April 30, 2019, we saw a tale of two markets. In the final months of 2018, the high yield market sharply sold off with investors focused on the potential for slower economic growth as the Federal Open Market Committee (FOMC) implemented a fourth rate hike in 2018 at its December meeting. The start of 2019 saw a dramatic shift in sentiment and markets rallied through the end of April. Markets reacted positively to the better-than-expected corporate earnings for both Q4 ’18 and Q1 ’19 as well as positive rhetoric concerning the US/China trade agreement. A further boost to the markets was the Federal Reserve indicating on multiple occasions that it would be more patient with future rate hikes. Commodities acted similarly to the markets, selling off early but recovering in recent months, although West Texas Intermediate Crude Oil was down $1.40 (or 2.14%) to $63.91/bbl for the six-month period. Over the period the US Treasury curve flattened as the 2-yr Treasury decreased 58 basis points (bps) to 2.29% and the 10-yr Treasury decreased 65 bps to 2.51%. For the six-month period, the market returned 5.55% (as measured by the ICE BofA Merrill Lynch US High Yield Index). For the time period the BB, B and CCC sub-indices returned 6.75%, 5.28% and 1.79%, respectively. Returns were positive across sectors with Retail leading the way with a 7.90% return and Energy at the bottom with 2.03% over the same time period. The broad high yield market ended April with a yield-to-worst of 6.16%, down 64 bps, and spreads at 372 bps, down 4 bps from October 31, 2018.

The Westwood Opportunistic High Yield Fund posted a strong return (4.77%) for the six months ended April 30, but slightly underperformed the benchmark (5.55%) for the period. By risk type (defined by duration and yield to worst) overall allocation was a source of outperformance while security selection was a source of underperformance. The primary driver of relative performance was weaker security selection within the intermediate risk part of the market (yielding 8-9%). Cash was also a drag during the strong up market in early 2019. This was partially offset by an underweight to the bottom-performing, most speculative part of the market as well as strong security selection in the short duration part of the market. From a sector standpoint, weaker security selection in bottom performing Energy was a source of underperformance though was offset by the fund’s overall underweight to Energy.

Near-term economic risks remain muted, while trade discussions and geopolitical risks continue to lead headlines. The risk of a failed deal with China, which has strong implications for growth both domestically and internationally, dominates investors’ perception of risk drivers. Thus far, Q1 earnings are coming in better than weak expectations, although companies that miss expectations are being punished more harshly on average. While trade discussions and geopolitical risks are likely to continue to impact risk premiums, overall high yield fundamentals and technicals remain supportive, in our view. Given the balance of risks and opportunities, we see spreads as fairly valued and expect credit selection to drive returns on a go-forward basis. Overall, we continue to believe the high yield market can provide attractive full-year returns with some elevated volatility.

The Opportunistic High Yield fund remains underweight the better-quality, more rate-sensitive segment of the market in favor of credit picking among the higher-yielding part of the market and an overweight to the defensive short duration parts of the market. We continue to use volatility and the primary market to reduce our current underweight to higher-rated longer duration bonds with a focus on those industry groups that we believe are best positioned for sustainable growth in an aging economic cycle. We have substantially reduced our exposure to US housing, the Energy sector and industries that have a high degree of sensitivity to Chinese growth. We remain more concentrated in high conviction holdings than has been the case in recent years and have benefited from outperformance by this part of the portfolio generally. Based on our view of risks and valuations across the market, we continue to believe Single-B rated credit offers the best opportunity for attractive returns through credit picking.

Westwood Market Neutral Income Fund

The performance of the Westwood Market Neutral Income Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood Market Neutral Income Fund – Institutional Shares (WMNIX)	3.26%	3.07%
Westwood Market Neutral Income Fund – Ultra Shares (WMNUX)	3.39%	3.19%
FTSE 1-Month Treasury Bill Index	1.19%	0.81%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

agreed to waive fees and reimburse expenses until February 28, 2020.

The Westwood Market Neutral Income Fund gained 3.26% in the six months ending April 30, 2019. This standout performance, both on an absolute basis and relative to the Morningstar Market Neutral category, is the result of the Funds true market-neutral approach to investing, as absolute returns are targeted regardless of market direction or environment. Of this total return, a healthy portion was in the form of income, as the Fund generated annualized income distribution of 2.2% during the period. For comparison, the broader Morningstar Market Neutral category averaged a return of -0.31%, while the Lipper Alternative Equity Market Neutral Funds index declined 1.34% in the period.

The volatility experienced by markets over the past six months was exceptional. Risk markets whipsawed from negative, and back to positive faster than most strategies could conceivably adjust. It is precisely this volatility which helped to demonstrate a crucial aspect of the Westwood Market Neutral Income Fund. The absolute return aspect of the Fund seeks its returns independent of market direction. Indeed, the Fund’s strategies can significantly benefit from heightened market volatility and disruption, and strives to remain flexible and opportunistic for whatever opportunities arise in a given market environment.

While low levels of market volatility are helpful to most risk asset classes, we believe it is critical for investors to consider allocating to alternatives that provide for positive absolute performance in periods of rising market volatility. As a market-neutral strategy that is designed to operate effectively in periods of significant market volatility, the Fund was able to capitalize on the tumultuous backdrop of the past half year, with a modestly positive return in the final months of 2018, and steady strength in the early part of 2019. All three of the Fund’s major strategies played an important role in the return profile of the Fund.

Short duration yield convertibles provided the majority of Fund returns during the period, through the form of both coupon payments and accretion towards par. Weakness in credit markets late in 2018 provided attractive opportunities in certain short-dated maturities, and subsequent tightening of spreads and normalization of markets in the first quarter provided strong gains for the Fund. Nearly all holdings in this part of the portfolio provided positive returns during the period, with China Evergrande, Harvest International, and Tesla/SolarCity convertibles as significant contributors. The geographic profile of this part of the portfolio, which includes many Asian convertibles, highlights the benefits of a global perspective – opportunities frequently arise in different locales, and the Fund is designed to capitalize as such instances arise. As these portfolio holdings mature or return to fair value, we continue to find investment opportunities in high-credit conviction bonds that mature in the in next few years.

The convertible arbitrage strategy was also quite additive to Fund performance during the past six months, and tactical delta repositioning of individual arbitrage positions resulted in opportunities for the Fund in both the sharply declining and rising markets that characterized the period. Conservative management of this aspect of the Fund allows for the ability to capitalize both on periods of increased volatility through active trading, as well as instances where the inherent value of certain convertible positions are resolved towards fair value. Standout performers in this portion of the fund included Encore Capital Group, Cardtronics Inc., Jazz Pharmaceuticals, and Weibo Corp. Much like the yield strategy, most positions in arbitrage were at least modestly positive, a reflection of both a healthy environment for long-volatility strategies, and conservative risk management with regards to individual positions.

Macro hedges were a very slight drag on portfolio performance over the period, but importantly, this aspect of the Fund provided both a means to stabilize Fund performance and a source of flexible capital during the risk-off period at the end of 2018. In December, market weakness and increased volatility allowed the fund to monetize tail hedges that had appreciated significantly and allow for deployment into short duration yield convertibles which had cheapened dramatically as well as convertible arbitrage opportunities which had arisen.

Deploying such hedges systematically allowed the Fund to offset residual market risks from the underlying portfolio. Hedge strategies including index put options, credit ETF hedges, and volatility call spreads were utilized to provide stability and allow for maximum flexibility during a period of market opportunity. The impact on Fund returns was clear during the 9% decline in the S&P 500 in December, the Fund rose 0.39%. Just as importantly, positioning and tactical investments made during this swoon provided the opportunity for the Fund to show significant performance in the first quarter of 2019.

All three aspects of fund –short duration yield, arbitrage, and macro hedging – remain well positioned for the current market environment. The return of a more normalized volatility environment is a net benefit to the Fund, as convertible valuations are positively correlated with volatility. This Fund continues to focus on generating a reasonable absolute return in the form of a liquid portfolio of securities, one with limited correlation with broader equity and fixed income markets.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

In closing, the benefits of exposure to alternative investments within the context of a diversified asset allocation strategy are numerous. However, for ideal results, these alternative investments should provide true, uncorrelated absolute return potential against a variety of market backdrops. The Westwood Market Neutral Income Fund seeks to continue to provide that opportunity through a careful, thoughtful approach towards generating alpha in any environment. In doing so, the Fund remains an integral component of a larger asset allocation strategy targeting strong risk-adjusted returns throughout market cycles.

Westwood Strategic Convertibles Fund

The performance of the Westwood Strategic Convertibles Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood Strategic Convertibles Fund – Institutional Shares (WSCIX)	7.81%	11.32%
Thomson Reuters U.S. Focus Convertible Bond Index	11.43%	14.28%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

Convertible bond market performance (as measured by the Thomson Reuters Global Convertible Bond Index) during the six month period ended April 30, 2019 was strong, as the underlying structure of the asset class proved its value during an exceptionally volatile period for global markets. The asymmetric risk/return profile of convertible bonds was on full display, as the convertible market held up well during the downturn at the end of 2018 and participated strongly in the sharp rally that has persisted since the start of the year.

The Thomson Reuters U.S. Convertible Bond Index rose 11.43% during the period, outpacing the S&P 500 Index, which returned 9.76% over the same time frame, and substantially outperforming the Russell 2000, which rose 6.06%. The return also handily outpaced fixed income markets, as the Barclays U.S. Aggregate Credit Index rose 5.49% during the period.

The Westwood Strategic Convertible Fund returned 7.81% during the period, reflecting both the slightly more defensive position which the Fund began in 2019 relative to the benchmark and lower exposure to Technology sector holdings versus the benchmark. This return reflects an 80% capture of S&P 500 equity returns with substantially lower volatility, and also compares very favorably to global equities, with the MSCI World Index returning 8.83%. The Fund’s non-U.S. dollar holdings, which consisted of about 6% of total holdings, were a relative drag on performance given the strength of the U.S. markets versus world markets, while currency impact was negligible.

The Fund’s delta position, or sensitivity to equity markets, was slightly below that of the benchmark for much of the period, owing somewhat to bottom-up security selection and a somewhat more cautious view of the markets. As the Fund’s strategy is to own balanced convertible bonds throughout market cycles, significant market movements as seen in the period will typically result in portfolio adjustments to maintain that strategy. Near year end, the Fund began to cycle out of lower-delta, more defensive names into balanced convertible bonds that better offered upside participation to a market recovery, as well as a better asymmetrical risk profile. Likewise, near the end of the period, the Fund utilized market strength to reduce exposure to higher delta positions which had significantly outperformed. The resulting delta is roughly in-line with that of the benchmark index.

U.S. exposure continued to slightly increase, as Asian and European holdings declined slightly from the start of the period, from 20% to 18%. Many of these holdings are dollar-denominated, and offer exposure to Industrial companies in Europe as well as Consumer Discretionary and Technology companies in Asia. While the fund is largely U.S. oriented in order to align with its investor base, we are confident of the benefits of select international exposure, both in terms of sector diversification as well as unique and compelling opportunities which can arise over time.

In terms of sector weightings, on average, the Fund was underweight Technology during the period. This underweight was closed by the end of the period, given that many of the most attractive convertible profiles following the rally at the start of the year emerged in that sector. Health Care, which had been a large overweight for the Fund, was reduced at the end of the period, given regulatory and political concerns in the sector, and simply due to a disciplined reinvestment approach which necessitates selling higher-delta names that have outperformed. Communication Services remains the largest underweight of the Fund, while sector exposure to Energy, Real Estate, Utilities, and Consumer Staples remain minimal.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

As with any actively managed portfolio, certain holdings drove absolute and relative performance for the Fund. MercadoLibre, Cree Inc., and Sea Ltd. were the top performing holdings of the fund during the period. Conversely, Tesla Inc., Jazz Pharmaceuticals, and Boingo Wireless were the largest negative contributors to performance. On a relative basis, ServiceNow, Cree Inc., and Twilio Inc. were the top fund performers (ServiceNow as a non-index name, and Cree Inc. and Twilio Inc. as benchmark overweights). The Fund’s aversion to extremely high-delta Technology names was difficult on a relative basis, as Workday Inc. and Microchip Technology were significant index holdings which do not generally meet the criteria of balanced bonds which we seek in our strategy.

Current fund positioning reflects an equity sensitivity in the middle of the balanced convertible range, and we intend to continue to adjust the portfolio in order to maintain this exposure. While we are heartened by the strength in global markets through the first four months of 2019, we remain cognizant that numerous risks abound, whether in terms of geopolitics, central bank and macroeconomic policy, or simply market valuations.

We believe that a continued exposure to a diversified portfolio of balanced convertible bonds offers the best means of navigating such times of uncertainty. The asset class continues to offer a unique opportunity to gain exposure to equity upside while mitigating downside risks, due to the attractive structure of convertible bonds. The market volatility seen over the past year could likely persist, and such an environment can continue to provide opportunities for active managers to position the portfolio for the future benefit of Fund investors.

Westwood Flexible Income Fund

The performance of the Westwood Flexible Income Fund for the period ending April 30, 2019, was as follows:

	6 Months	2019 Year to Date
Westwood Flexible Income Fund – Institutional Shares (WFLEX)	N/A	6.07%
Bloomberg Barclays U.S. High Yield Ba/B Index	N/A	7.46%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

Performance for the period was driven primarily by allocations to Preferred Stock and High Yield Bonds, which benefited from the Federal Reserve’s “pivot” towards a more dovish policy stance at its January 2019 Federal Open Market Committee meeting. Since the policy shift, risk assets (specifically, long-duration risk assets) have recovered the majority of their losses from Q4 2018, with positive performance continuing into the second quarter.

The Westwood Flexible Income Fund, launched in December 2018, returned 5.66% since inception, as the fund deployed capital into various attractively priced income-generating securities. Upside contributors included Landmark Infrastructure Partners preferred stock and Plains All American preferred stock, both of which returned over 13% during the period. Each of these companies owns tangible assets, earns rental income from tenants under long-term agreements, and generates strong free cash flow. With stable, visible operating performance and little risk of permanent capital impairment, the recent market dislocation provided an attractive opportunity to build positions in each of the credits.

Detractors for the period included CBL bonds and CVS equity. Managed care providers continued to be under pressure as the “Medicare for All” debate ramped up ahead of the 2020 election. We expect the rhetoric to continue and have subsequently sold our position in CVS. CBL has been negatively impacted by recent retail bankruptcies and we exited the position subsequent to quarter-end.

As of March 31, 2019, Fund positioning includes allocations to Senior Debt, Subordinated Debt, Preferred Stock, and Common Stock. The Fund had a portfolio yield of 5.87%(2) (excluding cash) and effective duration of 4.9. We continue to find securities with attractive risk-adjusted return and income characteristics and low volatility. We have built our portfolio around companies with strong fundamentals and durable cash flows and we believe these investments should continue to provide high levels of current income even during periods of market stress.

2: Portfolio yield representing the weighted average yield of the aggregate debt, preferred, and equity securities in the portfolio as of March 31, 2019. SEC 30 Day Yield is 4.60% as of March 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Definition of the Comparative Indices & Key Terms

Alerian MLP Index is the leading gauge of large and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, includes 50 prominent companies and captures approximately 75% of available market capitalization.

Bloomberg Barclays U.S. Aggregate Credit Index is a market capitalization-weighted index which includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S.

Bloomberg Barclays Global Treasury G-7 Index tracks fixed-rate, local currency government debt of the US, Germany, UK, Italy, France, Canada and Japan. The index represents the treasury sector of the Barclays Global Aggregate Index and contains issues from the G7 countries denominated in 5 currencies.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

Duration-to-Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

FTSE 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

FTSE 10-Year Treasury Index is an unmanaged index composed of ten year Treasury bonds and notes,

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

FTSE/EPRA NAREIT Developed Index is a capitalization-managed index that tracks the performance of listed real estate companies and REITs worldwide.

ICE BofAML U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

Lipper Alternative Equity Market Neutral Index is comprised of funds that employ portfolio strategies that seek to generate consistent returns in both up and down markets by selecting positions with a total net market exposure of zero

Morningstar Market Neutral category is funds that attempt to reduce systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries. They try to achieve this by matching short positions within each area against long positions. These strategies are often managed as beta-neutral, dollar-neutral, or sector-neutral.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Philadelphia Utility Index is a market capitalization-weighted index composed of geographically diverse public utility stocks.

Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Thompson Reuters U.S. Focus Convertible Bond Index represents the convertible asset class with a U.S. region concentration, targeting larger convertibles. It is limited in number of constituents to ensure breadth and manageability.

Yield-to-Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.6%

	Shares	Value

COMMUNICATIONS SERVICES — 7.6%
Alphabet, Cl A *	3,864	$4,632,781
AT&T	259,610	8,037,526
Walt Disney	37,420	5,125,417

		17,795,724

CONSUMER DISCRETIONARY — 3.0%
Home Depot	23,430	4,772,691
Target	28,955	2,241,696

		7,014,387

CONSUMER STAPLES — 8.8%
Colgate-Palmolive	75,545	5,498,920
General Mills	105,780	5,444,497
Hormel Foods	117,348	4,686,879
PepsiCo	38,140	4,883,827

		20,514,123

ENERGY — 6.5%
Chevron	39,360	4,725,562
ConocoPhillips	63,265	3,993,287
EOG Resources	46,765	4,491,778
Halliburton	68,355	1,936,497

		15,147,124

FINANCIALS — 19.8%
Arthur J Gallagher	56,945	4,761,741
Bank of America	291,027	8,899,606
Chubb	32,380	4,701,576
JPMorgan Chase	71,525	8,300,476
Morgan Stanley	81,603	3,937,345
US Bancorp	93,783	5,000,510
Wells Fargo	138,519	6,705,705
Western Alliance Bancorp *	80,985	3,869,463

		46,176,422

HEALTH CARE — 15.2%
Abbott Laboratories	57,447	4,570,483
Becton Dickinson	22,495	5,415,446
CVS Health	147,275	8,008,815

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Johnson & Johnson	51,790	$7,312,748
Medtronic	63,135	5,607,020
UnitedHealth Group	20,274	4,725,261

		35,639,773

INDUSTRIALS — 13.7%
Boeing	12,242	4,623,681
Equifax	36,700	4,622,365
FedEx	20,455	3,875,404
General Dynamics	26,280	4,696,762
Honeywell International	28,665	4,977,104
Northrop Grumman	15,119	4,383,149
Union Pacific	27,185	4,812,832

		31,991,297

INFORMATION TECHNOLOGY — 9.2%
Apple	22,385	4,491,998
Booz Allen Hamilton Holding, Cl A	39,462	2,339,702
Lam Research	12,385	2,569,021
Microsoft	38,755	5,061,403
Motorola Solutions	48,708	7,058,276

		21,520,400

REAL ESTATE — 4.8%
Crown Castle International ‡	17,982	2,261,776
Public Storage ‡	20,700	4,578,426
Simon Property Group ‡	24,985	4,339,894

		11,180,096

UTILITIES — 8.0%
CMS Energy	84,500	4,693,975
DTE Energy	37,085	4,661,956
Nextera Energy	23,289	4,528,313
WEC Energy Group	60,410	4,737,956

		18,622,200

Total Common Stock (Cost $170,310,728)		225,601,546

SHORT-TERM INVESTMENT — 3.5%

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (A) (Cost $8,297,212)	8,297,212	8,297,212

Total Investments — 100.1%
(Cost $178,607,940)		$233,898,758

Percentages are based on Net Assets of $233,566,393.

* Non-income producing security.
‡ Real Estate Investment Trust
(A) The rate reported is the 7-day effective yield as of April 30, 2019.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND APRIL 30, 2019 (Unaudited)

As of April 30, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY EQUITY FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 69.1%

	Shares	Value

COMMUNICATIONS SERVICES — 4.7%
Alphabet, Cl A *	79	$94,718
Comcast, Cl A	1,889	82,228
Walt Disney	413	56,569

		233,515

CONSUMER DISCRETIONARY — 4.3%
Home Depot	570	116,109
McDonald’s	499	98,587

		214,696

CONSUMER STAPLES — 4.4%
Colgate-Palmolive	1,194	86,911
McCormick	357	54,967
PepsiCo	615	78,751

		220,629

ENERGY — 3.1%
Chevron	913	109,615
EOG Resources	453	43,511

		153,126

FINANCIALS — 9.0%
Bank of America	4,946	151,249
Chubb	432	62,726
JPMorgan Chase	866	100,499
US Bancorp	890	47,455
Wells Fargo	1,832	88,687

		450,616

HEALTH CARE — 6.0%
Abbott Laboratories	1,129	89,823
Alcon *	159	9,254
CVS Health	1,577	85,757
Johnson & Johnson	353	49,844
Novartis ADR	794	65,291

		299,969

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — 10.5%
Boeing	230	$86,869
FedEx	512	97,004
General Dynamics	458	81,854
Honeywell International	452	78,481
Illinois Tool Works	338	52,603
Union Pacific	724	128,177

		524,988

INFORMATION TECHNOLOGY — 16.6%
Amphenol, Cl A	522	51,970
Apple	712	142,877
Automatic Data Processing	574	94,360
Booz Allen Hamilton Holding, Cl A	1,269	75,239
Microsoft	797	104,088
Motorola Solutions	662	95,930
Oracle	1,806	99,926
Texas Instruments	1,410	166,140

		830,530

MATERIALS — 1.6%
Sherwin-Williams	174	79,140

REAL ESTATE — 4.2%
Alexandria Real Estate Equities ‡	597	85,007
Boston Properties ‡	363	49,956
Public Storage ‡	325	71,883

		206,846

UTILITIES — 4.7%
CMS Energy	1,329	73,826
Nextera Energy	397	77,193
WEC Energy Group	1,081	84,783

		235,802

Total Common Stock (Cost $2,373,050)		3,449,857

CONVERTIBLE BONDS — 21.7%

	Face Amount

CONSUMER DISCRETIONARY — 2.3%

Marriott Vacations Worldwide 1.500%, 09/15/22	$65,000	63,626

Tesla 2.375%, 03/15/22	50,000	51,334

		114,960

CONSUMER STAPLES — 1.8%

Vector Group 1.750%, 04/15/20 (A)	90,000	90,557

HEALTH CARE — 6.9%

Jazz Investments I 1.875%, 08/15/21	100,000	99,187

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY EQUITY FUND APRIL 30, 2019 (Unaudited)

CONVERTIBLE BONDS — continued

	Face Amount	Value

HEALTH CARE — continued

Medicines Company 2.750%, 07/15/23	$85,000	$77,741

Teladoc Health 1.375%, 05/15/25 (B)	60,000	79,254

Wright Medical Group 2.250%, 11/15/21	60,000	88,174

		344,356

INFORMATION TECHNOLOGY — 8.9%

Akamai Technologies 0.125%, 05/01/25 (B)	50,000	52,926

InterDigital 1.500%, 03/01/20	90,000	93,930

Nice Systems 1.250%, 01/15/24	50,000	85,140

Square 0.500%, 05/15/23 (B)	80,000	95,518

Teradyne 1.250%, 12/15/23	70,000	114,741

		442,255

UTILITIES — 1.8%
NextEra Energy Partners 1.500%, 09/15/20 (B)	90,000	89,485

Total Convertible Bonds (Cost $1,039,730)		1,081,613

CONVERTIBLE PREFERRED STOCK — 8.2%

	Shares

CONSUMER STAPLES — 1.4%
Bunge, 4.875%	700	69,300

HEALTH CARE — 1.4%
Becton Dickinson, 6.125% *	1,200	71,412

INDUSTRIALS — 1.9%
Stanley Black & Decker, 5.375% *	900	92,169

REAL ESTATE — 1.3%
Crown Castle International, 6.875% *‡	55	63,469

UTILITIES — 2.2%
DTE Energy, 6.500% *	2,000	111,620

Total Convertible Preferred Stock (Cost $400,418)		407,970

SHORT-TERM INVESTMENT — 0.9%

	Shares	Value

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (C) (Cost $45,156)	45,156	$45,156

Total Investments — 99.9%
(Cost $3,858,354)		$4,984,596

Percentages are based upon Net Assets of $4,990,816.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2019 was $317,183 and represents 6.4% of Net Assets.

(C)	The rate reported is the 7-day effective yield as of April 30, 2019.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the inputs used as of April 30, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,449,857	$—	$—	$3,449,857
Convertible Bonds	—	1,081,613	—	1,081,613
Convertible Preferred Stock	407,970	—	—	407,970
Short-Term Investment	45,156	—	—	45,156

Total Investments in Securities	$3,902,983	$1,081,613	$—	$4,984,596

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 99.7%

	Shares	Value

COMMUNICATIONS SERVICES — 2.6%
Cable One	182	$193,016
Zayo Group Holdings *	9,410	294,439

		487,455

CONSUMER DISCRETIONARY — 5.6%
Burlington Stores *	1,050	177,356
Carter’s	2,655	281,191
Children’s Place	1,755	197,999
Installed Building Products *	3,815	183,234
Williams-Sonoma	3,490	199,523

		1,039,303

CONSUMER STAPLES — 4.7%
BJ’s Wholesale Club Holdings *	10,225	289,879
J&J Snack Foods	1,170	183,901
McCormick	1,250	192,462
Nomad Foods *	9,450	196,560

		862,802

ENERGY — 4.8%
Diamondback Energy	4,195	446,306
WPX Energy *	31,665	439,827

		886,133

FINANCIALS — 21.2%
Arthur J Gallagher	4,495	375,872
Assurant	3,995	379,525
Chemical Financial	9,307	408,856
Everest Re Group	1,620	381,510
First Republic Bank	3,435	362,805
Houlihan Lokey, Cl A	7,460	367,927
Markel *	375	401,816
Mercury General	3,613	194,307
New York Community Bancorp	15,935	185,324
Western Alliance Bancorp *	9,860	471,111
Zions Bancorp	7,845	386,994

		3,916,047

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 6.9%
Cooper	1,225	$355,152
PerkinElmer	2,955	283,207
STERIS	2,515	329,415
Teleflex	1,050	300,489

		1,268,263

INDUSTRIALS — 16.7%
Alaska Air Group	3,145	194,676
Curtiss-Wright	3,275	373,154
Hubbell, Cl B	3,395	433,202
Huntington Ingalls Industries	1,645	366,144
Ingersoll-Rand PLC	2,875	352,504
KAR Auction Services	7,080	399,878
nVent Electric	11,285	315,416
Pentair PLC	6,095	237,644
UniFirst	1,215	192,128
Woodward	1,948	212,137

		3,076,883

INFORMATION TECHNOLOGY — 11.5%
Amdocs	4,990	274,849
Booz Allen Hamilton Holding, Cl A	3,240	192,100
Coherent *	1,230	182,052
FLIR Systems	3,964	209,854
Genpact	5,340	193,842
KLA-Tencor	1,550	197,594
Littelfuse	1,970	396,069
Marvell Technology Group	7,880	197,158
Monolithic Power Systems	1,745	271,714

		2,115,232

MATERIALS — 7.5%
Albemarle	4,332	325,160
Eagle Materials	4,415	401,368
PolyOne	8,670	239,639
RPM International	3,155	191,350
Summit Materials, Cl A *	12,845	225,044

		1,382,561

REAL ESTATE — 12.1%
Alexandria Real Estate Equities ‡	2,918	415,494
American Homes 4 Rent, Cl A ‡	15,440	370,251
Americold Realty Trust ‡	6,100	195,261
Brandywine Realty Trust ‡	17,680	272,095
Hudson Pacific Properties ‡	7,495	261,276
Physicians Realty Trust ‡	19,475	351,719
Retail Properties of America, Cl A ‡	15,280	187,791
STAG Industrial ‡	6,300	181,314

		2,235,201

UTILITIES — 6.1%
Alliant Energy	10,085	476,315
DTE Energy	3,720	467,641

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND APRIL 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UTILITIES — continued
South Jersey Industries	5,760	$185,011

		1,128,967

Total Common Stock (Cost $13,999,076)		18,398,847

SHORT-TERM INVESTMENT — 0.3%

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (A) (Cost $61,914)	61,914	61,914

Total Investments — 100.0% (Cost $14,060,990)		$18,460,761

Percentages are based upon Net Assets of $18,461,418.

* Non-income producing security.
‡ Real Estate Investment Trust
(A) The rate reported is the 7-day effective yield as of April 30, 2019.

Cl — Class
PLC — Public Limited Company

As of April 30, 2019, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.3%

	Shares	Value

COMMUNICATION SERVICES — 2.4%
Cable One	1,780	$1,887,743
Zayo Group Holdings *	88,125	2,757,431

		4,645,174

CONSUMER DISCRETIONARY — 6.1%
Bloomin’ Brands	89,080	1,780,709
Carter’s	25,735	2,725,594
Children’s Place	16,450	1,855,889
Installed Building Products *	38,010	1,825,620
Oxford Industries	21,530	1,788,282
Williams-Sonoma	32,345	1,849,164

		11,825,258

CONSUMER STAPLES — 3.8%
BJ’s Wholesale Club Holdings *	98,276	2,786,125
J&J Snack Foods	11,709	1,840,421
Nomad Foods *	130,660	2,717,728

		7,344,274

ENERGY — 5.3%
Callon Petroleum *	248,545	1,866,573
Penn Virginia *	83,583	3,752,876
WPX Energy *	325,965	4,527,654

		10,147,103

FINANCIALS — 18.3%
Assurant	38,905	3,695,975
Chemical Financial	102,640	4,508,975
Everest Re Group	13,805	3,251,077
First Hawaiian	132,325	3,658,786
Houlihan Lokey, Cl A	73,765	3,638,090
Mercury General	68,891	3,704,958
New York Community Bancorp	160,895	1,871,209
Renasant	50,620	1,835,481
Western Alliance Bancorp *	95,115	4,544,595
Zions Bancorp	92,368	4,556,514

		35,265,660

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 5.8%
Cooper	9,605	$2,784,681
PerkinElmer	28,973	2,776,772
STERIS	21,170	2,772,847
Teleflex	9,832	2,813,722

		11,148,022

INDUSTRIALS — 14.8%
Alaska Air Group	30,225	1,870,927
Albany International, Cl A	24,853	1,838,376
Curtiss-Wright	23,710	2,701,517
Hubbell, Cl B	29,630	3,780,788
Huntington Ingalls Industries	16,429	3,656,767
Interface, Cl A	111,472	1,788,011
KAR Auction Services	64,235	3,627,993
nVent Electric	130,252	3,640,543
Pentair PLC	47,185	1,839,743
UniFirst	11,592	1,833,043
Woodward	17,793	1,937,658

		28,515,366

INFORMATION TECHNOLOGY — 11.4%
Amdocs	33,578	1,849,476
Booz Allen Hamilton Holding, Cl A	39,042	2,314,800
CACI International, Cl A *	19,243	3,751,230
Coherent *	12,070	1,786,481
FLIR Systems	34,786	1,841,571
Genpact	50,595	1,836,599
Littelfuse	18,245	3,668,157
MKS Instruments	22,690	2,065,017
Monolithic Power Systems	17,690	2,754,510

		21,867,841

MATERIALS — 7.7%
Albemarle	48,800	3,662,928
Eagle Materials	40,435	3,675,946
PolyOne	97,900	2,705,956
RPM International	30,275	1,836,179
Summit Materials, Cl A *	161,325	2,826,414

		14,707,423

REAL ESTATE — 11.9%
American Homes 4 Rent, Cl A ‡	153,450	3,679,731
Americold Realty Trust ‡	57,566	1,842,688
Brandywine Realty Trust ‡	208,070	3,202,197
Hudson Pacific Properties ‡	104,480	3,642,173
Physicians Realty Trust ‡	251,820	4,547,869
Retail Properties of America, Cl A ‡	149,025	1,831,517
STAG Industrial ‡	142,880	4,112,087

		22,858,262

UTILITIES — 5.8%
Alliant Energy	98,790	4,665,852
IDACORP	46,950	4,648,989

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND APRIL 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UTILITIES — continued
South Jersey Industries	57,074	$1,833,217

		11,148,058

Total Common Stock (Cost $146,281,551)		179,472,441

SHORT-TERM INVESTMENT — 0.9%

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (A) (Cost $1,741,962)	1,741,962	1,741,962

Total Investments — 94.2%
(Cost $148,023,513)		$181,214,403

Percentages are based upon Net Assets of $192,300,888.

* Non-income producing security.
‡ Real Estate Investment Trust
(A) The rate reported is the 7-day effective yield as of April 30, 2019.

Cl — Class
PLC — Public Limited Company

As of April 30, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.5%

	Shares	Value

COMMUNICATION SERVICES — 1.8%
Marcus	190,321	$7,159,876

CONSUMER DISCRETIONARY — 8.9%
Bloomin’ Brands	398,929	7,974,591
Children’s Place	71,124	8,024,210
Gentherm *	89,065	3,772,793
Installed Building Products *	146,580	7,040,237
Oxford Industries	97,490	8,097,519

		34,909,350

CONSUMER STAPLES — 5.8%
BJ’s Wholesale Club Holdings *	133,735	3,791,387
Hostess Brands, Cl A *	576,339	7,722,943
J&J Snack Foods	49,122	7,720,996
Nomad Foods *	181,145	3,767,816

		23,003,142

ENERGY — 7.0%
Callon Petroleum *	1,015,787	7,628,560
Jagged Peak Energy *	361,141	3,817,260
Penn Virginia *	101,066	4,537,864
ProPetro Holding *	254,628	5,634,918
SRC Energy *	974,302	5,991,957

		27,610,559

FINANCIALS — 22.2%
Argo Group International Holdings	108,752	8,490,269
Berkshire Hills Bancorp	259,805	7,791,552
Central Pacific Financial	190,670	5,722,006
Columbia Banking System	214,822	8,064,418
Employers Holdings	86,712	3,721,679
Glacier Bancorp	90,895	3,871,218
Great Western Bancorp	221,071	7,775,067
Heritage Commerce	298,688	3,739,574
Houlihan Lokey, Cl A	83,240	4,105,397
LegacyTexas Financial Group	190,062	7,617,685
Mercury General	116,095	6,243,589
Renasant	215,985	7,831,616
Safety Insurance Group	39,697	3,688,645
South State	112,806	8,534,902

		87,197,617

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 3.8%
CONMED	89,265	$7,143,878
Omnicell *	97,001	7,795,000

		14,938,878

INDUSTRIALS — 22.9%
Alamo Group	44,735	4,636,335
Albany International, Cl A	101,337	7,495,898
Apogee Enterprises	107,782	4,343,615
Columbus McKinnon	125,050	4,921,968
Comfort Systems USA	145,497	7,871,388
Continental Building Products *	301,456	7,732,346
Douglas Dynamics	155,203	5,860,465
Federal Signal	136,345	3,922,646
Interface, Cl A	485,787	7,792,023
Kaman	129,341	8,007,501
Knoll	376,090	8,213,806
Lydall *	152,218	3,746,085
UniFirst	46,918	7,419,143
Universal Forest Products	222,497	8,221,264

		90,184,483

INFORMATION TECHNOLOGY — 7.2%
Brooks Automation	115,284	4,324,303
Lattice Semiconductor *	365,780	4,736,851
Novanta *	84,457	7,349,448
OSI Systems *	43,087	3,883,432
Viavi Solutions *	595,710	7,922,943

		28,216,977

MATERIALS — 1.9%
Innospec	86,410	7,329,296

REAL ESTATE — 11.2%
Columbia Property Trust ‡	342,465	7,777,380
Easterly Government Properties ‡	442,701	7,968,618
National Storage Affiliates Trust ‡	45,580	1,333,671
Potlatch ‡	154,529	5,974,091
RPT Realty ‡	481,770	5,843,870
STAG Industrial ‡	256,973	7,395,683
Summit Hotel Properties ‡	662,001	7,685,832

		43,979,145

UTILITIES — 3.8%
NorthWestern	112,495	7,857,776
South Jersey Industries	228,090	7,326,251

		15,184,027

Total Common Stock (Cost $331,442,820)		379,713,350

SHORT-TERM INVESTMENT — 3.5%

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (A) (Cost $13,652,674)	13,652,674	13,652,674

Total Investments — 100.0%
(Cost $345,095,494)		$393,366,024

Percentages are based upon Net Assets of $393,383,119.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND APRIL 30, 2019 (Unaudited)

‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of April 30, 2019.

Cl — Class

As of April 30, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%

	Shares	Value

ENERGY — 86.4%
Antero Midstream	39,025	$476,495
Cabot Oil & Gas	13,485	349,127
Cheniere Energy *	5,205	334,942
CNX Resources *	31,625	283,360
Enable Midstream Partners (A)	24,985	347,791
Enbridge	23,406	864,618
Energy Transfer (A)	88,894	1,344,077
EnLink Midstream	14,260	166,699
Enterprise Products Partners LP (A)	31,950	914,728
EOG Resources	5,355	514,348
EQM Midstream Partners (A)	10,935	503,010
EQT	12,445	254,500
Equitrans Midstream	7,464	155,475
GasLog Partners	14,050	295,893
Kinder Morgan	43,575	865,835
Marathon Petroleum	2,491	151,627
MPLX (A)	15,451	498,449
Noble Midstream Partners (A)	4,513	155,383
Occidental Petroleum	4,925	289,984
ONEOK	7,365	500,304
Pembina Pipeline	13,497	482,653
Pioneer Natural Resources	3,320	552,647
Plains GP Holdings, Cl A	34,400	811,840
Range Resources	14,825	134,018
Royal Dutch Shell ADR, Cl B	2,325	150,869
Summit Midstream Partners (A)	18,037	149,707
Tallgrass Energy, Cl A	14,255	344,116
Targa Resources	12,650	507,898
TransCanada	14,600	697,296
Western Midstream Partners (A)	7,488	236,471
Williams	29,666	840,438
WPX Energy *	24,000	333,360

		14,507,958

INDUSTRIALS — 1.0%
Norfolk Southern	830	169,337

UTILITIES — 9.4%
CenterPoint Energy	5,300	164,300
Dominion Energy	6,995	544,701
NextEra Energy Partners	7,360	338,781
Sempra Energy	4,115	526,514

		1,574,296

Total Common Stock (Cost $15,200,313)		16,251,591

SHORT-TERM INVESTMENT — 2.9%

	Shares	Value

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (B) (Cost $475,788)	475,788	$475,788

Total Investments — 99.7% (Cost $15,676,101)		$16,727,379

Percentages are based upon Net Assets of $ 16,785,645.

*	Non-income producing security.
(A)	Security is a Master Limited Partnership. At April 30, 2019, such securities amounted to $4,149,616, or 24.7% of the net assets of the Fund (See Note 2).
(B)	The rate reported is the 7-day effective yield as of April 30, 2019.

ADR — American Depositary Receipt

Cl — Class

GP — General Partnership

LP — Limited Partnership

As of April 30, 2019, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 45.8%

	Shares	Value

CONSUMER DISCRETIONARY — 2.8%
Home Depot	244,397	$49,783,669

CONSUMER STAPLES — 2.8%
PepsiCo	385,781	49,399,257

ENERGY — 5.8%
Enterprise Products Partners LP (A)	1,372,408	39,292,041
Magellan Midstream Partners (A)	294,574	18,266,534
Phillips 66 Partners (A)	376,515	18,648,788
Williams	918,535	26,022,096

		102,229,459

FINANCIALS — 8.5%
Bank of America	1,414,647	43,259,905
BB&T	467,810	23,951,872
Chubb	278,528	40,442,266
JPMorgan Chase	352,740	40,935,477

		148,589,520

HEALTH CARE — 5.6%
Abbott Laboratories	477,690	38,005,017
Becton Dickinson	94,710	22,800,485
Johnson & Johnson	262,935	37,126,422

		97,931,924

INDUSTRIALS — 7.0%
General Dynamics	126,421	22,593,961
Honeywell International	298,803	51,881,165
Raytheon	120,198	21,345,963
Union Pacific	158,360	28,036,054

		123,857,143

INFORMATION TECHNOLOGY — 4.8%
Booz Allen Hamilton Holding, Cl A	357,113	21,173,230
Microsoft	244,345	31,911,457
Texas Instruments	263,145	31,006,375

		84,091,062

COMMON STOCK — continued

	Shares	Value

REAL ESTATE — 7.3%
Alexandria Real Estate Equities ‡	338,189	$48,154,732
Boston Properties ‡	300,638	41,373,801
Crown Castle International ‡	239,110	30,075,256
Vornado Realty Trust ‡	135,555	9,372,273

		128,976,062

UTILITIES — 1.2%
Nextera Energy	107,770	20,954,799

Total Common Stock (Cost $513,027,543)		805,812,895

CORPORATE OBLIGATIONS —31.2%

	Face Amount

COMMUNICATION SERVICES — 1.3%

Comcast
3.300%, 10/01/20	$22,464,000	22,637,599

CONSUMER DISCRETIONARY — 1.8%

Boeing
3.200%, 03/01/29	1,725,000	1,716,272
2.700%, 05/01/22	1,160,000	1,157,947

Norfolk Southern
4.100%, 05/15/49	4,990,000	4,953,397

Toyota Motor Credit MTN
2.125%, 07/18/19	24,067,000	24,043,433

		31,871,049

CONSUMER STAPLES — 1.4%

Philip Morris International
3.375%, 08/15/29	1,750,000	1,731,593

Walmart
1.750%, 10/09/19	23,748,000	23,647,288

		25,378,881

ENERGY — 3.9%

Chevron
1.561%, 05/16/19	23,671,000	23,660,901

Exxon Mobil
2.222%, 03/01/21	22,483,000	22,355,648

Shell International Finance BV
1.375%, 05/10/19	22,188,000	22,182,231

		68,198,780

FINANCIALS — 11.6%

Bank of America
5.125%, VAR ICE LIBOR USD 3 Month+3.387%, 12/31/49	18,035,000	18,046,993

Bank of New York Mellon
4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 12/31/49	17,678,000	17,921,073

Citigroup
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/29/49	19,657,000	20,321,407

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued

Goldman Sachs Group
5.375%, VAR ICE LIBOR USD 3 Month+3.922%, 12/29/49	$ 17,620,000	$18,030,017

JPMorgan Chase
6.053%, VAR ICE LIBOR USD 3 Month+3.470%, 12/31/49	22,336,000	22,438,076
5.000%, VAR ICE LIBOR USD 3 Month+3.320%, 12/29/49	21,589,000	21,642,972
3.702%, VAR ICE LIBOR USD 3 Month+1.160%, 05/06/30	2,750,000	2,755,990

MetLife
5.250%, VAR ICE LIBOR USD 3 Month+3.575%, 12/29/49	19,392,000	19,628,776

Morgan Stanley
5.450%, VAR ICE LIBOR USD 3 Month+3.610%, 12/29/49	21,071,000	21,097,339

Northern Trust Corp
3.150%, 05/03/29	25,000,000	24,976,500

SunTrust Banks
5.050%, VAR ICE LIBOR USD 3 Month+3.102%, 06/15/22	18,544,000	18,335,380

		205,194,523

HEALTH CARE — 2.9%

Amgen
2.200%, 05/22/19	23,368,000	23,363,189

Gilead Sciences
2.550%, 09/01/20	4,812,000	4,804,152

Pfizer
2.100%, 05/15/19	23,047,000	23,043,082

		51,210,423

INFORMATION TECHNOLOGY — 8.3%

Apple
2.850%, 05/06/21	25,867,000	26,044,142
2.100%, 05/06/19	23,437,000	23,434,891

Cisco Systems
1.400%, 09/20/19	45,804,000	45,595,327

Intel
3.300%, 10/01/21	23,151,000	23,561,673

Visa
2.200%, 12/14/20	27,167,000	27,032,795

		145,668,828

Total Corporate Obligations (Cost $550,225,107)		550,160,083

PREFERRED STOCK — 8.3%

	Shares

FINANCIALS — 5.9%
Bank of America, Ser 5, 4.000% , VAR ICE LIBOR USD 3 Month+0.500%	988,067	21,697,951
BB&T, Ser D, 5.850%	762,090	19,395,191
PNC Financial Services Group, Ser Q, 5.375%	773,323	19,441,340

PREFERRED STOCK — continued

	Shares	Value

FINANCIALS — continued
US Bancorp, Ser B, 3.500% , VAR ICE LIBOR USD 3 Month+0.600%	1,111,619	$21,498,711
Wells Fargo, 5.850% , VAR ICE LIBOR USD 3 Month+3.090%	868,220	22,834,186

		104,867,379

HEALTH CARE — 1.2%
Becton Dickinson, 6.125% *	348,450	20,736,260

UTILITIES — 1.2%
CenterPoint Energy, 7.000%	394,475	21,001,849

Total Preferred Stock (Cost $140,738,700)		146,605,488

U.S. TREASURY OBLIGATIONS — 5.5%

	Face Amount
U.S. Treasury Notes
3.625%, 08/15/19	$ 23,303,000	23,379,463
3.375%, 11/15/19	24,888,000	25,007,579
2.625%, 08/15/20	22,908,000	22,989,431
2.625%, 11/15/20	23,034,000	23,135,673
2.625%, 02/15/29	1,600,000	1,616,313

Total U.S. Treasury Obligations (Cost $95,924,238)		96,128,459

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.9%

FHLMC
2.375%, 01/13/22	21,530,000	21,574,869
1.875%, 11/17/20	21,723,000	21,579,654
1.750%, 05/30/19	21,079,000	21,067,471
1.375%, 05/01/20	22,289,000	22,054,847

Total U.S. Government Agency Obligations (Cost $86,502,732)		86,276,841

CONVERTIBLE PREFERRED STOCK — 1.2%

	Shares

UTILITIES — 1.2%
DTE Energy, 6.500% *	377,200	21,051,532

(Cost $18,919,837)		21,051,532

CONVERTIBLE BOND — 1.1%

	Face Amount

REAL ESTATE — 1.1%

Extra Space Storage
3.125%, 10/01/35 (B)	$16,325,000	19,052,887

(Cost $18,899,775)		19,052,887

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2019 (Unaudited)

SHORT-TERM INVESTMENT — 3.8%

	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 2.240% (C) (Cost $67,089,872)	67,089,872	$67,089,872

Total Investments — 101.8% (Cost $1,491,327,804)		$1,792,178,057

Percentages are based upon Net Assets of $1,759,939,223.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security is a Master Limited Partnership. At April 30, 2019, such securities amounted to $76,207,363, or 4.3% of the net assets of the Fund (See Note 2).
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2019 was $19,052,887 and represents 1.1% of Net Assets.

(C)	The rate reported is the 7-day effective yield as of April 30, 2019.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of April 30, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$805,812,895	$—	$—	$805,812,895
Corporate Obligations	—	550,160,083	—	550,160,083
Preferred Stock	146,605,488	—	—	146,605,488
U.S. Treasury Obligations	—	96,128,459	—	96,128,459
U.S. Government Agency
Obligations	—	86,276,841	—	86,276,841
Convertible Preferred Stock	21,051,532	—	—	21,051,532
Convertible Bond	—	19,052,887	—	19,052,887
Short-Term Investment	67,089,872	—	—	67,089,872

Total Investments in Securities	$1,040,559,787	$751,618,270	$—	$1,792,178,057

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 38.4%

	Shares	Value

BELGIUM — 0.1%

Anheuser-Busch InBev ADR	28	$2,490

BRAZIL — 0.9%

Banco Bradesco ADR *	1,269	11,497

Vale ADR, Cl B *	435	5,559

		17,056

FRANCE — 1.9%

Capgemini	193	23,400

TOTAL ADR	203	11,301

		34,701

GERMANY — 0.7%

SAP ADR	101	13,015

JAPAN — 0.6%

Nippon Telegraph & Telephone ADR	264	11,009

SWITZERLAND — 2.4%

Novartis ADR	549	45,144

TAIWAN — 0.3%

Taiwan Semiconductor Manufacturing ADR	140	6,135

UNITED KINGDOM — 0.9%

Lloyds TSB Group PLC ADR	706	2,295

Royal Dutch Shell ADR, Cl A	181	11,499

Vodafone Group ADR	120	2,222

		16,016

UNITED STATES — 30.6%

Abbott Laboratories	289	22,993

Alcon *	109	6,344

Alexandria Real Estate Equities †	160	22,782

Bank of America	1,669	51,038

Becton Dickinson	188	45,259

COMMON STOCK — continued

	Shares	Value

UNITED STATES — continued

Boeing	16	$6,043

Booz Allen Hamilton Holding, Cl A	993	58,875

Boston Properties †	341	46,929

Comcast, Cl A	144	6,268

Crown Castle International †	179	22,515

Enbridge	63	2,327

Enterprise Products Partners LP (A)	1,177	33,697

General Dynamics	102	18,229

Honeywell International	218	37,851

Johnson & Johnson	248	35,018

Kinder Morgan	1,140	22,652

Microsoft	192	25,076

Nextera Energy	118	22,944

Oracle	107	5,920

Phillips 66 Partners (A)	420	20,803

Raytheon	126	22,377

UBS Group	475	6,384

Union Pacific	142	25,140

US Bancorp	117	6,238

		573,702

Total Common Stock (Cost $566,965)		719,268

CORPORATE OBLIGATIONS —21.9%

	Face Amount

LUXEMBOURG — 4.5%

European Investment Bank MTN
1.250%, 05/15/19	$85,000	84,961

NETHERLANDS — 3.2%

Shell International Finance BV
1.375%, 05/10/19	59,000	58,985

UNITED STATES — 14.2%

Bank of America
5.125%, VAR ICE LIBOR USD 3 Month+3.387%, 12/31/49	55,000	55,037

Bank of New York Mellon
4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 12/31/49	42,000	42,578

Citigroup
5.875%, VAR ICE LIBOR USD 3 Month+4.059%, 12/29/49	55,000	55,756

JPMorgan Chase
5.300%, VAR ICE LIBOR USD 3 Month+3.800%, 12/31/49	55,000	56,053

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Wells Fargo
6.381%, VAR ICE LIBOR USD 3 Month+3.770%, 03/15/18	$56,000	$56,279

		265,703

Total Corporate Obligations (Cost $413,193)		409,649

SOVEREIGN DEBT —10.6%

CANADA — 5.3%

Export Development Canada
1.750%, 07/21/20	100,000	99,208

DENMARK — 5.3%

Kommunekredit MTN
1.750%, 01/10/20	100,000	99,460

Total Sovereign Debt (Cost $198,246)		198,668

PREFERRED STOCK — 8.5%

	Shares

NETHERLANDS — 5.4%

Aegon, 6.375%	1,985	50,915
ING Groep, 6.375%	1,988	50,277

		101,192

UNITED STATES — 3.1%
BB&T, Ser E, 5.625%	535	13,643
Becton Dickinson, 6.125%*	228	13,568
US Bancorp, Ser B, 3.500%, VAR ICE LIBOR USD 3 Month+0.600%	634	12,262
Wells Fargo, 5.850%, VAR ICE LIBOR USD 3 Month+3.090%	730	19,198

		58,671

Total Preferred Stock (Cost $159,423)		159,863

EXCHANGE TRADED FUNDS — 3.3%

	Shares	Value

CANADA — 0.3%
iShares S&P/TSX Capped REIT Index ETF	401	$5,531

JAPAN — 0.6%
Next Funds REIT Index ETF	619	11,275

NETHERLANDS — 0.9%
iShares European Property Yield UCITS ETF	357	16,777

UNITED STATES — 1.5%
iShares International Developed ETF	567	16,806
Vanguard Global ex-U.S. Real Estate ETF*	194	11,349

		28,155

Total Exchange Traded Funds (Cost $56,910)		61,738

CONVERTIBLE PREFERRED STOCK — 1.3%

UNITED STATES — 1.3%
DTE Energy, 6.500%*	286	15,961
Mandatory Exchangeable Trust, 5.750% *	43	8,906

Total Convertible Preferred Stock (Cost $23,316)		24,867

SHORT-TERM INVESTMENT — 6.9%

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (B) (Cost $130,143)	130,143	130,143

Total Investments — 90.9% (Cost $1,548,196)		$1,704,196

Percentages are based upon Net Assets of $1,875,661.

*	Non-income producing security.
†	Real Estate Investment Trust
(A)	Security is a Master Limited Partnership. At April 30, 2019, such securities amounted to $54,500, or 2.9% of the net assets of the Fund (See Note 2).
(B)	The rate reported is the 7-day effective yield as of April 30, 2019.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

Ser — Series

TSX — Toronto Stock Exchange

UCITS — Undertakings for the Collective Investment of Transferable

Securities

USD — U.S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND APRIL 30, 2019 (Unaudited)

The following is a summary of the inputs used as of April 30, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$719,268	$—	$—	$719,268
Corporate Obligations	—	409,649	—	409,649
Sovereign Debt	—	198,668	—	198,668
Preferred Stock	159,863	—	—	159,863
Exchange Traded Funds	61,738	—	—	61,738
Convertible Preferred Stock	24,867	—	—	24,867
Short-Term Investment	130,143	—	—	130,143

Total Investments in Securities	$1,095,879	$608,317	$—	$1,704,196

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 95.0%

	Shares	Value

BRAZIL — 2.8%

BB Seguridade Participacoes	467,416	$3,387,816

Vale *	329,450	4,221,154

		7,608,970

CANADA — 1.5%

Barrick Gold	343,989	3,812,780

Barrick Gold	15,167	192,800

		4,005,580

CHILE — 4.1%

Banco de Chile	25,006,728	3,668,859

Cia Cervecerias Unidas	246,729	3,409,691

Enel Americas	22,257,976	3,905,744

		10,984,294

EGYPT — 1.9%

Commercial International Bank Egypt SAE	1,149,917	5,114,686

HONG KONG — 21.9%

AIA Group	552,563	5,631,426

Anhui Conch Cement, Cl H	811,613	4,950,500

ASM Pacific Technology	405,851	4,700,128

BOC Hong Kong Holdings	956,676	4,280,457

China Construction Bank, Cl H	4,317,792	3,814,284

China Overseas Land & Investment	1,260,213	4,714,875

China Resources Gas Group	780,299	3,610,653

China Resources Land	1,060,054	4,614,629

CNOOC	2,945,512	5,324,210

Industrial & Commercial Bank of China, Cl H	5,184,783	3,892,817

Ping An Insurance Group of China, Cl H	388,958	4,682,986

Samsonite International	1,303,228	3,737,843

Tencent Holdings	98,586	4,876,016

		58,830,824

COMMON STOCK — continued

	Shares	Value

INDIA — 14.2%

Adani Ports & Special Economic Zone	743,953	$4,201,423

Bharat Electronics	2,715,538	3,402,536

Bharat Forge	556,863	3,780,940

HCL Technologies	309,410	5,264,135

Indraprastha Gas	950,400	4,274,178

Reliance Industries GDR	106,100	4,249,305

Tata Consultancy Services	132,633	4,310,293

Titan	265,757	4,426,688

UPL	307,309	4,281,991

		38,191,489

INDONESIA — 4.8%

Bank Central Asia	1,547,474	3,122,097

Bank Mandiri Persero	5,101,600	2,765,604

Perusahaan Gas Negara Persero	17,199,389	2,800,181

Telekomunikasi Indonesia Persero	15,569,506	4,140,942

		12,828,824

LUXEMBOURG — 1.8%

Tenaris ADR	171,009	4,743,790

MEXICO — 5.5%

Alsea	1,687,118	3,767,988

Arca Continental	543,454	3,090,545

Fomento Economico Mexicano ADR	27,280	2,662,255

Genomma Lab Internacional, Cl B *	2,715,887	2,174,687

Wal-Mart de Mexico	1,015,707	2,984,261

		14,679,736

PHILIPPINES — 1.8%

Ayala Land	5,160,722	4,847,538

SINGAPORE — 1.6%

DBS Group Holdings	203,359	4,223,875

SOUTH AFRICA — 6.9%

AVI	570,766	3,668,383

Bidvest Group	252,701	3,835,120

Clicks Group	207,322	2,835,695

MTN Group	622,879	4,501,014

Sanlam	721,697	3,859,477

		18,699,689

SOUTH KOREA — 7.2%

Hankook Tire	91,053	3,098,366

Hanon Systems	429,914	4,618,774

Kolmar Korea	56,316	3,567,507

Samsung Electronics	95,066	3,731,350

Woongjin Coway	56,949	4,280,377

		19,296,374

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND APRIL 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value

TAIWAN — 8.1%

Advantech	350,278	$2,833,873

Catcher Technology	505,368	3,998,656

Giant Manufacturing	488,910	3,726,038

Sinbon Electronics	461,279	1,627,113

Taiwan Semiconductor Manufacturing	602,792	5,052,365

Tripod Technology	1,410,411	4,514,082

		21,752,127

THAILAND — 2.7%

Kasikornbank NVDR	288,348	1,725,120

Siam Cement NVDR	209,381	3,030,040

Tisco Financial Group NVDR	975,539	2,559,167

		7,314,327

TURKEY — 1.9%

Emlak Konut Gayrimenkul Yatirim Ortakligi ‡	6,454,516	1,633,397

TAV Havalimanlari Holding	828,546	3,513,083

		5,146,480

UNITED STATES — 6.3%

Credicorp	18,212	4,314,423

HDFC Bank ADR	25,211	2,890,441

NetEase ADR	19,518	5,553,456

Southern Copper	108,073	4,152,165

		16,910,485

Total Common Stock (Cost $217,130,996)		255,179,088

PREFERRED STOCK — 1.6%

BRAZIL — 1.6%

Banco Bradesco, 3.260% *	462,844	4,202,196

(Cost $2,146,241)		4,202,196

SHORT-TERM INVESTMENT — 3.2%

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (A) (Cost $8,668,405)	8,668,405	8,668,405

Total Investments — 99.8% (Cost $227,945,642)		$268,049,689

Percentages are based upon Net Assets of $268,491,219.

*	Non-income producing security.
‡	Real Estate Investment Trust

(A) The rate reported is the 7-day effective yield as of April 30, 2019.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

As of April 30, 2019, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS —97.7%

	Face Amount	Value

COMMUNICATIONS SERVICES — 13.8%

Cable One
5.750%, 06/15/22 (A)	$240,000	$243,972

CCO Holdings
5.875%, 04/01/24 (A)	250,000	261,177
5.125%, 02/15/23	425,000	431,906
5.125%, 05/01/23 (A)	130,000	133,250

CenturyLink
6.750%, 12/01/23	125,000	132,656
6.450%, 06/15/21	400,000	417,000
5.800%, 03/15/22	190,000	195,242
5.625%, 04/01/20	145,000	147,537

Cinemark USA
4.875%, 06/01/23	205,000	207,120

Clear Channel International BV
8.750%, 12/15/20 (A)	275,000	281,187

Clear Channel Worldwide Holdings
6.500%, 11/15/22	245,000	250,206

Cogent Communications Group
5.375%, 03/01/22 (A)	240,000	247,800

CSC Holdings
6.750%, 11/15/21	455,000	486,850

DISH DBS
6.750%, 06/01/21	425,000	438,255
5.875%, 07/15/22	150,000	146,355
5.125%, 05/01/20	460,000	462,875

Gray Television
5.125%, 10/15/24 (A)	150,000	152,625

Inmarsat Finance
4.875%, 05/15/22 (A)	295,000	297,950

Intelsat Jackson Holdings
9.500%, 09/30/22 (A)	120,000	138,600
8.000%, 02/15/24 (A)	240,000	250,500

Level 3 Financing
5.375%, 08/15/22	250,000	250,938
5.125%, 05/01/23	135,000	136,386

Live Nation Entertainment
5.375%, 06/15/22 (A)	150,000	152,250

Meredith
6.875%, 02/01/26	150,000	156,000

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

COMMUNICATIONS SERVICES — continued

Nexstar Broadcasting
6.125%, 02/15/22 (A)	$120,000	$121,650

Sinclair Television Group
6.125%, 10/01/22	125,000	127,344

Sirius XM Radio
4.625%, 05/15/23 (A)	125,000	125,938
3.875%, 08/01/22 (A)	180,000	179,775

Sprint
7.875%, 09/15/23	365,000	380,221
7.250%, 09/15/21	500,000	523,750

Sprint Communications
11.500%, 11/15/21	60,000	69,000
9.250%, 04/15/22	120,000	138,900
7.000%, 08/15/20	125,000	129,687
6.000%, 11/15/22	255,000	256,594

TEGNA
6.375%, 10/15/23	335,000	346,099

Townsquare Media
6.500%, 04/01/23 (A)	210,000	205,013

Univision Communications
5.125%, 05/15/23 (A)	175,000	168,875

Zayo Group
6.000%, 04/01/23	230,000	233,738

		9,025,221

CONSUMER DISCRETIONARY — 25.7%

1011778 BC ULC
4.625%, 01/15/22 (A)	255,000	255,797

ADT Security
6.250%, 10/15/21	185,000	194,426
5.250%, 03/15/20	185,000	186,850
3.500%, 07/15/22	165,000	160,050

Ahern Rentals
7.375%, 05/15/23 (A)	150,000	133,500

Albertsons
6.625%, 06/15/24	130,000	134,062

Altice Financing
6.625%, 02/15/23 (A)	200,000	205,000

Altice Luxembourg
7.750%, 05/15/22 (A)	200,000	203,750

American Airlines Group
5.500%, 10/01/19 (A)	200,000	201,000

APX Group
7.875%, 12/01/22	140,000	139,650

Beazer Homes USA
8.750%, 03/15/22	150,000	156,750

Boyd Gaming
6.875%, 05/15/23	245,000	253,881

Builders FirstSource
5.625%, 09/01/24 (A)	80,000	80,200

Cablevision Systems
5.875%, 09/15/22	225,000	234,000

Carrols Restaurant Group
8.000%, 05/01/22	175,000	178,937

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Cedar Fair
5.375%, 06/01/24	$195,000	$199,387

Century Communities
6.875%, 05/15/22	170,000	172,975

Covanta Holding
5.875%, 03/01/24	190,000	195,462

CSC Holdings
5.375%, 07/15/23 (A)	320,000	327,200

Dana
6.000%, 09/15/23	175,000	179,156

Eldorado Resorts
7.000%, 08/01/23	265,000	276,925

Entercom Media
7.250%, 11/01/24 (A)	250,000	258,750

Great Lakes Dredge & Dock
8.000%, 05/15/22	360,000	380,250

Griffon
5.250%, 03/01/22	315,000	315,000

Group 1 Automotive
5.250%, 12/15/23 (A)	210,000	215,250

Herc Rentals
7.500%, 06/01/22 (A)	143,000	148,720

Hertz
7.625%, 06/01/22 (A)	155,000	159,941
7.375%, 01/15/21	220,000	219,450
5.875%, 10/15/20	165,000	165,000

Icahn Enterprises
6.750%, 02/01/24	175,000	183,094
6.250%, 02/01/22	355,000	365,749
6.000%, 08/01/20	315,000	317,363

International Game Technology
6.250%, 02/15/22 (A)	400,000	417,000

KB Home
8.000%, 03/15/20	135,000	140,400
7.500%, 09/15/22	160,000	175,600

Lennar
6.625%, 05/01/20	180,000	185,400
4.750%, 11/15/22	125,000	127,944

Levi Strauss
5.000%, 05/01/25	110,000	113,025

M/I Homes
6.750%, 01/15/21	150,000	152,250

Marriott Ownership Resorts
5.625%, 04/15/23 (A)	180,000	181,350

MasTec
4.875%, 03/15/23	320,000	323,200

Mattel
3.150%, 03/15/23	110,000	101,613
2.350%, 08/15/21	205,000	196,287

Mclaren Finance
5.750%, 08/01/22 (A)	210,000	206,741

Mediacom Broadband
5.500%, 04/15/21	31,000	31,000

Meritage Homes
7.150%, 04/15/20	145,000	149,350

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Meritor
6.250%, 02/15/24	$315,000	$324,648

MGM Resorts International
7.750%, 03/15/22	335,000	370,594
6.750%, 10/01/20	145,000	151,888
6.625%, 12/15/21	175,000	187,854
6.000%, 03/15/23	155,000	165,463

Midas Intermediate Holdco II
7.875%, 10/01/22 (A)	175,000	161,000

Multi-Color
6.125%, 12/01/22 (A)	240,000	246,900

Navistar International
6.625%, 11/01/25 (A)	125,000	127,344

NCL
4.750%, 12/15/21 (A)	349,000	352,856

Nexstar Broadcasting
5.875%, 11/15/22	255,000	260,737

Nielsen Finance
5.000%, 04/15/22 (A)	315,000	312,915

Nielsen Luxembourg SARL
5.500%, 10/01/21 (A)	175,000	175,875

Party City Holdings
6.125%, 08/15/23 (A)	225,000	228,375

Penske Automotive Group
3.750%, 08/15/20	275,000	275,275

Prime Security Services Borrower
9.250%, 05/15/23 (A)	133,000	140,175
5.250%, 04/15/24 (A)	115,000	115,288

PulteGroup
4.250%, 03/01/21	215,000	217,687

Quad
7.000%, 05/01/22	154,000	155,540

Scientific Games International
10.000%, 12/01/22	234,000	246,285
6.625%, 05/15/21	190,000	191,900

Service International
4.500%, 11/15/20	250,000	250,313

Shea Homes
5.875%, 04/01/23 (A)	215,000	215,000

Silversea Cruise Finance
7.250%, 02/01/25 (A)	200,000	215,250

Taylor Morrison Communities
6.625%, 05/15/22	255,000	263,287
5.875%, 04/15/23 (A)	150,000	154,325

Tempur Sealy International
5.625%, 10/15/23	155,000	156,938

United Continental Holdings
6.000%, 12/01/20	320,000	332,896

United Rentals North America
4.625%, 07/15/23	225,000	228,656

Welbilt
9.500%, 02/15/24	145,000	156,781

WESCO Distribution
5.375%, 12/15/21	100,000	101,000

William Lyon Homes
7.000%, 08/15/22	175,000	175,875

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

WMG Acquisition
5.625%, 04/15/22 (A)	$67,000	$67,992
5.000%, 08/01/23 (A)	65,000	66,300

Wyndham Destinations
4.250%, 03/01/22	340,000	340,000

XPO Logistics
6.500%, 06/15/22 (A)	319,000	326,178

		16,758,075

CONSUMER STAPLES — 0.8%

B&G Foods
4.625%, 06/01/21	260,000	260,000

Performance Food Group
5.500%, 06/01/24 (A)	290,000	292,900

		552,900

ENERGY — 5.9%

Antero Resources
5.625%, 06/01/23	165,000	166,906
5.375%, 11/01/21	325,000	327,437

Ascent Resources Utica Holdings
10.000%, 04/01/22 (A)	117,000	127,822

Calpine
6.000%, 01/15/22 (A)	250,000	252,500
5.875%, 01/15/24 (A)	140,000	142,800

Chesapeake Energy
6.875%, 11/15/20	165,000	171,032

CNX Resources
5.875%, 04/15/22	147,000	146,265

Crestwood Midstream Partners
6.250%, 04/01/23	295,000	302,375

Energy Transfer Operating
7.500%, 10/15/20	285,000	303,118

Gulfport Energy
6.625%, 05/01/23	65,000	62,563

Hilcorp Energy I
5.000%, 12/01/24 (A)	165,000	163,762

Laredo Petroleum
6.250%, 03/15/23	110,000	101,475

Nabors Industries
5.000%, 09/15/20	110,000	111,650
4.625%, 09/15/21	255,000	254,044

NuStar Logistics
4.800%, 09/01/20	130,000	131,625
4.750%, 02/01/22	175,000	176,750

Oasis Petroleum
6.875%, 03/15/22	195,000	195,731

Precision Drilling
6.500%, 12/15/21	60,925	61,078

QEP Resources
6.800%, 03/01/20	100,000	102,000

SESI
7.125%, 12/15/21	210,000	178,500

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued

Summit Midstream Holdings
5.500%, 08/15/22	$395,000	$390,063

		3,869,496

FINANCIALS — 9.8%

Ally Financial
8.000%, 03/15/20	135,000	140,569
4.250%, 04/15/21	340,000	344,250

Antero Midstream Partners
5.375%, 09/15/24	195,000	198,783

Carrizo Oil & Gas
6.250%, 04/15/23	100,000	97,231

DCP Midstream Operating
5.350%, 03/15/20 (A)	155,000	157,525
4.750%, 09/30/21 (A)	175,000	178,281

Denbury Resources
9.000%, 05/15/21 (A)	180,000	182,700

FelCor Lodging
6.000%, 06/01/25	155,000	161,587

Fiat Chrysler Automobiles
4.500%, 04/15/20	260,000	261,950

Forum Energy Technologies
6.250%, 10/01/21	255,000	239,700

Kennedy-Wilson
5.875%, 04/01/24	150,000	151,500

Ladder Capital Finance Holdings LLLP
5.250%, 03/15/22 (A)	210,000	215,250

Laredo Petroleum
5.625%, 01/15/22	110,000	103,675

Nationstar Mortgage
6.500%, 07/01/21	395,000	395,494

Navient MTN
8.000%, 03/25/20	269,000	278,751
7.250%, 01/25/22	185,000	198,181
6.625%, 07/26/21	215,000	225,213
6.125%, 03/25/24	175,000	178,990
5.875%, 03/25/21	220,000	227,425

Oxford Finance
6.375%, 12/15/22 (A)	140,000	144,550

Pride International
6.875%, 08/15/20	105,000	105,000

Range Resources
5.750%, 06/01/21	205,000	211,092

SM Energy
6.125%, 11/15/22	185,000	186,850

Solera
10.500%, 03/01/24 (A)	260,000	282,100

Springleaf Finance
7.750%, 10/01/21	250,000	271,563
6.125%, 05/15/22	325,000	343,298
6.125%, 03/15/24	190,000	200,450

Starwood Property Trust
5.000%, 12/15/21	175,000	178,719

Sunoco
4.875%, 01/15/23	95,000	96,544

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued

Transocean
9.000%, 07/15/23 (A)	$32,000	$34,240

Wayne Merger
8.250%, 08/01/23 (A)	185,000	190,087

Whiting Petroleum
6.250%, 04/01/23	200,000	204,500

		6,386,048

HEALTH CARE — 10.6%

Acadia Healthcare
6.500%, 03/01/24	185,000	191,475
6.125%, 03/15/21	200,000	200,500

Bausch Health
7.000%, 03/15/24 (A)	300,000	316,125
6.500%, 03/15/22 (A)	425,000	439,875
6.125%, 04/15/25 (A)	195,000	197,194
5.875%, 05/15/23 (A)	380,000	382,926

DaVita
5.750%, 08/15/22	155,000	157,519

Eagle Holding II
7.625% cash/0% PIK, 05/15/22 (A)	110,000	110,550

Encompass Health
5.750%, 11/01/24	155,000	157,131

HCA
7.500%, 02/15/22	250,000	275,000
6.500%, 02/15/20	180,000	184,748
5.875%, 03/15/22	140,000	149,744

HCA Healthcare
6.250%, 02/15/21	460,000	482,425

Hill-Rom Holdings
5.750%, 09/01/23 (A)	235,000	243,812
5.000%, 02/15/25 (A)	80,000	81,400

Horizon Pharma USA
6.625%, 05/01/23	305,000	314,150

IQVIA
4.875%, 05/15/23 (A)	135,000	137,194

Jaguar Holding II
6.375%, 08/01/23 (A)	210,000	214,200

Kinetic Concepts
12.500%, 11/01/21 (A)	120,000	129,888
7.875%, 02/15/21 (A)	341,000	348,161

Mallinckrodt International Finance
4.875%, 04/15/20 (A)	170,000	169,150

MPH Acquisition Holdings
7.125%, 06/01/24 (A)	140,000	140,728

Prestige Brands
6.375%, 03/01/24 (A)	195,000	201,337
5.375%, 12/15/21 (A)	199,000	200,244

Select Medical
6.375%, 06/01/21	280,000	280,350

Tenet Healthcare
8.125%, 04/01/22	285,000	304,084
6.000%, 10/01/20	250,000	258,437
4.750%, 06/01/20	155,000	156,744

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — continued

Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/21	$220,000	$211,383

Vizient
10.375%, 03/01/24 (A)	285,000	307,401

		6,943,875

INDUSTRIALS — 9.3%

Air Canada
7.750%, 04/15/21 (A)	305,000	325,587

American Airlines Group
4.625%, 03/01/20 (A)	235,000	236,412

American Axle & Manufacturing
6.625%, 10/15/22	184,000	188,344

Ardagh Packaging Finance
7.250%, 05/15/24 (A)	250,000	263,387

ATS Automation Tooling Systems
6.500%, 06/15/23 (A)	270,000	279,450

Avolon Holdings Funding
5.250%, 05/15/24 (A)	250,000	260,863

BCD Acquisition
9.625%, 09/15/23 (A)	230,000	244,375

Bombardier
8.750%, 12/01/21 (A)	110,000	121,687
6.125%, 01/15/23 (A)	125,000	125,156
6.000%, 10/15/22 (A)	445,000	445,278
5.750%, 03/15/22 (A)	260,000	262,925

Brand Industrial Services
8.500%, 07/15/25 (A)	200,000	188,000

BWAY Holding
5.500%, 04/15/24 (A)	235,000	233,390

Cleaver-Brooks
7.875%, 03/01/23 (A)	255,000	249,262

Cloud Crane
10.125%, 08/01/24 (A)	275,000	295,625

CPG Merger Sub
8.000%, 10/01/21 (A)	315,000	321,300

DAE Funding
4.500%, 08/01/22 (A)	210,000	212,100
4.000%, 08/01/20 (A)	140,000	140,525

FXI Holdings
7.875%, 11/01/24 (A)	220,000	207,350

Gates Global
6.000%, 07/15/22 (A)	216,000	216,000

GFL Environmental
5.625%, 05/01/22 (A)	255,000	253,088

Grinding Media
7.375%, 12/15/23 (A)	165,000	161,288

IHO Verwaltungs
4.125% cash/0% PIK, 09/15/21 (A)	200,000	201,000

Moog
5.250%, 12/01/22 (A)	155,000	157,325

W/S Packaging Holdings
9.000%, 04/15/23 (A)	210,000	227,325

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — continued

Zekelman Industries
9.875%, 06/15/23 (A)	$235,000	$248,219

		6,065,261

INFORMATION TECHNOLOGY — 7.3%

Advanced Micro Devices
7.500%, 08/15/22	185,000	206,737

Alliance Data Systems MTN
5.875%, 11/01/21 (A)	285,000	291,056

Anixter
5.500%, 03/01/23	130,000	136,500

Ascend Learning
6.875%, 08/01/25 (A)	155,000	157,519

CommScope
5.500%, 03/01/24 (A)	190,000	198,194
5.500%, 06/15/24 (A)	200,000	201,250
5.000%, 06/15/21 (A)	250,000	250,000

Dell International
7.125%, 06/15/24 (A)	215,000	227,456
5.875%, 06/15/21 (A)	420,000	427,721

EMC
2.650%, 06/01/20	315,000	313,337

Exela Intermediate
10.000%, 07/15/23 (A)	315,000	317,655

First Data
5.750%, 01/15/24 (A)	140,000	144,288

Genesys Telecommunications Laboratories
10.000%, 11/30/24 (A)	290,000	317,506

Infor Software Parent
7.125% cash/0% PIK, 05/01/21 (A)	250,000	250,625

Nuance Communications
6.000%, 07/01/24	150,000	153,563

Sabre GLBL
5.375%, 04/15/23 (A)	230,000	235,175

TIBCO Software
11.375%, 12/01/21 (A)	350,000	372,312

Unisys
10.750%, 04/15/22 (A)	340,000	376,550

Xerox
4.125%, 03/15/23	200,000	198,060

		4,775,504

MATERIALS — 10.9%

AK Steel
7.500%, 07/15/23	130,000	133,250

Allegheny Technologies
7.875%, 08/15/23	160,000	173,154
5.950%, 01/15/21	280,000	285,600

American Builders & Contractors Supply
5.750%, 12/15/23 (A)	155,000	160,619

ArcelorMittal
5.500%, 03/01/21	145,000	151,476

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued

ARD Finance
7.125% cash/0% PIK, 09/15/23 .	$220,000	$220,275

Ardagh Packaging Finance
4.250%, 09/15/22 (A)	200,000	200,750

Aruba Investments
8.750%, 02/15/23 (A)	170,000	170,850

Ashland
4.750%, 08/15/22	125,000	127,656

Berry Global
5.125%, 07/15/23	215,000	218,225

Cascades
5.750%, 07/15/23 (A)	220,000	222,750
5.500%, 07/15/22 (A)	190,000	191,425

Century Aluminum
7.500%, 06/01/21 (A)	165,000	164,175

Chemours
6.625%, 05/15/23	310,000	321,145

Clearwater Paper
4.500%, 02/01/23	210,000	203,175

Crown Americas
4.500%, 01/15/23	195,000	199,145

First Quantum Minerals
7.250%, 05/15/22 (A)	200,000	202,250
7.000%, 02/15/21 (A)	76,000	77,377

Graphic Packaging International
4.750%, 04/15/21	195,000	199,924

Hecla Mining
6.875%, 05/01/21	215,000	215,269

Hudbay Minerals
7.250%, 01/15/23 (A)	140,000	145,250

Joseph T Ryerson & Son
11.000%, 05/15/22 (A)	220,000	233,200

Kraton Polymers
7.000%, 04/15/25 (A)	325,000	335,871

Mercer International
7.750%, 12/01/22	74,000	76,775
6.500%, 02/01/24	195,000	200,850

Northwest Acquisitions ULC
7.125%, 11/01/22 (A)	140,000	117,600

NOVA Chemicals
5.250%, 08/01/23 (A)	195,000	196,463

OCI
6.625%, 04/15/23 (A)	250,000	260,375

OI European Group BV
4.000%, 03/15/23 (A)	165,000	162,525

Reynolds Group Issuer
6.097%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/21 (A)	320,000	321,200
5.750%, 10/15/20	513,627	515,168
5.125%, 07/15/23 (A)	155,000	157,249

Standard Industries
5.500%, 02/15/23 (A)	100,000	101,500

Steel Dynamics
5.125%, 10/01/21	150,000	150,937

Summit Materials
6.125%, 07/15/23	75,000	76,313

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued

US Concrete
6.375%, 06/01/24	$200,000	$205,500

		7,095,266

REAL ESTATE — 3.1%

Iron Mountain
5.750%, 08/15/24	260,000	261,950

iStar
6.500%, 07/01/21	195,000	198,900
6.000%, 04/01/22	170,000	174,037
4.625%, 09/15/20	55,000	55,550

Lamar Media
5.000%, 05/01/23	130,000	131,625

Outfront Media Capital
5.625%, 02/15/24	260,000	267,826

Realogy Group
5.250%, 12/01/21 (A)	275,000	277,063

RHP Hotel Properties
5.000%, 04/15/21	210,000	210,262

Sabra Health Care
5.500%, 02/01/21	225,000	226,969

SBA Communications
4.875%, 07/15/22	245,000	248,369

		2,052,551

UTILITIES — 0.5%

NRG Energy
6.250%, 05/01/24	310,000	319,982

Total Corporate Obligations (Cost $63,856,163)		63,844,179

Total Investments — 97.7% (Cost $63,856,163)		$63,844,179

Percentages are based upon Net Assets of $65,320,395.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2019 was $28,187,952 and represents 43.2% of Net Assets.

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLLP – Limited Liability Limited Partnership

MTN — Medium Term Note

PIK — Payment-in-Kind

ULC — Unlimited Liability Corporation

USD — U.S. Dollar

VAR—Variable Rate

As of April 30, 2019, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS —94.9%
	Face Amount	Value

COMMUNICATION SERVICES — 9.0%

CCO Holdings
5.750%, 02/15/26 (A)	$10,000	$10,445
5.500%, 05/01/26 (A)	5,000	5,160
5.375%, 05/01/25 (A)	5,000	5,175
5.125%, 05/01/23 (A)	10,000	10,250

CenturyLink
7.500%, 04/01/24	25,000	26,844

Clear Channel Worldwide Holdings
6.500%, 11/15/22	10,000	10,212

CSC Holdings
6.750%, 11/15/21	5,000	5,350

Gray Television
7.000%, 05/15/27 (A)	10,000	10,797

Intelsat Jackson Holdings
8.000%, 02/15/24 (A)	5,000	5,219

Lamar Media
5.750%, 02/01/26	10,000	10,501

Match Group
5.625%, 02/15/29 (A)	5,000	5,113

T-Mobile USA
6.500%, 01/15/26	10,000	10,697

Townsquare Media
6.500%, 04/01/23 (A)	40,000	39,050

Videotron
5.125%, 04/15/27 (A)	10,000	10,225

		165,038

CONSUMER DISCRETIONARY — 29.3%

1011778 BC ULC
5.000%, 10/15/25 (A)	10,000	9,925

AECOM
5.125%, 03/15/27	5,000	5,019

Ahern Rentals
7.375%, 05/15/23 (A)	35,000	31,150

Albertsons
6.625%, 06/15/24	10,000	10,312

Altice France
7.375%, 05/01/26 (A)	10,000	10,131

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Altice Luxembourg
7.750%, 05/15/22 (A)	$5,000	$5,094

Boyd Gaming
6.875%, 05/15/23	10,000	10,362

Boyne USA
7.250%, 05/01/25 (A)	10,000	10,850

Brunswick
4.625%, 05/15/21 (A)	10,000	9,998

Carrols Restaurant Group
8.000%, 05/01/22	10,000	10,225

Cedar Fair
5.375%, 04/15/27	5,000	5,101

Churchill Downs
5.500%, 04/01/27 (A)	5,000	5,131

Eldorado Resorts
7.000%, 08/01/23	10,000	10,450

EnPro Industries
5.750%, 10/15/26 (A)	10,000	10,275

Entercom Media
7.250%, 11/01/24 (A)	20,000	20,700

Great Lakes Dredge & Dock
8.000%, 05/15/22	15,000	15,844

Griffon
5.250%, 03/01/22	10,000	10,000

Group 1 Automotive
5.250%, 12/15/23 (A)	10,000	10,250

Hertz
7.625%, 06/01/22 (A)	5,000	5,159
5.500%, 10/15/24 (A)	15,000	12,825

Jacobs Entertainment
7.875%, 02/01/24 (A)	10,000	10,750

Levi Strauss
5.000%, 05/01/25	10,000	10,275

LTF Merger Sub
8.500%, 06/15/23 (A)	10,000	10,288

Manitowoc
9.000%, 04/01/26 (A)	10,000	10,087

Marriott Ownership Resorts
6.500%, 09/15/26 (A)	15,000	15,750

MasTec
4.875%, 03/15/23	15,000	15,150

Mattel
2.350%, 08/15/21	5,000	4,788

Matterhorn Merger Sub
8.500%, 06/01/26 (A)	5,000	4,462

Mueller Water Products
5.500%, 06/15/26 (A)	15,000	15,263

Navistar International
6.625%, 11/01/25 (A)	10,000	10,188

NCI Building Systems
8.000%, 04/15/26 (A)	10,000	9,325

Panther BF Aggregator 2
8.500%, 05/15/27 (A)	10,000	10,340

Park-Ohio Industries
6.625%, 04/15/27	21,000	21,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Party City Holdings
6.125%, 08/15/23 (A)	$5,000	$5,075

Penn National Gaming
5.625%, 01/15/27 (A)	10,000	9,875

Penske Automotive Group
5.500%, 05/15/26	10,000	9,975

Prime Security Services Borrower
9.250%, 05/15/23 (A)	4,000	4,216

Quad
7.000%, 05/01/22	30,000	30,300

Sonic Automotive
6.125%, 03/15/27	13,000	12,610

Star Merger Sub
10.250%, 02/15/27 (A)	5,000	5,219
6.875%, 08/15/26 (A)	10,000	10,394

Tenneco
5.000%, 07/15/26	10,000	8,125

Viking Cruises
5.875%, 09/15/27 (A)	15,000	14,925

Vizient
6.250%, 05/15/27 (A)	15,000	15,488

Wabash National
5.500%, 10/01/25 (A)	10,000	9,500

Weight Watchers International
8.625%, 12/01/25 (A)	5,000	4,350

WESCO Distribution
5.375%, 12/15/21	5,000	5,050

WMG Acquisition
5.500%, 04/15/26 (A)	5,000	5,113

Wolverine World Wide
5.000%, 09/01/26 (A)	15,000	14,625

XPO Logistics
6.500%, 06/15/22 (A)	8,000	8,180

		539,487

CONSUMER STAPLES — 2.6%

Clearwater Seafoods
6.875%, 05/01/25 (A)	10,000	9,900

Kronos Acquisition Holdings
9.000%, 08/15/23 (A)	15,000	13,388

Lamb Weston Holdings
4.875%, 11/01/26 (A)	10,000	10,150

Post Holdings
5.625%, 01/15/28 (A)	10,000	10,109

Spectrum Brands
5.750%, 07/15/25	5,000	5,114

		48,661

ENERGY — 7.7%

Antero Resources
5.375%, 11/01/21	10,000	10,075

Archrock Partners
6.000%, 10/01/22	10,000	10,075

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued

Ascent Resources Utica Holdings
7.000%, 11/01/26 (A)	$5,000	$4,875

Blue Racer Midstream
6.125%, 11/15/22 (A)	15,000	15,150

California Resources
8.000%, 12/15/22 (A)	5,000	3,800

Cheniere Energy Partners
5.250%, 10/01/25	10,000	10,200

Chesapeake Energy
7.000%, 10/01/24	10,000	9,884

Crestwood Midstream Partners
6.250%, 04/01/23	5,000	5,125
5.625%, 05/01/27 (A)	5,000	4,981

DCP Midstream Operating
5.375%, 07/15/25	10,000	10,512

Diamondback Energy
4.750%, 11/01/24 (A)	5,000	5,106

Ensco Rowan
7.750%, 02/01/26	5,000	4,325

Exterran Energy Solutions
8.125%, 05/01/25	5,000	5,175

Hess Infrastructure Partners
5.625%, 02/15/26 (A)	10,000	10,225

Hilcorp Energy I
5.000%, 12/01/24 (A)	5,000	4,962

Range Resources
4.875%, 05/15/25	10,000	9,213

SESI
7.125%, 12/15/21	5,000	4,250

Transocean
7.500%, 01/15/26 (A)	13,000	12,805

		140,738

FINANCIALS — 6.8%

Alliant Holdings Intermediate
8.250%, 08/01/23 (A)	5,000	5,137

Antero Midstream Partners
5.750%, 03/01/27 (A)	10,000	10,200

FirstCash
5.375%, 06/01/24 (A)	10,000	10,225

HUB International
7.000%, 05/01/26 (A)	20,000	20,175

Ladder Capital Finance Holdings LLLP
5.250%, 10/01/25 (A)	5,000	4,981

Liberty Mutual Group
7.800%, 03/15/37 (A)	10,000	11,950

LPL Holdings
5.750%, 09/15/25 (A)	5,000	5,088

Nationstar Mortgage
6.500%, 07/01/21	10,000	10,013

NFP
6.875%, 07/15/25 (A)	5,000	4,913

Oxford Finance
6.375%, 12/15/22 (A)	5,000	5,163

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued

Solera
10.500%, 03/01/24 (A)	$20,000	$21,700

Springleaf Finance
7.125%, 03/15/26	10,000	10,738

Sunoco
6.000%, 04/15/27 (A)	5,000	5,188

		125,471

HEALTH CARE — 8.8%

Acadia Healthcare
6.500%, 03/01/24	10,000	10,350

AHP Health Partners
9.750%, 07/15/26 (A)	10,000	10,837

Bausch Health Americas
9.250%, 04/01/26 (A)	30,000	33,375

Catalent Pharma Solutions
4.875%, 01/15/26 (A)	5,000	5,012

Charles River Laboratories International
5.500%, 04/01/26 (A)	10,000	10,462

Encompass Health
5.125%, 03/15/23	10,000	10,113

HCA
7.500%, 02/15/22	10,000	11,000
5.875%, 05/01/23	5,000	5,363

Hill-Rom Holdings
5.000%, 02/15/25 (A)	10,000	10,175

Hologic
4.375%, 10/15/25 (A)	10,000	9,906

Kinetic Concepts
12.500%, 11/01/21 (A)	5,000	5,412
7.875%, 02/15/21 (A)	9,000	9,189

Polaris Intermediate
8.500% cash/0% PIK, 12/01/22 (A)	10,000	9,950

Teleflex
5.250%, 06/15/24	5,000	5,125

Tenet Healthcare
4.625%, 07/15/24	5,000	5,014

Vizient
10.375%, 03/01/24 (A)	10,000	10,786

		162,069

INDUSTRIALS — 9.1%

BCD Acquisition
9.625%, 09/15/23 (A)	10,000	10,625

Bombardier
7.500%, 03/15/25 (A)	10,000	10,037

Brand Industrial Services
8.500%, 07/15/25 (A)	25,000	23,500

Cleaver-Brooks
7.875%, 03/01/23 (A)	10,000	9,775

Cloud Crane
10.125%, 08/01/24 (A)	10,000	10,750

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INDUSTRIALS — continued

CPG Merger Sub
8.000%, 10/01/21 (A)	$25,000	$25,500

FXI Holdings
7.875%, 11/01/24 (A)	10,000	9,425

Gates Global
6.000%, 07/15/22 (A)	15,000	15,000

GFL Environmental
8.500%, 05/01/27 (A)	5,000	5,209
5.625%, 05/01/22 (A)	10,000	9,925

Intertape Polymer Group
7.000%, 10/15/26 (A)	5,000	5,113

JB Poindexter
7.125%, 04/15/26 (A)	7,000	7,140

Novelis
5.875%, 09/30/26 (A)	5,000	5,081

W/S Packaging Holdings
9.000%, 04/15/23 (A)	5,000	5,413

Williams Scotsman International
7.875%, 12/15/22 (A)	15,000	15,713

		168,206

INFORMATION TECHNOLOGY — 9.3%

ACI Worldwide
5.750%, 08/15/26 (A)	10,000	10,337

Amkor Technology
6.625%, 09/15/27 (A)	5,000	5,095

Anixter
6.000%, 12/01/25 (A)	5,000	5,312

Ascend Learning
6.875%, 08/01/25 (A)	10,000	10,143

Change Healthcare Holdings
5.750%, 03/01/25 (A)	10,000	9,912

CommScope
8.250%, 03/01/27 (A)	10,000	10,800

Entegris
4.625%, 02/10/26 (A)	5,000	5,000

Exela Intermediate
10.000%, 07/15/23 (A)	10,000	10,084

Genesys Telecommunications Laboratories
10.000%, 11/30/24 (A)	17,000	18,612

GTT Communications
7.875%, 12/31/24 (A)	13,000	12,252

Nuance Communications
5.625%, 12/15/26	6,000	6,128

RP Crown Parent
7.375%, 10/15/24 (A)	5,000	5,206

SS&C Technologies
5.500%, 09/30/27 (A)	5,000	5,128

Unisys
10.750%, 04/15/22 (A)	25,000	27,688

WEX
4.750%, 02/01/23 (A)	20,000	20,075

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — continued

Xerox
4.125%, 03/15/23	$10,000	$9,903

		171,675

MATERIALS — 8.4%

Allegheny Technologies
7.875%, 08/15/23	20,000	21,644

Aruba Investments
8.750%, 02/15/23 (A)	15,000	15,075

Ball
4.875%, 03/15/26	15,000	15,544

BWAY Holding
7.250%, 04/15/25 (A)	5,000	4,869

Compass Minerals International
4.875%, 07/15/24 (A)	5,000	4,713

First Quantum Minerals
7.000%, 02/15/21 (A)	4,000	4,072

Joseph T Ryerson & Son
11.000%, 05/15/22 (A)	5,000	5,300

Koppers
6.000%, 02/15/25 (A)	10,000	9,678

Kraton Polymers
7.000%, 04/15/25 (A)	25,000	25,836

Mercer International
5.500%, 01/15/26	5,000	4,937

Neon Holdings
10.125%, 04/01/26 (A)	5,000	5,150

Northwest Acquisitions ULC
7.125%, 11/01/22 (A)	5,000	4,200

TMS International
7.250%, 08/15/25 (A)	20,000	19,600

Trinseo Materials Operating SCA
5.375%, 09/01/25 (A)	5,000	4,863

Tronox
6.500%, 04/15/26 (A)	5,000	5,044

Tronox Finance
5.750%, 10/01/25 (A)	5,000	4,881

		155,406

REAL ESTATE — 3.3%

ESH Hospitality
5.250%, 05/01/25 (A)	10,000	10,038

Iron Mountain
5.250%, 03/15/28 (A)	5,000	4,925

Kennedy-Wilson
5.875%, 04/01/24	20,000	20,200

Outfront Media Capital
5.250%, 02/15/22	20,000	20,250

RHP Hotel Properties
5.000%, 04/15/23	5,000	5,087

		60,500

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

UTILITIES — 0.6%

NRG Energy
6.625%, 01/15/27	$5,000	$5,350

Vistra Energy
7.625%, 11/01/24	5,000	5,271

		10,621

Total Corporate Obligations (Cost $1,736,197)		1,747,872

COMMON STOCK — 0.9%

	Shares

FINANCIALS — 0.3%
CIT Group	95	5,061

INDUSTRIALS — 0.6%
Covanta Holding	250	4,517
WESCO International *	100	5,724

		10,241

Total Common Stock (Cost $14,790)		15,302

Total Investments — 95.8% (Cost $1,750,987)		$1,763,174

Percentages are based upon Net Assets of $1,841,277.

*	Non-income producing security.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2019 was $1,223,703 and represents 66.5% of Net Assets.

Cl — Class

LLLP — Limited Liability Limited Partnership

PIK — Payment-in-Kind

ULC — Unlimited Liability Corporation

The following is a summary of the inputs used as of April 30, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$1,747,872	$—	$1,747,872
Common Stock	15,302	—	—	15,302

Total Investments in Securities	$15,302	$1,747,872	$—	$1,763,174

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†
	Long	Short	Net
Convertible Bonds	92.0%	0.0%	92.0%
Short-Term Investment	10.6	0.0	10.6
Financial Services	0.0	(0.6)	(0.6)
Information Technology	0.0	(0.9)	(0.9)
Health Care	0.0	(1.2)	(1.2)
Total Investments			99.9
Other Assets and Liabilities, Net			0.1
			100.0%

† Percentages are based on total investments. Purchased options are excluded.

SCHEDULE OF INVESTMENTS CONVERTIBLE BONDS —83.9%

	Face Amount		Value

BELGIUM — 0.9%
Bekaert
5.019%, 06/09/21 (A)	EUR	300,000	$313,096

CANADA — 0.3%
Tilray
5.000%, 10/01/23 (B)		$110,000	91,438

CHINA — 11.6%
Bilibili
1.375%, 04/01/26 (B)		70,000	69,012
China Conch Venture Holdings International
0.523%, 09/05/23 (A)	HKD	6,000,000	770,555
China Evergrande Group
4.250%, 02/14/23		3,000,000	367,556
China Mengniu Dairy
0.811%, 06/05/22 (A)		$800,000	785,655
Harvest International
1.430%, 11/21/22 (A)	HKD	4,000,000	515,991
Shui On Development Holding
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+8.809%, 12/04/67		$500,000	505,486
Zhejiang Expressway
0.513%, 04/21/22 (A)	EUR	300,000	333,844
Zhongsheng Group Holdings
1.659%, 05/23/23 (A)	HKD	4,000,000	515,538

			3,863,637

GERMANY — 0.6%
Consus Real Estate
4.000%, 11/29/22		200,000	196,281

HONG KONG — 8.1%
Bagan Capital
1.186%, 09/23/21 (A)		$600,000	594,900
China Overseas Finance Investment Cayman V
0.000%, 01/05/23 (A)		1,000,000	1,092,043
Haitong International Securities Group
1.183%, 10/25/21 (A)	HKD	2,000,000	253,588
PB Issuer No. 4
3.250%, 07/03/21		$500,000	496,875

CONVERTIBLE BONDS — continued

	Face Amount		Value
Shine Power International
0.559%, 07/28/19 (A)	HKD	2,000,000	$254,010

			2,691,416

JAPAN † — 6.8%
Gunma Bank
4.315%, 10/11/19 (A)	$	500,000	482,235
LIXIL Group
1.678%, 03/04/20 (A)	JPY	50,000,000	437,632
Shiga Bank
4.345%, 06/23/20 (A)	$	400,000	377,851
Yamaguchi Financial Group
2.110%, VAR ICE LIBOR USD 3 Month+-0.500%, 03/26/20		1,000,000	959,004

			2,256,722

MALAYSIA — 2.0%
Top Glove Labuan
2.000%, 03/01/24		680,000	681,577

MEXICO — 3.6%
Cemex
3.720%, 03/15/20		1,200,000	1,193,936

NORWAY — 2.3%
Telenor East Holding II MTN
0.250%, 09/20/19		800,000	788,984

SINGAPORE — 3.2%
CapitaLand
1.850%, 06/19/20	SGD	1,250,000	902,967
OUE
1.500%, 04/13/23		250,000	177,718

			1,080,685

SOUTH AFRICA — 1.1%
Brait
2.750%, 09/18/20	GBP	300,000	360,491

SPAIN — 1.0%
Sacyr
4.000%, 05/08/19	EUR	300,000	333,440

UNITED ARAB EMIRATES — 4.7%
Aabar Investments PJSC MTN
0.500%, 03/27/20		400,000	430,817
DP World
1.750%, 06/19/24	$	800,000	792,700
NMC Health Jersey
1.875%, 04/30/25		400,000	344,760

			1,568,277

UNITED STATES — 37.7%
Accelerate Diagnostics
2.500%, 03/15/23		300,000	236,350
Allscripts Healthcare Solutions
1.250%, 07/01/20 (C)		270,000	265,149
Clovis Oncology
2.500%, 09/15/21		1,000,000	890,500
Colony Capital
3.875%, 01/15/21		650,000	619,970
Electronics For Imaging
0.750%, 09/01/19		475,000	470,228
Encore Capital Group
3.000%, 07/01/20		800,000	766,946

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND APRIL 30, 2019 (Unaudited)

CONVERTIBLE BONDS — continued
	Face Amount	Value

EZCORP 2.125%, 06/15/19 (C)	$320,000	$319,023

Gogo 3.750%, 03/01/20	450,000	448,875

Hercules Capital 4.375%, 02/01/22	120,000	119,259

j2 Global 3.250%, 06/15/29 (C)	250,000	339,219

NextEra Energy Partners 1.500%, 09/15/20 (B)	1,000,000	994,276

NII Holdings 4.250%, 08/15/23 (B)	600,000	583,500

PennyMac 5.375%, 05/01/20	500,000	500,039

PRA Group 3.000%, 08/01/20	500,000	477,578

RWT Holdings 5.625%, 11/15/19	350,000	352,153

SolarCity 1.625%, 11/01/19	1,600,000	1,552,452

Spirit Realty Capital 3.750%, 05/15/21	800,000	806,003
2.875%, 05/15/19	600,000	598,102

SunPower 0.875%, 06/01/21	550,000	472,284

Teva Pharmaceutical Finance 0.250%, 02/01/26	600,000	555,737

Vector Group 1.750%, 04/15/20 (D)	500,000	503,093

Verastem 5.000%, 11/01/48	250,000	182,742

Wright Medical Group 1.625%, 06/15/23 (B)	470,000	510,490

		12,563,968

Total Convertible Bonds (Cost $27,822,742)		27,983,948

SHORT-TERM INVESTMENT — 9.7%

	Shares

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (E) (Cost $3,230,585)	3,230,585	3,230,585

Total Investments — 93.6% (Cost $31,053,327)		$31,214,533

SCHEDULE OF SECURITIES SOLD SHORT COMMON STOCK — (2.4)%

UNITED STATES — (2.4)%
Allscripts Healthcare Solutions*	(2,800)	(27,636)
Encore Capital Group *	(4,375)	(123,638)
j2 Global	(2,995)	(262,422)
PRA Group *	(1,900)	(53,428)
Verastem *	(9,600)	(20,448)

COMMON STOCK — continued
	Shares	Value

Wright Medical Group *	(10,900)	$(322,313)

Total Common Stock (Proceeds $824,024)		(809,885)

Total Securities Sold Short — (2.4)% (Proceeds $824,024)		$(809,885)

PURCHASED OPTIONS — 0.2%(F)

Total Purchased Options (Cost $259,278)		$82,945

WRITTEN OPTIONS — 0.0%(F)

Total Written Options (Premiums Received $80,508)		$(12,750)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND APRIL 30, 2019 (Unaudited)

A list of the over-the-counter option contracts held by the Fund at April 30, 2019, is as follows:

PURCHASED OPTIONS — 0.2%
	Contracts	Notional	Strike Price	Expiration Date	Value

Call Option

UNITED STATES — 0.0%
May 19 Calls on VIX*	600	$787,200	$20.00	05/18/19	$24,000

Put Options

UNITED STATES — 0.2%
June 19 Puts on NDX*	7	5,447,019	7,400.00	06/22/19	47,670
May 19 Puts on SPX*	55	16,202,065	2,690.00	05/18/19	11,275

Total Put Options					58,945

Total Purchased Options					$82,945

WRITTEN OPTIONS — 0.0%

	Contracts	Notional	Strike Price	Expiration Date	Value

Call Option

UNITED STATES — 0.0%
May 19 Calls on VIX*	$(600)	$(787,200)	$29.00	05/18/19	$(7,800)

Put Option

UNITED STATES — 0.0%
May 19 Puts on SPX*	(55)	(16,202,065)	2,550.00	05/18/19	(4,950)

Total Written Options					$(12,750)

A list of the open futures contracts held by the Fund at April 30, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

British Pound	(5)	Jun-2019	$(415,675)	$(408,406)	$7,269

Euro	(12)	Jun-2019	(1,706,108)	(1,689,975)	16,133

Japanese Yen	(4)	Mar-2020	(470,190)	(460,300)	9,890

			$(2,591,973)	$(2,558,681)	$33,292

A summary of the outstanding forward and foreign currency contracts held by the Fund at April 30, 2019 is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)

U.S. Bank	05/31/19	SGD	1,485,000	USD	1,092,426	$14

U.S. Bank	05/31/19	HKD	21,130,000	USD	2,695,359	498

						$512

For the period ended April 30, 2019, the average forward currency contracts to deliver and to receive were $(2,049,390) and $2,048,930, respectively.

A list of the open OTC swap agreements as of April 30, 2019 is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	Cardtronics	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	135,606	$(3,323)	$–	$(3,323)
Deutsche Bank	Cardtronics, 1%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	5,817	5,926	–	5,926
Deutsche Bank	Cowen, 3%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	(51,379)	17,733	–	17,733
Deutsche Bank	Cowen	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	337,142	(17,753)	–	(17,753)
Deutsche Bank	Dycom Industries	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	128,736	(2,352)	–	(2,352)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND APRIL 30, 2019 (Unaudited)

Total Return Swaps (continued)
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	Dycom Industries, 0.75%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	48,319	$6,045	$–	$6,045
Deutsche Bank	Exact Sciences, 0.38%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	(68,264)	23,398	–	23,398
Deutsche Bank	Exact Sciences	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	505,227	(19,450)	–	(19,450)
Deutsche Bank	Interdigital	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	129,514	5,668	–	5,668
Deutsche Bank	Interdigital, 1.50%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	(22,712)	(7,077)	–	(7,077)
Deutsche Bank	Jazz Investments	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	280,276	17,810	–	17,810
Deutsche Bank	Jazz Investments, 1.5%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	28,129	(15,291)	–	(15,291)
Deutsche Bank	Medicines Company	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	384,399	(50,154)	–	(50,154)
Deutsche Bank	Medicines Company, 2.5%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	(15,346)	54,152	–	54,152
Deutsche Bank	Microchip Technology	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	2,130,495	(90,342)	–	(90,342)
Deutsche Bank	Microchip Technology, 1.625%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	(893,830)	92,903	–	92,903
Deutsche Bank	Nuvasive	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	275,103	(15,224)	–	(15,224)
Deutsche Bank	Nuvasive, 2.25%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	(56,428)	17,996	–	17,996
Deutsche Bank	OPKI Health	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	108,856	5,333	–	5,333
Deutsche Bank	OPKI Health, 4.5%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	31,438	(9,838)	–	(9,838)
Deutsche Bank	PDL Biopharma	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	294,980	56,155	–	56,155
Deutsche Bank	PDL Biopharma, 2.75%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	(81,963)	(38,619)	–	(38,619)
Deutsche Bank	Pros Holdings Inc.	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	11/15/2019	USD	558,968	(68,500)	–	(68,500)
Deutsche Bank	Pros Holdings Inc., 0.06%	Fix Nominal	USD3M Reuters	Annually	11/15/2019	USD	(75,425)	88,746	–	88,746
Deutsche Bank	QGEN	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	1,254,510	48,408	–	48,408
Deutsche Bank	QGEN, 0.88%	Total Return Bond	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	(473,931)	(83,679)	–	(83,679)
Deutsche Bank	Sea Limited	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	941,039	(49,623)	–	(49,623)
Deutsche Bank	Sea Limited, 2.25%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	(397,983)	52,570	–	52,570
Deutsche Bank	Silicon Laboratories	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	347,809	(54,552)	–	(54,552)
Deutsche Bank	Silicon Laboratories, 1.375%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	(75,909)	60,781	–	60,781
Deutsche Bank	SYNA	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	76,272	(672)	–	(672)
Deutsche Bank	SYNA, 0.50%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	44,815	1,625	–	1,625
Deutsche Bank	Teladoc	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	477,270	(25,262)	–	(25,262)
Deutsche Bank	Teladoc, 1.38%	Fix Nominal	USD3M Reuters	Annually	05/15/2025	USD	(161,220)	34,066	–	34,066
Deutsche Bank	Teradyne, Inc.	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	11/28/2019	USD	1,087,937	(120,775)	–	(120,775)
Deutsche Bank	Teradyne, Inc., 1.25%	Fix Nominal	USD3M Reuters	Annually	11/28/2019	USD	(407,739)	105,671	–	105,671
Deutsche Bank	Weibo	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	229,840	526	–	526
Deutsche Bank	Weibo, 1.25%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	65,530	22,084	–	22,084
Deutsche Bank	Wright Medical Group	Total Return Stock	U.S. Overnight Bank Funding Rate	Annually	01/15/2020	USD	284,862	3,683	–	3,683
Deutsche Bank	Wright Medical Group, 1.625%	Fix Nominal	USD3M Reuters	Annually	01/15/2020	USD	(51,510)	(3,425)	–	(3,425)

								$45,368	$–	$45,368

Percentages are based upon Net Assets of $33,353,956.

*	Non-income producing security.
(A)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2019 was $2,248,716 and represents 6.7% of Net Assets.

(C)	All or portion of the shares have been committed as collateral for open short positions
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(E)	The rate reported is the 7-day effective yield as of April 30, 2019.
(F)	Refer to table below for details on Options Contracts.

Cl — Class

EUR — Euro

GBP — Great British Pounds

HKD — Hong Kong Dollar

ICE — Intercontinental Exchange

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

NDX — NASDAQ 100 Index

PJSC — Private Joint Stock Company

SGD — Singapore Dollar

SPX — S&P 500 Index

USD — U. S. Dollar

VAR — Variable Rate

VIX — CBOE Volatility Index

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND APRIL 30, 2019 (Unaudited)

The following is a summary of the inputs used as of April 30, 2019 when valuing the Fund’s investments:
Investments in Securities	Level 1	Level 2†	Level 3	Total
Convertible Bonds	$—	$27,983,948	$—	$27,983,948
Short-Term Investment	3,230,585	—	—	3,230,585

Total Investments in Securities	$3,230,585	$27,983,948	$—	$31,214,533

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(809,885)	$—	$—	(809,885)
Total Securities

Sold Short	$(809,885)	$—	$—	$(809,885)

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Purchased Options	$82,945	$–	$–	$82,945
Written Options	(12,750)	–	–	(12,750)
Futures Contracts*
Unrealized
Appreciation	33,292	–	–	33,292
Forwards Contracts*
Unrealized
Appreciation	–	512	–	512
OTC Swaps
Total Return Swaps*
Unrealized
Appreciation	–	721,279	–	721,279
Unrealized
Depreciation	–	(675,911)	–	(675,911)

Total Other Financial Instruments	$103,487	$45,880	$–	$149,367

† All Japanese securities were deemed temporarily illiquid due to extended holiday market closure. The total temporarily illiquid securities represent 6.8% of Net Assets. Total value of these securities is $2,256,722.

* Future, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC CONVERTIBLES FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CONVERTIBLE BONDS — 99.6%
		Face Amount	Value

ARGENTINA — 2.8%

MercadoLibre
2.000%, 08/15/28 (A)		$850,000	$1,097,563

CANADA — 2.7%

SSR Mining
2.500%, 04/01/39 (A)		850,000	816,048

Tilray
5.000%, 10/01/23 (A)		300,000	249,375

			1,065,423

CHINA — 11.0%

Bilibili
1.375%, 04/01/26 (A)		1,000,000	985,894

China Yangtze Power International BVI 1
0.000%, 11/09/21 (B)		1,000,000	1,091,264

iQIYI
3.750%, 12/01/23 (A)		800,000	916,397

Momo
1.250%, 07/01/25 (A)		800,000	748,500

Semiconductor Manufacturing International
0.000%, 07/07/22 (B)		500,000	539,550

			4,281,605

FRANCE — 2.3%

Airbus MTN
0.000%, 06/14/21 (B)	EUR	700,000	887,292

LUXEMBOURG — 2.0%

GOL Equity Finance
3.750%, 07/15/24 (A)		$910,000	796,033

NEW ZEALAND — 3.2%

Xero Investments
2.375%, 10/04/23		1,200,000	1,253,498

CONVERTIBLE BONDS — continued
	Face Amount	Value

SWITZERLAND — 1.4%

Glencore Funding MTN
1.015%, 03/27/25 (B)	$600,000	$554,700

UNITED STATES — 74.2%

Accelerate Diagnostics
2.500%, 03/15/23	40,000	31,513

Akamai Technologies
0.125%, 05/01/25 (A)	1,565,000	1,656,595

Atlassian
0.625%, 05/01/23 (A)	280,000	414,059

BioMarin Pharmaceutical
1.500%, 10/15/20	835,000	936,244

Carbonite
2.500%, 04/01/22	600,000	698,280

Cree
0.875%, 09/01/23 (A)	1,380,000	1,747,193

DocuSign
0.500%, 09/15/23 (A)	1,000,000	1,076,885

Exact Sciences
0.375%, 03/15/27	1,200,000	1,347,838

Extra Space Storage
3.125%, 10/01/35 (A)	400,000	466,840

Fortive
0.875%, 02/15/22 (A)	1,355,000	1,429,558

Horizon Pharma Investment
2.500%, 03/15/22	925,000	1,037,735

Illumina
0.500%, 06/15/21	420,000	574,350

j2 Global
3.250%, 06/15/29	900,000	1,221,188

KBR
2.500%, 11/01/23 (A)	600,000	654,370

Medicines Company
2.500%, 01/15/22	750,000	810,729

Microchip Technology
1.625%, 02/15/27	700,000	908,153

Palo Alto Networks
0.750%, 07/01/23 (A)	1,025,000	1,161,796

ServiceNow
0.000%, 06/01/22 (B)	350,000	708,308

Silicon Laboratories
1.375%, 03/01/22	720,000	916,351

Splunk
0.500%, 09/15/23 (A)	2,350,000	2,676,092

Square
0.500%, 05/15/23 (A)	1,100,000	1,313,367

Teladoc Health
1.375%, 05/15/25 (A)	850,000	1,122,763

Teradyne
1.250%, 12/15/23	275,000	450,770

Tesla
2.375%, 03/15/22	2,400,000	2,464,032

Twilio
0.250%, 06/01/23 (A)	200,000	400,480

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC CONVERTIBLES FUND APRIL 30, 2019 (Unaudited)

CONVERTIBLE BONDS — continued

	Face Amount	Value

Verastem
5.000%, 11/01/48	$75,000	$54,823

Viavi Solutions
1.750%, 06/01/23 (A)	1,050,000	1,213,911

Wright Medical Group
1.625%, 06/15/23 (A)	1,355,000	1,471,733

		28,965,956

Total Convertible Bonds (Cost $36,864,544)		38,902,070

SHORT-TERM INVESTMENT — 0.3%
	Shares

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (C) (Cost $110,358)	110,358	110,358

Total Investments — 99.9% (Cost $36,974,902)		$39,012,428

Percentages are based upon Net Assets of $39,047,938.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2019 was $22,415,452 and represents 57.4% of Net Assets.

(B)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(C)	The rate reported is the 7-day effective yield as of April 30, 2019.

Cl — Class

EUR - Euro

MTN — Medium Term Note

The following is a summary of the inputs used as of April 30, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$38,902,070	$—	$38,902,070

Short-Term Investment	110,358	—	—	110,358

Total Investments in Securities	$110,358	$38,902,070	$—	$39,012,428

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FLEXIBLE INCOME FUND APRIL 30, 2019 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
PREFERRED STOCK — 41.8%

	Shares	Value

COMMUNICATION SERVICES — 0.8%

GCI Liberty, 7.000%	1,015	$26,197

United States Cellular, 7.250%	100	2,631

		28,828

CONSUMER DISCRETIONARY — 1.5%

Brunswick, 6.375%	1,000	25,950

CAI International, 8.500% , VAR ICE LIBOR USD 3 Month+5.820%	375	9,510

CAI International, 8.500% , VAR ICE LIBOR USD 3 Month+5.687%	75	1,910

QVC, 6.375%	675	16,531

		53,901

CONSUMER STAPLES — 0.2%

CHS, 7.100% , VAR ICE LIBOR USD 3 Month+4.298%	200	5,250

ENERGY — 5.9%

DCP Midstream, 7.875% , VAR ICE LIBOR USD 3 Month+4.919%	685	16,954

Energy Transfer Operating, 7.625% , VAR ICE LIBOR USD 3 Month+4.738%	400	9,928

Energy Transfer Operating, 7.600% , VAR ICE LIBOR USD 3 Month+5.161%	250	6,218

Energy Transfer Operating, 7.375% , VAR ICE LIBOR USD 3 Month+4.530%	650	15,944

GasLog Partners, 8.625% , VAR ICE LIBOR USD 3 Month+6.310%	325	7,813

GasLog Partners, 8.500% , VAR ICE LIBOR USD 3 Month+5.317%	600	14,190

GasLog Partners, 8.200% , VAR ICE LIBOR USD 3 Month+5.839%	425	9,860

Global Partners, 9.750% , VAR ICE LIBOR USD 3 Month+6.774%	650	16,542

Hoegh LNG Partners, 8.750%	750	19,793

NGL Energy Partners, 9.625% , VAR ICE LIBOR USD 3 Month+7.384%	525	12,842

NGL Energy Partners, 9.000% , VAR ICE LIBOR USD 3 Month+7.213%	750	17,872

NuStar Logistics, 9.310% , VAR ICE LIBOR USD 3 Month+6.734%	1,000	25,270

PREFERRED STOCK — continued

	Shares	Value

ENERGY — continued

Teekay LNG Partners, 8.500% , VAR ICE LIBOR USD 3 Month+6.241%	1,350	$33,129

		206,355

FINANCIALS — 17.6%

Affiliated Managers Group, 5.875%	1,050	26,575

AGNC Investment, 6.875% , VAR ICE LIBOR USD 3 Month+4.332% ‡	1,275	32,092

Annaly Capital Management, 6.950% , VAR ICE LIBOR USD 3 Month+4.993% ‡	500	12,820

Annaly Capital Management, 6.500% , VAR ICE LIBOR USD 3 Month+4.172% ‡	1,070	26,354

Apollo Global Management, 6.375% (A)	50	1,258

B. Riley Financial, 7.500%	925	23,116

B. Riley Financial, 7.250%	419	10,291

Capstead Mortgage, 7.500% ‡	650	16,426

Carlyle Group, 5.875%	1,350	31,401

Cherry Hill Mortgage Investment, 8.250% , VAR ICE LIBOR USD 3 Month+5.631% ‡	925	23,514

Chimera Investment, 8.000% , VAR ICE LIBOR USD 3 Month+5.791% ‡	200	5,108

Chimera Investment, 8.000% , VAR ICE LIBOR USD 3 Month+5.379% *‡	825	21,417

Chimera Investment, 7.750% , VAR ICE LIBOR USD 3 Month+4.743% ‡	275	7,004

Citizens Financial Group, 6.350% , VAR ICE LIBOR USD 3 Month+3.642%	350	9,237

Compass Diversified Holdings, 7.875% , VAR ICE LIBOR USD 3 Month+4.985%	1,500	33,075

Dynex Capital, 7.625% ‡	675	16,254

Eagle Point Credit, 7.750%	225	5,899

Enstar Group, 7.000% , VAR ICE LIBOR USD 3 Month+4.015%	375	9,694

Enstar Group, 7.000%	625	16,162

Exantas Capital, 8.625% , VAR ICE LIBOR USD 3 Month+5.927% ‡	650	16,659

Fidus Investment, 6.000%	650	16,386

Global Indemnity, 7.750%	250	6,282

Hercules Capital, 6.250%	410	10,148

IBERIABANK, 6.100% , VAR ICE LIBOR USD 3 Month+3.859%	650	16,575

Invesco Mortgage Capital, 7.500% , VAR ICE LIBOR USD 3 Month+5.289% ‡	1,300	32,968

JPMorgan Chase, 6.000%	450	12,024

Ladenburg Thalmann Financial Services, 7.000%	400	9,700

Ladenburg Thalmann Financial Services, 6.500%	200	4,755

MFA Financial, 7.500% ‡	1,000	25,420

Oaktree Specialty Lending, 6.125%	775	19,592

Oxford Square Capital, 6.500%	156	3,984

PennyMac Mortgage Investment Trust, 8.125% , VAR ICE LIBOR USD 3 Month+5.831% ‡	471	12,091

Popular Capital Trust II, 6.125%	125	3,211

Priority Income Fund, 6.625%	900	22,689

Prospect Capital, 6.875%	375	9,469

Prospect Capital, 6.250%	1,000	25,310

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FLEXIBLE INCOME FUND APRIL 30, 2019 (Unaudited)

PREFERRED STOCK — continued

	Shares	Value

FINANCIALS — continued

Synovus Financial, 6.300% , VAR ICE LIBOR USD 3 Month+3.352%	675	$18,083

Two Harbors Investment, 7.250% , VAR ICE LIBOR USD 3 Month+5.011% ‡	710	17,551

Unum Group, 6.250%	186	4,857

		615,451

INDUSTRIALS — 2.5%

Air Lease, 6.150% , VAR ICE LIBOR USD 3 Month+3.650%	1,000	26,250

Seaspan, 8.000% , VAR ICE LIBOR USD 3 Month+5.008%	550	13,602

Seaspan, 7.125%	775	20,049

Triton International, 8.500%	1,000	26,700

		86,601

REAL ESTATE — 12.2%

ARMOUR Residential REIT, 7.875% ‡	700	17,591

Brookfield Property Partners, 6.500%	1,125	28,237

CorEnergy Infrastructure Trust, 7.375% ‡	975	24,687

Farmland Partners, 10.000%	1,400	33,292

Gladstone Commercial, 7.000% ‡	700	17,682

Global Medical REIT, 7.500% ‡	375	9,581

Global Net Lease, 7.250% ‡	800	20,480

Hersha Hospitality Trust, 6.500% ‡	1,450	34,075

Jernigan Capital, 7.000% ‡	800	20,160

Landmark Infrastructure Partners, 7.900%	650	16,283

Landmark Infrastructure Partners, 7.000% (B)	400	9,992

Monmouth Real Estate Investment, 6.125% ‡	1,350	32,697

QTS Realty Trust, 7.125% ‡	446	11,583

RLJ Lodging Trust, 1.950% *‡	1,275	32,321

Spirit Realty Capital, 6.000% ‡	1,376	33,478

Summit Hotel Properties, 6.450% ‡	400	10,064

Summit Hotel Properties, 6.250% ‡	725	17,211

UMH Properties, 8.000% ‡	92	2,402

UMH Properties, 6.750% ‡	1,350	33,804

UMH Properties, 6.375% ‡	875	21,088

		426,708

UTILITIES — 1.1%
Aqua America, 6.000%	675	36,842

Total Preferred Stock (Cost $1,410,144)		1,459,936

CORPORATE OBLIGATIONS —17.7%
	Face Amount

COMMUNICATION SERVICES — 0.5%

CenturyLink
7.600%, 09/15/39	$20,000	17,500

CONSUMER DISCRETIONARY — 5.9%

CSC Holdings
7.500%, 04/01/28 (C)	50,000	54,562

Entercom Media
7.250%, 11/01/24 (C)	50,000	51,750

Fortress Transportation &
Infrastructure Investors 6.500%, 10/01/25 (C)	25,000	25,625

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Nathan’s Famous
6.625%, 11/01/25 (C)	$25,000	$24,313

Six Flags Entertainment
5.500%, 04/15/27 (C)	25,000	25,525

Yum! Brands
6.875%, 11/15/37	25,000	25,750

		207,525

CONSUMER STAPLES — 0.6%

Energizer Holdings
5.500%, 06/15/25 (C)	20,000	20,212

ENERGY — 3.3%

DCP Midstream
7.375%, VAR ICE LIBOR USD 3 Month+5.148%, 06/15/67	25,000	24,625

Energy Transfer Operating
6.250%, VAR ICE LIBOR USD 3 Month+4.028%, 02/15/66	10,000	9,516

Global Partners
6.250%, 07/15/22	15,000	15,113

Plains All American Pipeline
6.125%, VAR ICE LIBOR USD 3 Month+4.110%, 11/15/22	20,000	19,150

SemGroup
5.625%, 11/15/23	25,000	23,750

Summit Midstream Partners
9.500%, VAR ICE LIBOR USD 3 Month+7.430%, 12/15/67	25,000	23,000

		115,154

FINANCIALS — 4.2%

Assurant
7.000%, VAR ICE LIBOR USD 3 Month+4.135%, 03/27/48	20,000	20,400

Brighthouse Financial
4.700%, 06/22/47	35,000	28,689

CIT Group
5.800%, VAR ICE LIBOR USD 3 Month+3.972%, 12/15/67	25,000	25,094

Citizens Financial Group
6.375%, VAR ICE LIBOR USD 3 Month+3.157%, 01/06/67	10,000	10,300
Compass Group Diversified Holdings 8.000%, 05/01/26 (C)	15,000	15,825

Kennedy-Wilson
5.875%, 04/01/24	35,000	35,350

Popular
6.125%, 09/14/23	10,000	10,400

		146,058

INDUSTRIALS — 0.9%

Covanta Holding
5.875%, 07/01/25	20,000	20,500

Icahn Enterprises
6.375%, 12/15/25	10,000	10,425

		30,925

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FLEXIBLE INCOME FUND APRIL 30, 2019 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INFORMATION TECHNOLOGY — 0.3%

Symantec
5.000%, 04/15/25 (C)	$10,000	$10,196

REAL ESTATE — 2.0%

CoreCivic
4.750%, 10/15/27	10,000	8,625
4.625%, 05/01/23	10,000	9,715

GEO Group
5.875%, 10/15/24	25,000	22,875
5.125%, 04/01/23	10,000	9,350

iStar
6.000%, 04/01/22	20,000	20,475

		71,040

Total Corporate Obligations (Cost $601,027)		618,610

EXCHANGE TRADED FUNDS — 12.5%
	Shares

UNITED STATES — 12.5%

Invesco Senior Loan ETF	7,025	161,364

iShares 7-10 Year Treasury Bond ETF	475	50,303

iShares iBoxx High Yield Corporate Bond ETF	1,350	117,369

iShares Preferred & Income Securities ETF	1,200	43,944

SPDR Bloomberg Barclays Short Term High Yield Bond ETF	2,350	64,296

Total Exchange Traded Funds (Cost $428,187)		437,276

COMMON STOCK — 12.3%

COMMUNICATIONS — 1.2%

AT&T	900	27,864

Zayo Group Holdings *	500	15,645

		43,509

CONSUMER DISCRETIONARY — 1.6%

Amazon.com *	20	38,530

Six Flags Entertainment	325	17,254

		55,784

ENERGY — 0.9%

Enviva Partners (A)	900	29,862

FINANCIALS — 4.6%

AGNC Investment ‡	1,825	32,467

Ares Capital	1,875	33,750

Bank of America	450	13,761

FS KKR Capital	5,300	33,549

Morgan Stanley	300	14,475

TCG BDC	2,250	33,660

		161,662

INFORMATION TECHNOLOGY — 1.2%

CACI International, Cl A *	90	17,545

Leidos Holdings	315	23,146

		40,691

COMMON STOCK — continued
	Shares	Value

REAL ESTATE — 1.8%

CatchMark Timber Trust, Cl A ‡	3,250	$32,500

Iron Mountain ‡	900	29,232

		61,732

UTILITIES — 1.0%

Atlantica Yield	1,650	33,809

Total Common Stock (Cost $403,178)		427,049

U.S. TREASURY OBLIGATIONS —9.3%
	Face Amount
U.S. Treasury Note

2.875%, 08/15/28	$25,000	25,782

1.500%, 11/30/19	200,000	198,891

1.250%, 08/31/19	100,000	99,570

Total U.S. Treasury Obligations (Cost $324,381)		324,243

CONVERTIBLE BOND —1.3%

CONSUMER DISCRETIONARY — 1.3%

Macquarie Infrastructure

2.000%, 10/01/23	50,000	43,876

Total Convertible Bond (Cost $44,148)		43,876

SHORT-TERM INVESTMENT — 4.3%
	Shares
SEI Daily Income Trust, Government Fund, Cl F, 2.240% (D) (Cost $150,717)	150,717	150,717

Total Investments — 99.2% (Cost $3,361,782)		$3,461,707

Percentages are based upon Net Assets of $3,490,865.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)

Security is a Master Limited Partnership. At April 30, 2019, such securities amounted to $31,121, or 0.9% of the net assets of the Fund (See Note 2). (B) Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2019 was $228,010 and represents 6.5% of Net Assets.

(D)	The rate reported is the 7-day effective yield as of April 30, 2019.

Cl — Class

ETF — Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

USD — U.S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FLEXIBLE INCOME FUND APRIL 30, 2019 (Unaudited)

The following is a summary of the inputs used as of April 30, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Preferred Stock	$362,295	$1,097,641	$—	$1,459,936
Corporate Obligations	—	618,610	—	618,610
Exchange Traded Funds	437,276	—	—	437,276
Common Stock	427,049	—	—	427,049
U.S. Treasury Obligations	—	324,243	—	324,243
Convertible Bond	—	43,876	—	43,876
Short-Term Investment	150,717	—	—	150,717

Total Investments in Securities	$1,377,337	$2,084,370	$—	$3,461,707

For the period ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2019 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Assets:
Investments, at Value (Cost $178,607,940, $3,858,354, $14,060,990 and $148,023,513, respectively)	$233,898,758	$4,984,596	$18,460,761	$181,214,403
Cash	–	2,858	–	–
Dividends and Interest Receivable	397,193	8,972	9,961	149,518
Receivable for Capital Shares Sold	30,961	–	–	64,622
Foreign Tax Reclaims Receivable	5,070	645	1,779	8,141
Receivable from Investment Adviser	–	2,926	–	–
Receivable for Investment Securities Sold	–	–	–	64,543,159
Prepaid Expenses	13,613	13,403	14,353	12,482

Total Assets	234,345,595	5,013,400	18,486,854	245,992,325

Liabilities:
Payable for Investment Securities Purchased	575,280	–	–	–
Payable due to Investment Adviser	98,587	–	3,634	115,189
Payable for Capital Shares Redeemed	51,905	2,617	33	53,454,385
Payable for Professional Fees	18,047	13,623	15,253	18,694
Payable due to Administrator	8,063	185	653	8,557
Payable for Custodian Fees	2,805	3,318	3,023	4,234
Payable for Distribution Fees — A Class Shares	2,738	–	–	–
Payable due to Trustees	2,512	76	224	2,824
Payable for Pricing Fees	1,545	376	263	1,916
Chief Compliance Officer Fees Payable	784	–	–	957
Payable for Shareholder Servicing Fees – Institutional Shares	–	–	–	66,336
Other Accrued Expenses	16,936	2,389	2,353	18,345

Total Liabilities	779,202	22,584	25,436	53,691,437

Net Assets	$233,566,393	$4,990,816	$18,461,418	$192,300,888

NET ASSETS CONSIST OF:

Paid-in Capital	$172,843,800	$3,213,632	$12,756,024	$143,297,395

Total Distributable Earnings	60,722,593	1,777,184	5,705,394	49,003,493

Net Assets	$233,566,393	$4,990,816	$18,461,418	$192,300,888

Institutional Shares

Net Assets	$219,306,914	$4,990,816	$18,461,418	$192,300,888

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	17,706,804	801,933	1,369,777	13,969,281

Net Asset Value, Offering and Redemption Price Per Share	$12.39	$6.22	$13.48	$13.77

A Class Shares

Net Assets	$14,259,479	N/A	N/A	N/A

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,146,621	N/A	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$12.44	N/A	N/A	N/A

Maximum Offering Price Per Share	$13.09	N/A	N/A	N/A

	($12.44/95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2019 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Assets:
Investments, at Value (Cost $345,095,494, $15,676,101, $1,491,327,804 and $1,548,196, respectively)	$393,366,024	$16,727,379	$1,792,178,057	$1,704,196
Foreign Currency, at Value (Cost $0, $0, $0 and $175,343, respectively)	–	–	–	173,627
Cash	–	7,552	6	–
Receivable for Investment Securities Sold	2,509,605	–	–	–
Receivable for Capital Shares Sold	890,569	1,712	1,292,571	–
Dividends and Interest Receivable	88,803	85,220	8,556,882	8,081
Receivable from Investment Adviser	–	–	–	4,078
Foreign Tax Reclaims Receivable	–	–	–	2,884
Prepaid Expenses	24,578	9,998	54,053	4,288

Total Assets	396,879,579	16,831,861	1,802,081,569	1,897,154

Liabilities:
Payable for Investment Securities Purchased	3,013,480	–	37,273,416	–
Payable due to Investment Adviser	235,323	5,676	1,133,039	–
Payable for Capital Shares Redeemed	177,992	24,814	3,362,279	3,101
Payable for Professional Fees	19,743	11,484	42,652	11,202
Payable due to Administrator	13,452	599	64,447	141
Payable for Shareholder Servicing Fees – Institutional Shares	5,231	–	–	1,117
Payable for Custodian Fees	4,647	584	29,158	2,994
Payable due to Trustees	4,002	188	23,281	29
Payable for Pricing Fees	2,416	132	17,002	914
Chief Compliance Officer Fees Payable	1,313	–	8,911	–
Payable for Distribution Fees — A Class Shares	–	–	15,806	–
Other Accrued Expenses	18,861	2,739	172,355	1,995

Total Liabilities	3,496,460	46,216	42,142,346	21,493

Net Assets	$393,383,119	$16,785,645	$1,759,939,223	$1,875,661

NET ASSETS CONSIST OF:
Paid-in Capital	$354,500,035	$24,003,026	$1,393,353,695	$1,780,976
Total Distributable Earnings/(Loss)	38,883,084	(7,217,381)	366,585,528	94,685

Net Assets	$393,383,119	$16,785,645	$1,759,939,223	$1,875,661

Institutional Shares
Net Assets	$393,383,119	$16,785,645	$1,689,181,923	$1,875,661
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	23,609,193	2,601,417	109,652,663	181,463

Net Asset Value, Offering and Redemption Price Per Share	$16.66	$6.45	$15.40	$10.34

A Class Shares
Net Assets	N/A	N/A	$70,757,300	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	4,596,834	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$15.39	N/A

Maximum Offering Price Per Share	N/A	N/A	$16.20	N/A

	N/A	N/A	($15.39/95.00%)	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2019 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund
Assets:
Investments, at Value (Cost $227,945,642, $63,856,163, $1,750,987 and $31,053,327, respectively)	$268,049,689	$63,844,179	$1,763,174	$31,214,533
Foreign Currency, at Value (Cost $157,891, $0, $0 and $0, respectively)	158,035	–	–	–
Purchased Options, at Value (Cost $0, $0, $0 and $259,278, respectively)	–	–	–	82,945
Swap Contracts, at Value (Cost $0, $0, $0 and $0, respectively)	–	–	–	721,279
Cash	–	694,053	84,626	3,750
Restricted Deposits held at Prime Broker	–	–	–	2,924,862
Dividends and Interest Receivable	396,871	1,034,731	29,512	145,410
Receivable for Capital Shares Sold	197,844	49,033	–	13,380
Foreign Tax Reclaims Receivable	75,979	–	5	–
Receivable from Investment Adviser	–	–	11,092	–
Receivable for Investment Securities Sold	–	–	10,113	–
Unrealized Appreciation on Forward Foreign Currency Contracts	–	–	–	512
Prepaid Expenses	20,674	12,852	17,875	26,524

Total Assets	268,899,092	65,634,848	1,916,397	35,133,195

Liabilities:
Securities Sold Short, at Value (Proceeds $0, $0, $0 and $824,024, respectively)	–	–	–	809,885
Written Options, at Value (Premiums Received $0, $0, $0 and $80,508, respectively)	–	–	–	12,750
Swap Contracts, at Value (Premiums Received $0, $0, $0 and $0, respectively)	–	–	–	675,911
Due to Custodian	2	–	–	–
Payable for Investment Securities Purchased	–	250,388	46,400	197,683
Payable due to Investment Adviser	212,124	25,499	–	15,059
Payable for Capital Shares Redeemed	79,001	83	41	44,603
Payable due to Administrator	18,441	2,299	64	2,287
Payable for Professional Fees	17,205	12,047	13,555	11,612
Payable due to Trustees	3,120	720	20	376
Payable for Pricing Fees	2,255	14,745	12,023	1,097
Payable for Distribution Fees — A Class Shares	1,220	352	–	–
Chief Compliance Officer Fees Payable	995	119	–	–
Payable for Custodian Fees	55,742	1,388	670	3,539
Payable for Shareholder Servicing Fees – Institutional Shares	–	–	–	151
Other Accrued Expenses	17,768	6,813	2,347	4,286

Total Liabilities	407,873	314,453	75,120	1,779,239

Net Assets	$268,491,219	$65,320,395	$1,841,277	$33,353,956

NET ASSETS CONSIST OF:
Paid-in Capital	$270,862,214	$80,809,215	$1,942,829	$33,422,276
Total Distributable Loss	(2,370,995)	(15,488,820)	(101,552)	(68,320)

Net Assets	$268,491,219	$65,320,395	$1,841,277	$33,353,956

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2019 (Unaudited)

	Westwood Emerging Markets Fund		Westwood Short Duration High Yield Fund		Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund
Institutional Shares
Net Assets	$268,035,429		$65,288,392		$624,890	$6,015,722
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	27,938,666		7,058,746		65,921	599,511

Net Asset Value, Offering and Redemption Price Per Share*	$9.59		$9.25		$9.48	$10.03

A Class Shares
Net Assets	$455,790		$32,003		N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	47,502		3,450		N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$9.60		$9.28		N/A	N/A

Maximum Offering Price Per Share	$10.11		$9.49		N/A	N/A

	($9.60/95.00%	)	($9.28/97.75%	)	N/A	N/A

Ultra Shares
Net Assets	N/A		N/A		$1,216,387	$27,338,234
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A		N/A		128,430	2,724,215

Net Asset Value, Offering and Redemption Price Per Share*	N/A		N/A		$9.47	$10.04

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Redemption price may vary depending upon the length of time shares are held for the Westwood Market Neutral Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2019 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Strategic Convertibles Fund	Westwood Flexible Income Fund
Assets:
Investments, at Value (Cost $36,974,902 and $3,361,782, respectively)	$ 39,012,428	$ 3,461,707
Foreign Currency, at Value (Cost $4,319 and $0, respectively)	4,319	–
Cash	–	620
Dividends and Interest Receivable	109,866	15,603
Receivable for Capital Shares Sold	16,410	5,657
Foreign Tax Reclaims Receivable	112	–
Receivable from Investment Adviser	–	8,551
Receivable for Investment Securities Sold	–	24,507
Deferred Offering Costs	–	45,498
Prepaid Expenses	14,040	528

Total Assets	39,157,175	3,562,671

Liabilities:
Payable for Investment Securities Purchased	–	63,797
Payable for Capital Shares Redeemed	56,241	–
Payable for Professional Fees	27,448	5,508
Payable due to Investment Adviser	15,331	–
Payable due to Administrator	2,657	116
Payable for Pricing Fees	1,122	1,795
Payable due to Trustees	379	48
Chief Compliance Officer Fees Payable	–	14
Payable for Custodian Fees	2,545	528
Other Accrued Expenses	3,514	–

Total Liabilities	109,237	71,806

Net Assets	$ 39,047,938	$ 3,490,865

NET ASSETS CONSIST OF:
Paid-in Capital	$ 36,666,991	$ 3,381,078
Total Distributable Earnings	2,380,947	109,787

Net Assets	$ 39,047,938	$ 3,490,865

Institutional Shares
Net Assets	$ 39,047,938	$ 3,490,865
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,548,320	332,776

Net Asset Value, Offering and Redemption Price Per Share*	$ 11.00	$ 10.49

Amounts designated as “—” are either $0 or have been rounded to $0.

* Redemption price may vary depending upon the length of time shares are held for the Westwood Strategic Global Convertibles Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2019 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Investment Income
Dividends	$ 2,706,745	$60,708	$136,879	$1,955,755
Interest	–	16,092	–	–
Less: Foreign Taxes Withheld	–	(339)	–	–

Total Investment Income	2,706,745	76,461	136,879	1,955,755

Expenses
Investment Advisory Fees	658,727	21,526	74,442	951,814
Administration Fees	45,771	1,279	4,134	52,808
Distribution Fees - A Class	16,656	–	–	–
Trustees’ Fees	4,782	143	435	5,620
Chief Compliance Officer Fees	1,065	86	146	1,207
Transfer Agent Fees	24,305	8,476	8,937	18,325
Professional Fees	19,525	13,190	12,855	20,799
Registration and Filing Fees	19,118	10,267	10,783	12,132
Printing Fees	10,533	280	872	11,664
Custodian Fees	5,615	2,885	2,279	13,683
Pricing Fees	2,359	833	372	3,017
Shareholder Servicing Fees – Institutional Shares	–	–	14,889	215,743
Other Expenses	8,727	575	1,711	10,528

Total Expenses	817,183	59,540	131,855	1,317,340

Less:
Waiver of Investment Advisory Fees	(86,764)	(21,526)	(51,411)	(200,760)
Reimbursement of Other Operating Expenses	–	(14,877)	–	–
Fees Paid Indirectly	(843)	(72)	(42)	(102)

Net Expenses	729,576	23,065	80,402	1,116,478

Net Investment Income	1,977,169	53,396	56,477	839,277

Net Realized Gain on Investments	5,073,937	599,255	1,289,358	16,048,644
Net Realized Gain on Purchased and Written Options	–	1,989	–	–
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,721,930	(150,818)	95,406	(8,327,395)

Net Realized and Unrealized Gain on Investments	11,795,867	450,426	1,384,764	7,721,249

Net Increase in Net Assets Resulting from Operations	$ 13,773,036	$503,822	$1,441,241	$8,560,526

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2019 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Investment Income
Dividends	$2,560,396	$262,720	$16,579,236	$18,790
Dividends from Master Limited Partnerships	–	347,567	–	–
Interest	–	–	13,002,764	15,194
Less: Foreign Taxes Withheld	–	(8,262)	–	(640)

Total Investment Income	2,560,396	602,025	29,582,000	33,344

Expenses
Investment Advisory Fees	1,454,179	68,373	7,881,160	9,010
Administration Fees	71,376	3,355	437,333	1,012
Trustees’ Fees	7,361	356	47,103	54
Chief Compliance Officer Fees	1,605	132	9,837	68
Distribution Fees - A Class	–	–	88,580	–
Shareholder Servicing Fees – Institutional Shares	222,401	–	–	240
Professional Fees	23,482	22,800	85,147	14,325
Transfer Agent Fees	21,779	8,757	134,526	8,300
Printing Fees	16,538	765	95,123	114
Registration and Filing Fees	15,543	9,549	34,767	7,499
Custodian Fees	12,206	1,392	52,588	5,656
Pricing Fees	3,505	265	24,638	912
Other Expenses	13,162	562	86,936	301

Total Expenses	1,863,137	116,306	8,977,738	47,491

Less:
Waiver of Investment Advisory Fees	(166,103)	(35,854)	–	(9,010)
Reimbursement of other operating expenses	–	–	–	(27,053)
Fees Paid Indirectly	(3,322)	(12)	(9,626)	(17)

Net Expenses	1,693,712	80,440	8,968,112	11,411

Net Investment Income	866,684	521,585	20,613,888	21,933

Net Realized Gain (Loss) on Investments	(3,592,308)	(466,671)	51,088,047	90,661
Net Realized Loss on Foreign Currency Transactions	–	–	–	(3,018)
Net Change in Unrealized Appreciation (Depreciation) on Investments	26,492,236	368,948	45,375,693	(8,875)
Net Change in Unrealized Appreciation on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	–	–	–	2,995

Net Realized and Unrealized Gain (Loss) on Investments	22,899,928	(97,723)	96,463,740	81,763

Net Increase in Net Assets Resulting from Operations	$23,766,612	$423,862	$117,077,628	$103,696

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2019 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Opportunistic High Yield Fund
Investment Income
Dividends	$ 3,198,049	$–	$173
Interest	–	1,731,699	61,263
Less: Foreign Taxes Withheld	(253,146)	–	–

Total Investment Income	2,944,903	1,731,699	61,436

Expenses
Investment Advisory Fees	1,236,872	225,015	5,273
Administration Fees	109,642	13,402	399
Trustees’ Fees	5,669	1,409	42
Chief Compliance Officer Fees	1,246	356	65
Distribution Fees - A Class	536	39	–
Custodian Fees	109,563	2,431	1,155
Transfer Agent Fees	25,584	18,800	16,481
Professional Fees	21,730	16,398	13,035
Registration and Filing Fees	19,610	15,788	17,140
Printing Fees	12,045	3,283	96
Pricing Fees	3,900	30,668	24,003
Shareholder Servicing Fees – Institutional Shares	–	–	348
Other Expenses	11,863	2,775	320

Total Expenses	1,558,260	330,364	78,357

Less:
Advisory Waiver Recapture	4,817	–	–
Waiver of Investment Advisory Fees	–	(73,005)	(5,273)
Reimbursement of other operating expenses	–	–	(66,962)
Fees Paid Indirectly	(127)	(180)	(19)

Net Expenses	1,562,950	257,179	6,103

Net Investment Income	1,381,953	1,474,520	55,333

Net Realized Gain (Loss) on Investments	457,908	(253,188)	(45,448)
Net Realized Loss on Foreign Currency Transactions	(336,934)	–	–
Net Change in Unrealized Appreciation on Investments	32,944,517	1,145,537	66,081
Net Change in Unrealized Depreciation on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	(292)	–	–

Net Realized and Unrealized Gain on Investments	33,065,199	892,349	20,633

Net Increase in Net Assets Resulting from Operations	$ 34,447,152	$2,366,869	$75,966

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2019 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund	Westwood Flexible Income Fund*
Investment Income
Dividends	$14,145	$5,797	$26,987
Interest	551,312	257,747	12,649

Total Investment Income	565,457	263,544	39,636

Expenses
Investment Advisory Fees	139,339	121,125	5,740
Administration Fees	13,806	13,577	358
Trustees’ Fees	703	759	60
Chief Compliance Officer Fees	207	237	14
Registration and Filing Fees	17,585	9,000	36
Transfer Agent Fees	17,506	8,723	7,112
Professional Fees	15,330	20,616	11,968
Custodian Fees	7,314	5,853	976
Pricing Fees	4,480	2,327	1,939
Shareholder Servicing Fees – Institutional Shares	1,527	–	–
Printing Fees	1,522	1,931	830
Offering Costs	–	–	20,433
Dividend Expense	9,742	–	–
Other Expenses	1,591	1,337	188

Total Expenses	230,652	185,485	49,654

Less:
Waiver of Investment Advisory Fees	(47,235)	(48,229)	(5,740)
Reimbursement of other operating expenses	–	–	(37,339)
Fees Paid Indirectly	(25)	(12)	(3)

Net Expenses	183,392	137,244	6,572

Net Investment Income	382,065	126,300	33,064

Net Realized Gain on Investments	501,247	384,886	8,395
Net Realized Loss on Securities Sold Short	(155,158)	–	–
Net Realized Gain on Futures	144,668	–	–
Net Realized Loss on Purchased and Written Options	(31,802)	–	–
Net Realized Loss on Foreign Currency Transactions	(59,396)	(27,678)	–
Net Realized Gain on Forward Foreign Currency Contracts	12,604	–	–
Net Realized Gain on Swap Contracts	51,875	–	–
Net Change in Unrealized Appreciation on Investments	571,278	2,176,749	99,925
Net Change in Unrealized Depreciation on Securities Sold Short	(209,793)	–	–
Net Change in Unrealized Depreciation on Futures	(103,774)	–	–
Net Change in Unrealized Depreciation on Purchased and Written Options	(78,274)	–	–
Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts	(1,674)	–	–
Net Change in Unrealized Appreciation on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	13,229	114	–
Net Change in Unrealized Appreciation on Swap Contracts	45,368	–	–

Net Realized and Unrealized Gain on Investments	700,398	2,534,071	108,320

Net Increase in Net Assets Resulting from Operations	$1,082,463	$2,660,371	$141,384

* Commenced operations December 19, 2018.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood Low Volatility Equity Fund
	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net Investment Income	$1,977,169	$3,247,342	$53,396	$368,486
Net Realized Gain (Loss) on Investments	5,073,937	21,618,565	601,244	6,583,136
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,721,930	(11,567,836)	(150,818)	(5,303,195)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,773,036	13,298,071	503,822	1,648,427

Distributions:
Institutional Shares	(21,861,830)	(13,216,774)	(2,638,055)	(6,644,356)
A Class Shares	(1,368,637)	(123,352)	–	–

Total Distributions	(23,230,467)	(13,340,126)	(2,638,055)	(6,644,356)

Capital Share Transactions:
Institutional Shares:
Issued	12,437,400	30,909,050	870,521	261,272
Reinvestment of Dividends	18,614,193	12,579,367	2,629,355	6,543,496
Redeemed	(15,976,013)	(35,889,273)	(4,178,103)	(38,783,277)

Increase/Decrease from Institutional Capital Share Transactions	15,075,580	7,599,144	(678,227)	(31,978,509)

A Class Shares:
Issued	1,419,023	13,225,928	N/A	N/A
Reinvestment of Dividends	1,368,637	123,346	N/A	N/A
Redeemed	(1,197,253)	(2,177,522)	N/A	N/A

Increase from A Class Capital Share Transactions	1,590,407	11,171,752	N/A	N/A

Net Increase/Decrease in Net Assets from Capital Share Transactions	16,665,987	18,770,896	(678,227)	(31,978,509)

Total Increase (Decrease) in Net Assets	7,208,556	18,728,841	(2,812,460)	(36,974,438)

Net Assets:
Beginning of Period	226,357,837	207,628,996	7,803,276	44,777,714

End of Period	$233,566,393	$226,357,837	$4,990,816	$7,803,276

Shares Issued and Redeemed:
Institutional Shares:
Issued	1,042,055	2,349,853	160,762	24,016
Reinvestment of Dividends	1,700,314	959,584	464,952	613,709
Redeemed	(1,339,572)	(2,698,446)	(569,658)	(3,641,481)

Total Institutional Transactions	1,402,797	610,991	56,056	(3,003,756)

A Class Shares:
Issued	117,539	1,003,527	N/A	N/A
Reinvestment of Dividends	124,601	9,376	N/A	N/A
Redeemed	(100,406)	(158,912)	N/A	N/A

Total A Class Transactions	141,734	853,991	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	1,544,531	1,464,982	56,056	(3,003,756)

N/A – Not applicable

Amounts designated as “—” are $0 or rounded to $0.

(A) Includes realized gains due to in-kind redemptions.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund	Westwood SMidCap Fund	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund
Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

$56,477	$686,298	$839,277	$1,660,138	$866,684	$1,823,020	$521,585	$279,234
1,289,358	32,497,087	(A)	16,048,644	34,140,939	(3,592,308)	17,485,249	(466,671)	105,437
95,406	(29,321,908)	(8,327,395)	(36,042,023)	26,492,236	(32,309,096)	368,948	(857,842)

1,441,241	3,861,477	8,560,526	(240,946)	23,766,612	(13,000,827)	423,862	(473,171)

(928,220)	(4,261,577)	(35,389,903)	(37,061,286)	(20,230,019)	(15,883,688)	(516,304)	(464,424)
–	–	–	–	–	–	–	–

(928,220)	(4,261,577)	(35,389,903)	(37,061,286)	(20,230,019)	(15,883,688)	(516,304)	(464,424)

1,314,155	31,309,635	17,372,512	68,398,767	79,788,859	188,176,063	2,388,758	8,800,813
917,612	4,219,711	35,272,604	36,117,963	18,707,572	14,943,674	516,304	464,424
(6,685,533)	(170,609,102)	(148,655,239)	(98,986,910)	(50,363,273)	(66,842,824)	(2,013,827)	(6,915,301)

(4,453,766)	(135,079,756)	(96,010,123)	5,529,820	48,133,158	136,276,913	891,235	2,349,936

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(4,453,766)	(135,079,756)	(96,010,123)	5,529,820	48,133,158	136,276,913	891,235	2,349,936

(3,940,745)	(135,479,856)	(122,839,500)	(31,772,412)	51,669,751	107,392,398	798,793	1,412,341

22,402,163	157,882,019	315,140,388	346,912,800	341,713,368	234,320,970	15,986,852	14,574,511

$18,461,418	$22,402,163	$192,300,888	$315,140,388	$393,383,119	$341,713,368	$16,785,645	$15,986,852

105,181	1,980,219	1,249,907	4,188,043	5,148,606	10,510,157	382,307	1,260,672
81,643	295,583	3,035,960	2,287,194	1,363,526	858,339	90,785	67,369
(528,105)	(10,635,759)	(10,642,668)	(6,045,789)	(3,289,613)	(3,721,682)	(320,939)	(966,452)

(341,281)	(8,359,957)	(6,356,801)	429,448	3,222,519	7,646,814	152,153	361,589

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(341,281)	(8,359,957)	(6,356,801)	429,448	3,222,519	7,646,814	152,153	361,589

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income Opportunity Fund		Westwood Worldwide Income Opportunity Fund

	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net Investment Income	$20,613,888	$48,557,289	$21,933	$62,054
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	51,088,047	102,862,984	87,643	263,125
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	45,375,693	(118,573,025)	(5,880)	(273,191)

Net Increase (Decrease) in Net Assets Resulting from Operations	117,077,628	32,847,248	103,696	51,988

Distributions:
Institutional Shares	(112,680,484)	(95,755,052)	(32,319)	(56,172)
A Class Shares	(3,702,108)	(3,090,671)	–	–
Ultra Shares	–	–	–	–
Return of Capital:
Institutional Shares	–	–	–	–
Ultra Shares	–	–	–	–

Total Distributions	(116,382,592)	(98,845,723)	(32,319)	(56,172)

Capital Share Transactions:
Institutional Shares:
Issued	108,128,770	451,160,890	48,675	110,484
Reinvestment of Dividends	105,217,926	90,097,743	32,319	56,172
Redeemed	(933,099,881)	(653,334,889)	(1,003,184)	(2,296,647)

Increase/Decrease from Institutional Capital Share Transactions	(719,753,185)	(112,076,256)	(922,190)	(2,129,991)

A Class Shares:
Issued	7,575,710	15,503,883	N/A	N/A
Reinvestment of Dividends	3,490,414	2,940,484	N/A	N/A
Redeemed	(15,273,462)	(40,946,164)	N/A	N/A

Increase/Decrease from A Class Capital Share Transactions	(4,207,338)	(22,501,797)	N/A	N/A

Ultra Shares:
Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends	N/A	N/A	N/A	N/A
Redeemed	N/A	N/A	N/A	N/A

Increase/Decrease from Ultra Capital Share Transactions	N/A	N/A	N/A	N/A

Net Increase/Decrease in Net Assets from Capital Share Transactions	(723,960,523)	(134,578,053)	(922,190)	(2,129,991)

Total Increase (Decrease) in Net Assets	(723,265,487)	(200,576,528)	(850,813)	(2,134,175)

Net Assets:
Beginning of Period	2,483,204,710	2,683,781,238	2,726,474	4,860,649

End of Period	$1,759,939,223	$2,483,204,710	$1,875,661	$2,726,474

Shares Issued and Redeemed:
Institutional Shares:
Issued	7,316,066	28,621,259	4,798	10,639
Reinvestment of Dividends	7,429,417	5,746,786	3,293	5,463
Redeemed	(62,371,373)	(41,510,250)	(98,011)	(220,934)

Total Institutional Transactions	(47,625,890)	(7,142,205)	(89,920)	(204,832)

A Class Shares:
Issued	512,939	984,788	N/A	N/A
Reinvestment of Dividends	246,656	187,645	N/A	N/A
Redeemed	(1,031,849)	(2,604,806)	N/A	N/A

Total A Class Transactions	(272,254)	(1,432,373)	N/A	N/A

Ultra Shares:
Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends	N/A	N/A	N/A	N/A
Redeemed	N/A	N/A	N/A	N/A

Total Ultra Transactions	N/A	N/A	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(47,898,144)	(8,574,578)	(89,920)	(204,832)

N/A – Not applicable

Amounts designated as “—” are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Emerging Markets Fund		Westwood Short Duration High Yield Fund		Westwood Opportunistic High Yield Fund		Westwood Market Neutral Income Fund
Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

$1,381,953	$4,716,828	$1,474,520	$3,186,831	$55,333	$124,192	$382,065	$605,225

120,974	1,992,788	(253,188)	(113,405)	(45,448)	12,271	464,038	(725,886)

32,944,225	(43,470,928)	1,145,537	(1,756,381)	66,081	(134,116)	236,360	(190,239)

34,447,152	(36,761,312)	2,366,869	1,317,045	75,966	2,347	1,082,463	(310,900)

(4,430,195)	(2,587,593)	(1,478,121)	(3,175,940)	(22,103)	(44,985)	(67,351)	(105,815)
(6,217)	(2,806)	(670)	(8,440)	–	–	–	–

–	–	–	–	(35,758)	(83,064)	(299,165)	(434,568)

–	–	–	–	–	–	–	(19,358)
–	–	–	–	–	–	–	(77,842)

(4,436,412)	(2,590,399)	(1,478,791)	(3,184,380)	(57,861)	(128,049)	(366,516)	(637,583)

37,040,709	49,176,869	10,904,956	11,330,464	17,793	445,063	565,225	1,119,801
2,774,430	2,488,638	805,087	2,023,702	22,103	44,984	67,351	125,172
(71,286,600)	(92,446,230)	(12,235,317)	(24,163,722)	(312,022)	(91,536)	(943,929)	(2,330,304)

(31,471,461)	(40,780,723)	(525,274)	(10,809,556)	(272,126)	398,511	(311,353)	(1,085,331)

–	773,599	–	21,034	N/A	N/A	N/A	N/A
6,217	2,806	670	3,609	N/A	N/A	N/A	N/A
(17,229)	(855,053)	–	(582,108)	N/A	N/A	N/A	N/A

(11,012)	(78,648)	670	(557,465)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	27,076	44,714	2,488,500	8,914,148
N/A	N/A	N/A	N/A	35,758	83,063	299,165	512,411
N/A	N/A	N/A	N/A	(122,171)	(1,172,986)	(3,342,782)	(4,843,455)

N/A	N/A	N/A	N/A	(59,337)	(1,045,209)	(555,117)	4,583,104

(31,482,473)	(40,859,371)	(524,604)	(11,367,021)	(331,463)	(646,698)	(866,470)	3,497,773

(1,471,733)	(80,211,082)	363,474	(13,234,356)	(313,358)	(772,400)	(150,523)	2,549,290

269,962,952	350,174,034	64,956,921	78,191,277	2,154,635	2,927,035	33,504,479	30,955,189

$268,491,219	$269,962,952	$65,320,395	$64,956,921	$1,841,277	$2,154,635	$33,353,956	$33,504,479

4,125,158	4,912,067	1,202,971	1,223,808	1,910	45,898	57,222	112,586
323,738	245,428	88,262	219,051	2,447	4,710	6,802	12,678
(8,018,842)	(9,426,442)	(1,351,561)	(2,606,949)	(35,159)	(9,392)	(95,232)	(234,843)

(3,569,946)	(4,268,947)	(60,328)	(1,164,090)	(30,802)	41,216	(31,208)	(109,579)

–	75,414	–	2,271	N/A	N/A	N/A	N/A
725	276	73	390	N/A	N/A	N/A	N/A
(1,981)	(82,944)	–	(62,921)	N/A	N/A	N/A	N/A

(1,256)	(7,254)	73	(60,260)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	2,900	4,672	250,304	899,998
N/A	N/A	N/A	N/A	3,945	8,679	30,196	51,902
N/A	N/A	N/A	N/A	(13,055)	(118,690)	(337,707)	(487,925)

N/A	N/A	N/A	N/A	(6,210)	(105,339)	(57,207)	463,975

(3,571,202)	(4,276,201)	(60,255)	(1,224,350)	(37,012)	(64,123)	(88,415)	354,396

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Westwood Strategic Convertibles Fund		Westwood Flexible Income Fund
	Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Period Ended April 30, 2019* (Unaudited)

Operations:

Net Investment Income	$126,300	$25,725	$33,064

Net Realized Gain on Investments	357,208	455,424	8,395

Net Change in Unrealized Appreciation (Depreciation) on Investments	2,176,863	(254,051)	99,925

Net Increase in Net Assets Resulting from Operations	2,660,371	227,098	141,384

Distributions:

Institutional Shares	(568,295)	(257,723)	(31,597)

Total Distributions	(568,295)	(257,723)	(31,597)

Capital Share Transactions:

Institutional Shares:

Issued	34,782,657	1,442,965	3,519,510

Reinvestment of Dividends	568,295	257,489	31,597

Redeemed	(5,270,127)	(1,419,332)	(170,029)

Increase from Institutional Capital Share Transactions	30,080,825	281,122	3,381,078

Net Increase in Net Assets from Capital Share Transactions	30,080,825	281,122	3,381,078

Total Increase in Net Assets	32,172,901	250,497	3,490,865

Net Assets:

Beginning of Period	6,875,037	6,624,540	–

End of Period	$39,047,938	$6,875,037	$3,490,865

Shares Issued and Redeemed:

Institutional Shares:

Issued	3,334,297	137,993	346,220

Reinvestment of Dividends	57,225	25,258	3,052

Redeemed	(506,989)	(135,197)	(16,496)

Total Institutional Transactions	2,884,533	28,054	332,776

Net Increase in Shares Outstanding	2,884,533	28,054	332,776

Amounts designated as “—” are either $0 or have been rounded to $0.

* Commenced operations December 19, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(7)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional shares
2019(8)	$13.07	$0.11	$0.55	$0.66	$(0.19)	$(1.15)	$—	$(1.34)	$12.39	6.60	%†	$219,307	0.65	%*	0.73	%*	1.82	%*	15	%**
2018	13.10	0.20	0.62	0.82	(0.15)	(0.70)	—	(0.85)	13.07	6.30	†	213,175	0.65		0.72		1.50		49
2017	11.06	0.17	2.21	2.38	(0.13)	(0.21)	—	(0.34)	13.10	22.00	†	205,645	0.75		0.83		1.40		44
2016	11.95	0.14	0.05	0.19	(0.12)	(0.96)	—	(1.08)	11.06	2.00	†	185,171	0.79		0.86		1.29		39
2015	13.07	0.14	0.37	0.51	(0.14)	(1.49)	—	(1.63)	11.95	4.00		134,658	0.90		0.90		1.15		32
2014	12.96	0.13	1.61	1.74	(0.10)	(1.53)	—	(1.63)	13.07	15.15		159,973	0.89		0.89		1.03		47
A Class shares
2019(8)	$13.12	$0.09	$0.55	$0.64	$(0.17)	$(1.15)	$—	$(1.32)	$12.44	6.42	%†	$14,259	0.90	%*	0.98	%*	1.56	%*	15	%**
2018	13.15	0.17	0.62	0.79	(0.12)	(0.70)	—	(0.82)	13.12	6.02	†	13,183	0.90		0.97		1.25		49
2017	11.09	0.14	2.23	2.37	(0.10)	(0.21)	—	(0.31)	13.15	21.83	†	1,984	1.00		1.08		1.14		44
2016	11.98	0.12	0.04	0.16	(0.09)	(0.96)	—	(1.05)	11.09	1.74	†	1,762	1.05		1.11		1.07		39
2015	13.04	0.15	0.33	0.48	(0.05)	(1.49)	—	(1.54)	11.98	3.73		1,788	1.14		1.14		1.22		32
2014	12.94	0.09	1.62	1.71	(0.08)	(1.53)	—	(1.61)	13.04	14.83		6,031	1.14		1.14		0.76		47
Westwood Low Volatility Equity Fund
Institutional shares
2019(8)	$10.46	$0.06	$0.17	$0.23	$(0.36)	$(4.11)	$—	$(4.47)	$6.22	9.18	%†	$4,991	0.75	%*	1.93	%*	1.74	%*	28	%**
2018	11.94	0.14	0.15	0.29	(0.12)	(1.65)	—	(1.77)	10.46	2.35	†	7,803	0.75		1.05		1.30		26
2017	10.73	0.16	1.35	1.51	(0.14)	(0.16)	—	(0.30)	11.94	14.24		44,778	0.78		0.99		1.40		122
2016	11.58	0.18	(0.02)	0.16	(0.17)	(0.84)	—	(1.01)	10.73	1.82		57,401	0.94		0.94		1.72		39
2015	12.57	0.13	0.33	0.46	(0.11)	(1.34)	—	(1.45)	11.58	3.62		74,331	0.91		0.91		1.06		67
2014	12.57	0.12	1.38	1.50	(0.14)	(1.36)	—	(1.50)	12.57	13.30		84,009	0.91		0.91		0.98		67
Westwood SMidCap Plus Fund
Institutional shares
2019(8)	$13.09	$0.04	$0.93	$0.97	$(0.25)	$(0.33)	$—	$(0.58)	$13.48	8.34	%†	$18,461	0.81	%*	1.33	%*	0.57	%*	25	%**
2018	15.68	0.09	(0.20)	(0.11)	(0.06)	(2.42)	—	(2.48)	13.09	(1.80	)†	22,402	0.81		0.95		0.59		51
2017	13.33	0.07	2.36	2.43	(0.08)	—	—	(0.08)	15.68	18.28		157,882	0.90		0.90		0.45		38
2016	13.45	0.08	(0.05)	0.03	(0.07)	(0.08)	—	(0.15)	13.33	0.30		129,017	0.91		0.91		0.61		54
2015	13.89	0.03	—	0.03	(0.03)	(0.44)	—	(0.47)	13.45	0.19		119,445	0.99^		0.90		0.23		52
2014	13.07	0.02	1.37	1.39	(0.05)	(0.52)	—	(0.57)	13.89	11.05		116,384	1.00^		0.98		0.17		49
Westwood SMidCap Fund
Institutional shares
2019(8)	$15.50	$0.04	$0.46	$0.50	$(0.11)	$(2.12)	$—	$(2.23)	$13.77	6.07	%†	$192,301	0.88	%*	1.04	%*	0.66	%*	31	%**
2018	17.44	0.08	(0.11)	(0.03)	(0.04)	(1.87)	—	(1.91)	15.50	(0.33	)†	315,140	0.88		1.03		0.50		58
2017	14.74	0.07	2.84	2.91	(0.07)	(0.14)	—	(0.21)	17.44	19.83		346,913	0.97		0.97		0.40		55
2016	16.02	0.06	(0.27)	(0.21)	(0.02)	(1.05)	—	(1.07)	14.74	(1.08)		393,434	0.98		0.98		0.41		82
2015	17.91	0.02	0.02	0.04	(0.02)	(1.91)	—	(1.93)	16.02	0.14		490,554	0.96		0.96		0.09		56
2014	18.38	0.02	1.45	1.47	(0.07)	(1.87)	—	(1.94)	17.91	8.90		538,952	0.95		0.95		0.11		51
Westwood SmallCap Fund
Institutional shares
2019(8)	$16.76	$0.04	$0.86	$0.90	$(0.12)	$(0.88)	$—	$(1.00)	$16.66	6.67	%†	$393,383	0.99	%*	1.09	%*	0.51	%*	36	%**
2018	18.39	0.10	(0.47)	(0.37)	(0.07)	(1.19)	—	(1.26)	16.76	(2.28	)†	341,713	0.99		1.08		0.58		50
2017	14.39	0.07	4.18	4.25	(0.09)	(0.16)	—	(0.25)	18.39	29.71	†	234,321	1.10		1.10		0.42		56
2016	13.58	0.07	0.80	0.87	(0.04)	(0.02)	—	(0.06)	14.39	6.40	†	143,085	1.10		1.11		0.50		65
2015	14.57	0.04	(0.15)	(0.11)	(0.04)	(0.84)	—	(0.88)	13.58	(0.87)		135,973	1.10^		1.09		0.30		55
2014	14.12	0.04	1.52	1.56	(0.02)	(1.09)	—	(1.11)	14.57	11.89	†	107,158	1.10		1.12		0.26		68
Westwood MLP and Strategic Energy Fund
Institutional shares (commenced operations on December 29, 2014)
2019(8)	$6.53	$0.49	$(0.36)	$0.13	$(0.21)	$—	$—	$(0.21)	$6.45	2.39	%†	$16,786	1.00	%*	1.45	%*	6.48	%*	21	%**
2018	6.98	0.12	(0.38)	(0.26)	(0.19)	—	—	(0.19)	6.53	(3.79	)†	15,987	1.00		1.39		1.62		44
2017	7.25	0.07	(0.11)	(0.04)	(0.06)	—	(0.17)	(0.23)	6.98	(0.65	)†	14,575	1.00		1.24		0.93		36
2016	7.73	0.15	(0.33)	(0.18)	(0.16)	—	(0.14)	(0.30)	7.25	(1.93	)†	30,354	1.00		1.28		2.19		44
2015	10.00	0.11	(2.32)	(2.21)	(0.06)	—	—	(0.06)	7.73	(22.13	)†	25,931	1.00	*	1.79	*	1.46	*	34	**

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(7)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Income Opportunity Fund
Institutional shares
2019(8)	$15.31	$0.15	$0.74	$0.89	$(0.17)	$(0.63)	$—		$(0.80)	$15.40	6.29%		$1,689,182	0.84	%*	0.84	%*	1.97	%*	10	%**
2018	15.72	0.28	(0.11)	0.17	(0.28)	(0.30)	—		(0.58)	15.31	1.04		2,408,695	0.83		0.83		1.80		42
2017	14.58	0.26	1.18	1.44	(0.23)	(0.07)	—		(0.30)	15.72	9.98		2,584,805	0.83		0.83		1.72		34
2016	14.39	0.25	0.20	0.45	(0.23)	(0.03)	—		(0.26)	14.58	3.15		2,278,599	0.84		0.84		1.74		22
2015	14.88	0.24	(0.35)	(0.11)	(0.23)	(0.15)	—		(0.38)	14.39	(0.72)		2,387,027	0.84		0.84		1.66		24
2014	13.62	0.26	1.20	1.46	(0.18)	(0.02)	—		(0.20)	14.88	10.82		2,085,017	0.84		0.84		1.79		19
A Class shares
2019(8)	$15.30	$0.13	$0.74	$0.87	$(0.15)	$(0.63)	$—		$(0.78)	$15.39	6.16%		$70,757	1.10	%*	1.10	%*	1.71	%*	10	%**
2018	15.71	0.24	(0.11)	0.13	(0.24)	(0.30)	—		(0.54)	15.30	0.78		74,510	1.08		1.08		1.56		42
2017	14.57	0.22	1.18	1.40	(0.19)	(0.07)	—		(0.26)	15.71	9.71		98,976	1.08		1.08		1.45		34
2016	14.37	0.21	0.21	0.42	(0.19)	(0.03)	—		(0.22)	14.57	2.96		123,030	1.09		1.09		1.49		22
2015	14.87	0.21	(0.37)	(0.16)	(0.19)	(0.15)	—		(0.34)	14.37	(1.05)		144,239	1.09		1.09		1.41		24
2014	13.61	0.22	1.21	1.43	(0.15)	(0.02)	—		(0.17)	14.87	10.56		215,541	1.09		1.09		1.55		19
Westwood Worldwide Income Opportunity Fund

Institutional shares (commenced operations on May 1, 2015)
2019(8)	$10.05	$0.09	$0.34	$0.43	$(0.14)	$—	$—		$(0.14)	$10.34	4.36	%†	$1,876	0.95	%*	3.95	%*	1.83	%*	19	%**
2018	10.21	0.17	(0.17)	—	(0.16)	—	—		(0.16)	10.05	(0.05	)†	2,726	0.95		3.05		1.65		33
2017	9.37	0.15	0.81	0.96	(0.12)	—	—		(0.12)	10.21	10.37	†	4,861	0.95		2.20		1.57		41
2016	9.54	0.14	(0.16)	(0.02)	(0.15)	—	—		(0.15)	9.37	(0.17	)†	6,526	0.95		2.17		1.48		54
2015	10.00	0.08	(0.49)	(0.41)	(0.05)	—	—	(1)	(0.05)	9.54	(4.12	)†	7,728	0.95	*	2.44	*	1.56	*	28	**
Westwood Emerging Markets Fund
Institutional shares
2019(8)	$8.55	$0.05	$1.15	$1.20	$(0.16)	$—	$—		$(0.16)	$9.59	14.27%		$268,035	1.20	%*^	1.20	%*	1.06	%*	31	%**
2018	9.77	0.14	(1.29)	(1.15)	(0.07)	—	—		(0.07)	8.55	(11.85)		269,547	1.20^		1.17		1.40		23
2017	8.75	0.10	1.01	1.11	(0.09)	—	—		(0.09)	9.77	12.89	†	349,628	1.20	#	1.18		1.07		25
2016	7.72	0.11	1.00	1.11	(0.08)	—	—		(0.08)	8.75	14.61	†	214,725	1.20		1.27		1.36		47
2015	9.44	0.12	(1.72)	(1.60)	(0.12)	—	—		(0.12)	7.72	(17.09	)†	230,966	1.20		1.29		1.36		45
2014	9.31	0.13	0.09	0.22	(0.09)	—	—		(0.09)	9.44	2.43	†	49,954	1.20		1.86		1.46		28
A Class shares
2019(8)	$8.54	$0.04	$1.15	$1.19	$(0.13)	$—	$—		$(0.13)	$9.60	14.15%		$456	1.45	%*^	1.45	%*	0.86	%*	31	%**
2018	9.75	0.11	(1.27)	(1.16)	(0.05)	—	—		(0.05)	8.54	(11.98)		416	1.45^		1.42		1.12		23
2017	8.73	0.08	1.01	1.09	(0.07)	—	—		(0.07)	9.75	12.64	†	546	1.45	#	1.43		0.93		25
2016	7.71	0.08	1.00	1.08	(0.06)	—	—		(0.06)	8.73	14.16	†	435	1.45		1.52		1.07		47
2015	9.41	0.06	(1.67)	(1.61)	(0.09)	—	—		(0.09)	7.71	(17.24	)†	377	1.45		1.64		0.73		45
2014	9.28	0.10	0.10	0.20	(0.07)	—	—		(0.07)	9.41	2.24	†	517	1.45		2.10		1.07		28
Westwood Short Duration High Yield Fund
Institutional shares
2019(8)	$9.12	$0.21	$0.13	$0.34	$(0.21)	$—	$—		$(0.21)	$9.25	3.76	%†	$65,288	0.80	%*	1.03	%*	4.36	%*	21	%**
2018	9.37	0.42	(0.24)	0.18	(0.43)	—	—		(0.43)	9.12	1.92	†	64,926	0.80		1.02		4.57		37
2017	9.31	0.42	0.06	0.48	(0.42)	—	—		(0.42)	9.37	5.27	†	77,595	0.80		1.01		4.51		71
2016	9.30	0.40	0.03	0.43	(0.42)	—	—		(0.42)	9.31	4.75	†	70,368	0.84		1.05		4.39		54
2015	9.90	0.42	(0.60)	(0.18)	(0.42)	—	—		(0.42)	9.30	(1.83	)†	130,775	0.90		0.94		4.35		44
2014	10.13	0.42	(0.22)	0.20	(0.42)	(0.01)	—	(1)	(0.43)	9.90	2.01	†	184,609	0.90		0.93		4.17		36
A Class shares
2019(8)	$9.15	$0.20	$0.13	$0.33	$(0.20)	$—	$—		$(0.20)	$9.28	3.62	%†	$32	1.05	%*	1.28	%*	4.11	%*	21	%**
2018	9.37	0.40	(0.23)	0.17	(0.39)	—	—		(0.39)	9.15	1.91	†	31	1.05		1.26		4.26		37
2017	9.31	0.40	0.06	0.46	(0.40)	—	—		(0.40)	9.37	5.01	†	596	1.05		1.26		4.25		71
2016	9.30	0.38	0.02	0.40	(0.39)	—	—		(0.39)	9.31	4.50	†	1,541	1.08		1.32		4.18		54
2015	9.89	0.39	(0.58)	(0.19)	(0.40)	—	—		(0.40)	9.30	(1.98	)†	1,158	1.15		1.19		4.11		44
2014	10.12	0.39	(0.21)	0.18	(0.40)	(0.01)	—	(1)	(0.41)	9.89	1.77	†	1,110	1.15		1.18		3.91		36

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(7)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Opportunistic High Yield Fund
Institutional shares (commenced operations on December 29, 2014)
2019(8)	$9.32	$0.26	$0.17	$0.43	$(0.27)	$—	$—	$(0.27)	$9.48	4.77	%†	$625	0.70	%*	8.17	%*	5.71	%*	44	%**
2018	9.91	0.53	(0.52)	0.01	(0.60)	—	—	(0.60)	9.32	0.07	†	901	0.70		7.50		5.50		78
2017	9.73	0.59	0.22	0.81	(0.63)	—	—	(0.63)	9.91	8.57	†	550	0.70		5.28		5.97		67
2016	9.62	0.58	0.10	0.68	(0.57)	—	—	(0.57)	9.73	7.46	†	464	0.70		5.11		6.17		60
2015	10.00	0.39	(0.44)	(0.05)	(0.33)	—	—	(0.33)	9.62	(0.55	)†	273	0.65	*	5.97	*	4.71	*	37	**
Ultra shares (commenced operations on December 29, 2014)
2019(8)	$9.31	$0.27	$0.17	$0.44	$(0.28)	$—	$—	$(0.28)	$9.47	4.83	%†	$1,216	0.60	%*	8.17	%*	5.80	%*	44	%**
2018	9.90	0.55	(0.53)	0.02	(0.61)	—	—	(0.61)	9.31	0.17	†	1,253	0.60		7.21		5.65		78
2017	9.72	0.60	0.22	0.82	(0.64)	—	—	(0.64)	9.90	8.69	†	2,377	0.60		4.99		6.10		67
2016	9.61	0.59	0.10	0.69	(0.58)	—	—	(0.58)	9.72	7.56	†	3,992	0.60		4.95		6.27		60
2015	10.00	0.42	(0.48)	(0.06)	(0.33)	—	—	(0.33)	9.61	(0.61	)†	3,572	0.60	*	6.23	*	5.02	*	37	**
Westwood Market Neutral Income Fund

Institutional shares (commenced operations on May 1, 2015)
2019(8)	$9.82	$0.11	$0.21	$0.32	$(0.11)	$—	$—	$(0.11)	$10.03	3.26	%†	$6,016	1.16	%*(6)	1.45	%*	1.96	%*	37	%**
2018	10.12	0.18	(0.29)	(0.11)	(0.16)	—	(0.03)	(0.19)	9.82	(1.09	)†	6,193	1.22	(5)	1.62		1.85		88
2017	10.01	0.17	0.05	0.22	(0.09)	(0.02)	—	(0.11)	10.12	2.16	†	7,490	1.37	(4)	2.15		1.69		80
2016	10.11	0.22	0.13	0.35	(0.21)	(0.24)	—	(0.45)	10.01	3.62	†	2,392	1.27	(3)	3.27		2.22		99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—	(0.03)	10.11	1.38	†	3,291	1.35	*(2)	4.22	*	1.83	*	22	**
Ultra shares (commenced operations on May 1, 2015)
2019(8)	$9.82	$0.11	$0.22	$0.33	$(0.11)	$—	$—	$(0.11)	$10.04	3.39	%†	$27,338	1.11	%*(6)	1.40	%*	2.01	%*	37	%**
2018	10.13	0.19	(0.29)	(0.10)	(0.18)	—	(0.03)	(0.21)	9.82	(1.02	)†	27,312	1.12	(5)	1.52		1.96		88
2017	10.01	0.19	0.04	0.23	(0.09)	(0.02)	—	(0.11)	10.13	2.31	†	23,465	1.24	(4)	1.96		1.87		80
2016	10.11	0.22	0.14	0.36	(0.22)	(0.24)	—	(0.46)	10.01	3.73	†	4,093	1.16	(3)	3.17		2.28		99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—	(0.03)	10.11	1.40	†	3,943	1.28	*(2)	4.26	*	1.73	*	22	**
Westwood Strategic Convertibles Fund

Institutional shares (commenced operations on May 1, 2015)
2019(8)	$10.36	$0.04	$0.75	$0.79	$(0.04)	$(0.11)	$—	$(0.15)	$11.00	7.81	%†	$39,048	0.85	%*	1.15	%*	0.78	%*	105	%**
2018	10.42	0.04	0.31	0.35	(0.08)	(0.33)	—	(0.41)	10.36	3.47	†	6,875	0.85		2.63		0.37		175
2017	9.62	0.04	0.87	0.91	(0.11)	—	—	(0.11)	10.42	9.53	†	6,625	0.85		2.30		0.42		125
2016	9.78	0.08	(0.18)	(0.10)	(0.06)	—	—	(0.06)	9.62	(1.04	)†	6,235	0.85		2.48		0.80		118
2015	10.00	0.05	(0.27)	(0.22)	—	—	—	—	9.78	(2.20	)†	5,669	0.85	*	3.02	*	1.11	*	78	**
Westwood Flexible Income Fund

Institutional shares (commenced operations on December 19, 2018)
2019(9)	$10.00	$0.15	$0.45	$0.60	$(0.11)	$—	$—	$(0.11)	$10.49	6.07%		$3,491	0.79	%*	5.97	%*	3.97	%*	69	%**

Amounts designated as “—” are $0.
*	Annualized.
**	Not Annualized.
^	Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

#	Ratio includes previously waived investment advisory fees recovered.
(1)	Amount less than $0.01 per share.
(2)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.
(3)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% and 1.05% for Institutional Class and Ultra Class, respectively.
(4)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively.
(5)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.15% and 1.05% for Institutional Class and Ultra Class, respectively.
(6)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.10% and 1.05% for Institutional Class and Ultra Class, respectively.
(7)	Year ended October 31, 2018, unless otherwise indicated.
(8)	For the six month period ended April 30, 2019. All ratios have been annualized.
(9)	For the period ended April 30, 2019. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 53 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, Westwood Strategic Convertibles Fund and Westwood Flexible Income Fund (the “Funds”).

Each of the Funds is classified as a “diversified”, with the exception of the Westwood MLP and Strategic Energy Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMid-Cap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund and Westwood Emerging Markets Fund seek long-term capital appreciation. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Low Volatility Equity Fund seeks to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies over a market cycle. The Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund and Westwood Flexible Income Fund seek to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund seek to provide total return through a combination of capital appreciation and current income. The Westwood Opportunistic High Yield Fund seeks to maximize total return through a high level of current income and capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. general accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

converted to U.S. dollars using currency exchange rates as of the measurement date. Participatory Notes (“P-Notes”) are valued daily by an independent pricing vendor.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Westwood Management Corp. (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Westwood Emerging Markets Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood Emerging Markets Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.);

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2019, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of their normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the then current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in the Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of their prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short in their Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in their Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

As of April 30, 2019, the Westwood Market Neutral Income Fund engaged in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker on the Statement of Assets and Liabilities.

The Westwood Market Neutral Income Fund had prime brokerage borrowings throughout the period ended April 30, 2019 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid

USD	$866,486	$534,721	3.20%	$380

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Market Neutral Income Fund, Westwood Low Volatility Equity Fund, and Westwood Strategic Convertibles Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments.

Futures Contracts — The Market Neutral Income Fund held futures contracts during the period ended April 30, 2019. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of April 30, 2019.

As of April 30, 2019, the Westwood Market Neutral Income Fund had open futures contracts.

For the period ended April 30, 2019, the average notional amount of futures contracts held were as follows:

Average Monthly Market Value Balance Short	$2,263,291

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2019, the Westwood Market Neutral Income Fund had open purchased option positions.

For the period ended April 30, 2019, the average monthly balances for purchased and written options were as follows:

Average Monthly Market Value for Purchased Options	$77,444

Average Monthly Market Value for Written Options	$(16,308)

Master Limited Partnerships — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing a Fund’s interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

(“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of April 30, 2019, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of April 30, 2019, the Westwood Market Neutral Fund’s swap agreements were with one counterparty.

For the period ended April 30, 2019, the average monthly balances for swap contracts were as follows:

Average Monthly Market Value for Swap Contracts	$7,197

Participatory Notes — The Funds may invest in participatory notes, commonly known as P-Notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor. Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

and Westwood Flexible Income Fund distributes substantially all of their net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period. As of April 30, 2019, the Westwood Flexible Income Fund had $45,498 remaining to be amortized.

Redemption Fees — The Funds retain a redemption fee of 1.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds, if any, are reported on the Statements of Changes in Net Assets.

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the period.

The Fair Value of derivative instruments as of April 30, 2019, was as follows:

	Asset Derivatives April 30, 2019 Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives April 30, 2019 Statements of Assets and Liabilities Location	Fair Value

Derivatives not accounted for as hedging instruments:
Westwood Market Neutral Income Fund
Foreign Exchange	Unrealized Gain on Forward		Unrealized Loss on Forward
Contracts	Foreign Currency Contracts	$512	Foreign Currency Contracts	$—
	Unrealized Gain on Futures	33,292*	Unrealized Loss on Futures	—
Equity Contracts	Purchased Options, at Value	82,945	Written Options, at Value	12,750
	Unrealized Gain on Swap Contracts	137,583†	Unrealized Loss on Swap Contracts	517,982†
Credit Contracts	Unrealized Gain on Swap Contracts	583,696†	Unrealized Loss on Swap Contracts	157,929†

Total Derivatives not accounted for as hedging instruments		$838,028		$688,661

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

†Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statements of Operations for the period ended April 30, 2019, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total

Westwood Market Neutral Income Fund

Foreign Exchange Contracts	$12,604	$144,668	$—	$—	$—	$157,272

Equity Contracts	—	—	—	—	(513,570)	(513,570)

Credit Contracts	—	—	(155,459)	123,657	565,445	533,643

Total	$12,604	$144,668	$(155,459)	$123,657	$51,875	$177,345

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total

Westwood Market Neutral Income Fund

Foreign Exchange Contracts	$(1,674)	$(103,774)	$—	$—	$—	$(105,448)

Equity Contracts	—	—	—	—	(380,401)	(380,401)

Credit Contracts	—	—	(146,032)	67,758	425,769	347,495

Total	$(1,674)	$(103,774)	$(146,032)	$67,758	$45,368	$(138,354)

4. Offsetting Assets and Liabilities:

The Market Neutral Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Market Neutral Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Market Neutral Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of April 30, 2019, the Market Neutral Income Fund financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Emerging Markets Funds, and Westwood Short Duration High Yield and have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares.

The Westwood Worldwide Income Opportunity, Westwood Opportunistic High Yield Fund and Westwood Market Neutral Income Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the period ended April 30, 2019, the Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood Small Cap Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, and Westwood Market Neutral Income Fund incurred $14,889, $215,743, $222,401, $240, $348 and $1,527, respectively, of shareholder servicing fees or an effective rate of 0.07%, 0.08%, 0.06%, 0.01%, 0.02% and 0.00%, respectively.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Shares Expense Limitation” and the “A Class Shares Expense Limitation” and the “Ultra Shares Expense Limitation”). The contractual waivers are in place through February 28, 2020.

Fund	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation
Westwood LargeCap Value Fund	0.60%	0.65%	0.90%
Westwood Low Volatility Equity Fund	0.70%	0.75%	N/A
Westwood SMidCap Plus Fund	0.75%	0.81%	N/A
Westwood SmidCap Fund	0.75%	0.88%	N/A
Westwood SmallCap Fund	0.85%	0.99%	N/A
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%
Westwood Emerging Markets Fund	0.95%	1.20%	1.45%
Westwood Short Duration High Yield Fund	0.70%	0.80%	1.05%

The contractual waivers for the following Funds are in place through February 28, 2020.

Fund	Advisory Fee	Institutional Class Expense Limitation	Ultra Shares Expense Limitation
Westwood MLP and Strategic Energy Fund	0.85%	1.00%	N/A
Westwood Worldwide Income Opportunity Fund	0.75%	0.95%	N/A
Westwood Opportunistic High Yield Fund	0.55%	0.75%	0.60%
Westwood Market Neutral Income Fund	0.85%	1.20%	1.05%
Westwood Strategic Convertibles Fund	0.75%	0.85%	N/A
Westwood Flexible Income Fund	0.69%	0.79%	N/A

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, and pays the sub-adviser a portion of the fee that it receives from Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

For the period ended April 30, 2019, the Adviser recaptured previously waived fees of $4,817 for the Westwood Emerging Markets Fund. At April 30, 2019, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until April 30:	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund	Westwood SmallCap Fund
4/30/16 - 4/30/17	2020	$167,192	$35,481	$-	$-	$-
4/30/17 - 4/30/18	2021	167,014	117,722	54,123	223,206	164,567
4/30/18 - 4/30/19	2022	164,194	82,975	155,129	472,388	276,554

		$498,400	$236,178	$209,252	$695,594	$441,121

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Fiscal Year	Subject to Repayment until April 30:	Westwood MLP and Strategic Energy Fund	Westwood Worldwide Income Opportunity Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
4/30/16 - 4/30/17	2020	$60,037	$73,848	$44,365	$194,703
4/30/17 - 4/30/18	2021	56,626	79,248	-	164,307
4/30/18 - 4/30/19	2022	74,772	76,094	-	146,545

		$191,435	$229,190	$44,365	$505,555

Fiscal Year	Subject to Repayment until April 30:	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund	Westwood Flexible Income Fund
4/30/16 - 4/30/17	2020	$189,101	$114,615	$87,220	N/A
4/30/17 - 4/30/18	2021	160,011	118,515	101,235	N/A
4/30/18 - 4/30/19	2022	146,521	115,316	123,769	$43,079

		$495,633	$348,446	$312,224	$43,079

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the period ended April 30, 2019, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$33,088,126	$40,037,871	$—	$—
Westwood Low Volatility Equity Fund	1,707,067	4,896,123	—	—
Westwood SMidCap Plus Fund	4,880,566	9,734,452	—	—
Westwood SMidCap Fund	76,398,318	212,294,911	—	—
Westwood SmallCap Fund	140,152,968	124,895,792	—	—
Westwood MLP and Strategic Energy Fund	3,916,434	3,292,025	—	—
Westwood Income Opportunity Fund	122,441,367	587,523,034	47,435,942	43,297,950
Westwood Worldwide Income Opportunity Fund	287,232	733,655	—	—
Westwood Emerging Markets Fund	78,277,981	119,673,998	—	—
Westwood Short Duration High Yield Fund	14,258,212	12,719,069	—	—
Westwood Opportunistic High Yield Fund	803,127	1,091,681	—	—
Westwood Market Neutral Income Fund*	15,053,353	20,587,676	—	—
Westwood Strategic Convertibles Fund	59,448,539	29,595,791	—	—
Westwood Flexible Income Fund	3,683,920	805,614	484,248	458,668

* The cost of purchases to cover securities sold short and the proceeds from securities sold short were $6,791,819 and $1,156,929, respectively, for the period ended April 30, 2019.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2018	$4,403,119	$8,937,007	$—	$13,340,126
2017	2,257,434	3,610,765	—	5,868,199
Westwood Low Volatility Equity Fund
2018	1,133,747	5,510,609	—	6,644,356
2017	732,887	836,405	—	1,569,292
Westwood SMidCap Plus Fund
2018	561,438	3,700,139	—	4,261,577
2017	762,803	—	—	762,803
Westwood SMidCap Fund
2018	2,039,248	35,022,038	—	37,061,286
2017	1,819,356	3,548,622	—	5,367,978
Westwood SmallCap Fund
2018	3,949,400	11,934,288	—	15,883,688
2017	925,030	1,723,305	—	2,648,335
Westwood MLP and Strategic Energy Fund
2018	464,424	—	—	464,424
2017	61,065	—	469,233	530,298
Westwood Income Opportunity Fund
2018	47,269,463	51,576,260	—	98,845,723
2017	39,023,813	11,546,421	—	50,570,234
Westwood Worldwide Income Opportunity Fund
2018	56,172	—	—	56,172
2017	80,606	—	—	80,606
Westwood Emerging Markets Fund
2018	2,590,399	—	—	2,590,399
2017	2,412,018	—	—	2,412,018
Westwood Short Duration High Yield Fund
2018	3,184,380	—	—	3,184,380
2017	3,785,110	—	—	3,785,110
Westwood Opportunistic High Yield Fund
2018	128,049	—	—	128,049
2017	248,389	—	—	248,389
Westwood Market Neutral Income Fund
2018	540,383	—	97,200	637,583
2017	76,894	—	—	76,894
Westwood Strategic Convertibles Fund
2018	179,685	78,038	—	257,723
2017	69,075	—	—	69,075

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

As of October 31, 2018, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood LargeCap Value Fund	$4,940,854	$17,588,583	$—	$47,650,596	$(9)	$70,180,024
Westwood Low Volatility Equity Fund	330,730	2,307,165	—	1,274,883	(1,361)	3,911,417
Westwood SMidCap Plus Fund	368,767	520,419	—	4,303,193	(6)	5,192,373
Westwood SMidCap Fund	3,242,379	31,637,695	—	40,952,809	(13)	75,832,870
Westwood SmallCap Fund	7,178,219	12,202,108	—	15,965,948	(1)	35,346,274
Westwood MLP and Strategic Energy Fund	364,391	—	(6,278,654)	(1,222,457)	11,781	(7,124,939)
Westwood Income Opportunity Fund	5,389,608	93,027,364	—	267,473,520	—	365,890,492
Westwood Worldwide Income Opportunity Fund	13,750	—	(66,645)	76,209	(6)	23,308
Westwood Emerging Markets Fund	3,983,651	—	(34,442,377)	(1,923,013)	4	(32,381,735)
Westwood Short Duration High Yield Fund	21,025	—	(15,229,793)	(1,168,126)	(4)	(16,376,898)
Westwood Opportunistic High Yield Fund	12,056	—	(76,058)	(55,653)	(2)	(119,657)
Westwood Market Neutral Income Fund	—	—	(436,410)	(347,855)	(2)	(784,267)
Westwood Strategic Convertibles Fund	301,729	127,844	—	(140,699)	(3)	288,871

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood MLP and Strategic Energy Fund	$(3,177,633)	$(3,101,021)	$(6,278,654)
Westwood Worldwide Income Opportunity Fund	(66,645)	—	(66,645)
Westwood Emerging Markets Fund	(27,113,515)	(7,328,862)	(34,442,377)
Westwood Short Duration High Yield Fund	(2,324,680)	(12,905,113)	(15,229,793)
Westwood Opportunistic High Yield Fund	(41,920)	(34,138)	(76,058)
Westwood Market Neutral Income Fund	(436,410)	—	(436,410)

During the year ended October 31, 2018, the Westwood SMidCap Plus Fund, Westwood Worldwide Income Opportunity Fund and Westwood Opportunistic High Yield, utilized $2,425,944, $265,633 and $14,030, respectively, of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2019, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$178,607,940	$61,860,407	$(6,569,589)	$55,290,818
Westwood Low Volatility Equity Fund	3,858,354	1,234,963	(108,721)	1,126,242
Westwood SMidCap Plus Fund	14,060,990	4,491,924	(92,153)	4,399,771
Westwood SMidCap Fund	148,023,513	35,620,287	(2,429,397)	33,190,890
Westwood SmallCap Fund	345,095,494	59,591,111	(11,320,581)	48,270,530
Westwood MLP and Strategic Energy Fund	15,676,101	1,875,547	(824,269)	1,051,278
Westwood Income Opportunity Fund	1,491,327,804	309,823,577	(8,973,324)	300,850,253
Westwood Worldwide Income Opportunity Fund	1,548,196	185,008	(29,008)	156,000
Westwood Emerging Markets Fund	227,945,642	48,023,923	(7,919,876)	40,104,047
Westwood Short Duration High Yield Fund	63,856,163	446,671	(458,655)	(11,984)
Westwood Opportunistic High Yield Fund	1,750,987	27,749	(15,562)	12,187
Westwood Market Neutral Income Fund	30,229,303	537,878	(362,533)	175,345
Westwood Strategic Convertibles Fund	36,974,902	2,712,905	(675,379)	2,037,526
Westwood Flexible Income Fund	3,361,782	105,622	(5,697)	99,925

10. Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

The Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund invest substantially all of their assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At April 30, 2019, the net assets of the Westwood Worldwide Income Opportunity Fund, Westwood Emerging Markets Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

The Westwood Market Neutral Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund invest all of their net assets in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Market Neutral Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

The Westwood MLP and Strategic Energy Fund invests substantially all of its net assets in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interest are all in a particular industry, the MLP will be negatively impacted by economic events adversely impact that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The Westwood Worldwide Income Opportunity Fund invests in other investment companies such as exchange-traded funds (“ETFs”), and other open ended funds. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance.

The Westwood Flexible Income Fund invests primarily in income-producing fixed income and equity securities, including exchange-traded funds (“ETFs”) that invest primarily in income-producing securities.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Other:

At April 30, 2019, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	2	56%
Westwood LargeCap Value Fund, A Class Shares	2	98%
Westwood Low Volatility Equity Fund, Institutional Shares	2	38%
Westwood SMidCap Plus Fund, Institutional Shares	1	78%
Westwood SMidCap Fund, Institutional Shares	3	79%
Westwood SmallCap Fund, Institutional Shares	1	45%
Westwood MLP and Strategic Energy Fund, Institutional Shares	1	93%
Westwood Income Opportunity Fund, Institutional Shares	3	58%
Westwood Income Opportunity Fund, A Class Shares	1	52%
Westwood Worldwide Income Opportunity Fund, Institutional Shares	2	97%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	No. of Shareholders	% Ownership
Westwood Emerging Markets Fund, Institutional Shares	3	67%
Westwood Emerging Markets Fund, A Class Shares	1	89%
Westwood Short Duration High Yield Fund, Institutional Shares	3	63%
Westwood Short Duration High Yield Fund, A Class Shares	2	100%
Westwood Opportunistic High Yield Fund, Institutional Shares	2	100%
Westwood Opportunistic High Yield Fund, Ultra Shares	1	96%
Westwood Market Neutral Income Fund, Institutional Shares	1	88%
Westwood Market Neutral Income Fund, Ultra Shares	1	100%
Westwood Strategic Global Convertibles Fund, Institutional Shares	1	95%
Westwood Flexible Income Fund, Institutional Shares	1	98%

14. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies focus on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacts the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

15. New Accounting Pronouncement:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

16. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2018 - April 30, 2019).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,066.00	0.65%	$3.33
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,064.20	0.90	4.61
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,091.80	0.75	3.89
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,083.40	0.81	4.18
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,060.70	0.88	4.50
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,066.70	0.99	5.07
Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,021.60	0.65%	$3.26
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,020.30	0.90	4.51
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,021.10	0.75	3.76
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,020.80	0.81	4.06
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,020.40	0.88	4.41
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,019.90	0.99	4.96

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Disclosure of Fund Expenses (Unaudited)

	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood MLP and Strategic Energy Fund, Institutional Shares	$1,000.00	$1,023.90	1.00%	$5.02
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,062.90	0.84	4.30
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,061.60	1.10	5.62
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,043.60	0.95	4.81
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,142.70	1.20	6.38
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,141.50	1.45	7.70
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,037.60	0.80	4.04
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,036.20	1.05	5.30
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,047.70	0.70	3.55
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,048.30	0.60	3.05
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,032.60	1.10	5.54
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,033.90	1.05	5.30
Westwood Strategic Convertibles Fund, Institutional Shares	1,000.00	1,078.10	0.85	4.38
Westwood Flexible Income Fund, Institutional Shares(1)	1,000.00	1,060.70	0.79	2.94	**

Hypothetical 5% Return
Westwood MLP and Strategic Energy Fund, Institutional Shares	$1,000.00	$1,019.80	1.00%	$5.01
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,020.60	0.84	4.21
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.30	1.10	5.51
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,020.10	0.95	4.76
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,018.80	1.20	6.01
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,017.60	1.45	7.25
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,020.80	0.80	4.01
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,019.60	1.05	5.26
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,021.30	0.70	3.51
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,021.80	0.60	3.01
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,019.30	1.10	5.51
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,019.60	1.05	5.26
Westwood Strategic Convertibles Fund, Institutional Shares	1,000.00	1,020.60	0.85	4.26
Westwood Flexible Income Fund, Institutional Shares(1)	1,000.00	1,020.88	0.79	3.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 133/365 (to reflect the period since inception to the period ended April 30, 2019).

(1)	Commenced operations December 19, 2018.

The Advisors’ Inner Circle Fund	Westwood Funds

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Westwood Flexible Income Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on February 27, 2018 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; and (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objectives and strategy.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

The Advisors’ Inner Circle Fund	Westwood Funds

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

WHG-SA-001-1400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 9, 2019